December 22, 1998



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549


Re:               Alleghany Funds (the "Company")
                  File Nos. 33-68666 and 811-8004

Dear Sir/Madam:

         Pursuant to Rule 497(c) under the Securities Act of 1933, as amended, please accept for filing on behalf of Montag & Caldwell Growth Fund, Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund, portfolios of the above-referenced Company, the Class I shares Prospectus and combined Statement of Additional Information which differ from those contained in Post-Effective Amendment No. 12 (the "Amendment") to the Company's Registration Statement on Form N-1A. The Amendment was filed electronically on November 10, 1998 (Accession # 00000927405-98-000324).

         Kindly return an electronic transmittal as evidence of your receipt of this filing. If you have any questions, please do not hesitate to contact me at
(617) 573-1541.

                                                              Very truly yours,

                                                              ARLENE M. WALLACE

                                                              Arlene M. Wallace
                                    Paralegal

                                   PROSPECTUS
                                 And Application
                             (See Inside Back Cover)


                                December 21, 1998


                          Montag & Caldwell Growth Fund
                         Montag & Caldwell Balanced Fund
                             Chicago Trust Bond Fund

                                (Class I Shares)


                                 ALLEGHANY FUNDS

                                                            (800) 992-8151

                   Montag & Caldwell, Inc., Investment Advisor

                                 ALLEGHANY FUNDS

                          MONTAG & CALDWELL GROWTH FUND
                         MONTAG & CALDWELL BALANCED FUND
                             CHICAGO TRUST BOND FUND

                         For Institutional Shareholders

                                 Class I Shares

                                Montag & Caldwell, Inc.   Chicago Trust Company
              1100 Atlanta Financial Center 171 North Clark Street
               Atlanta, Georgia 30326-1450 Chicago, IL 60601-3294
                          (800) 992-8151 (800) 992-8151

                Website: http://alleghanyfunds.chicago-trust.com

                                   PROSPECTUS
                                December 21, 1998

         ALLEGHANY FUNDS (the "Company") is a no-load, open-end management investment company which consists of ten separate diversified investment series designed to offer investors a variety of investment opportunities. This Prospectus pertains only to the Class I shares of Montag & Caldwell Growth Fund, Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund (each a "Fund" and collectively, the "Funds"). Each Fund's Investment Advisor is Montag & Caldwell, Inc. ("Montag & Caldwell").

         Montag & Caldwell Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

         Montag & Caldwell Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets.

         Chicago Trust Bond Fund seeks high current income consistent with what The Chicago Trust Company believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years.

         The shares of each Fund may be purchased or redeemed without any purchase or redemption charge imposed by the Company, although institutions may charge their customers for services provided in connection with their investments.

         Shares of each Fund are not deposits, obligations of, or endorsed by any bank, and are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in each Fund involves investment risks, including the possible loss of principle.

         This Prospectus sets forth concisely the information a prospective investor should know before investing in each of the above Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional
Information dated December 21, 1998, as supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Company, at the address and telephone number below.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES  AND  EXCHANGE   COMMISSION  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Alleghany Funds:                                            Investment Advisors:
----------------                                            -------------------
171 North Clark Street                                   Montag & Caldwell, Inc.
Chicago, IL  60601-3294                            1100 Atlanta Financial Center
(800) 992-8151                                          3343 Peachtree Road, NE
                                                        Atlanta, GA  30326-1450

                                                       The Chicago Trust Company
                                                          171 North Clark Street
                                                         Chicago, IL 60601-3294

                                TABLE OF CONTENTS

                                                                           Page

PROSPECTUS SUMMARY                                                                                             5
EXPENSE INFORMATION                                                                                            6
FINANCIAL HIGHLIGHTS                                                                                           8
INVESTMENT OBJECTIVES AND POLICIES                                                                             9
     Montag & Caldwell Growth Fund                                                                             9
     Montag & Caldwell Balanced Fund                                                                          10
     Chicago Trust Bond Fund                                                                                  11
INVESTMENT STRATEGIES AND RISK CONSIDERATIONS                                                                 11
MANAGEMENT OF THE FUNDS                                                                                       19
PORTFOLIO MANAGEMENT METHODS                                                                                  20
ADMINISTRATION OF THE FUNDS                                                                                   21
PURCHASE OF SHARES                                                                                            22
EXCHANGE OF SHARES                                                                                            24
REDEMPTION OF SHARES                                                                                          24
NET ASSET VALUE                                                                                               26
DIVIDENDS AND TAXES                                                                                           26
PERFORMANCE OF THE FUNDS                                                                                      27
GENERAL INFORMATION                                                                                           27


                                    APPENDIX

DEBT RATINGS                                                              29


         THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

The Funds

         The Company is an open-end, management investment company commonly known as a mutual fund. The Company was established as a Delaware business trust on September 10, 1993. The Company currently offers ten separate series of shares. This Prospectus offers only Class I shares of Montag & Caldwell Growth Fund, Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund (each a "Fund" and collectively, the "Funds").

Investment Definitions

         Equity   Securities--The   term  "equity  securities"  as  used  herein
typically refers to common stock or preferred stock, which represent a stockholder's equity or ownership of shares in a company.

         Debt Securities--Examples of "debt securities" are bills, notes and bonds, each representing a promise by the issuer to re-pay a debt which is generally secured by the assets of such issuer. Also in this investment category are debentures, which are bonds or promissory notes that are backed by the general credit of the issuer, but not secured by specific assets of such issuer.

         Convertible Features--Equity or debt securities purchased by the Funds may have "convertible" features, whereby they can be exchanged for another class of securities, according to the terms of their respective issuers.

         Short-Term Instruments--"Short-term (or money market) instruments" are generally private or Government obligations with maturities of one year or less and may include (but are not limited to) certificates of deposit, bankers' acceptances, corporate commercial paper, and Government obligations.

         Derivative Investments--The term "derivatives" has been used to identify a range and variety of financial categories. In general, a derivative is commonly defined as a financial instrument whose performance is derived, at least in part, from the performance of an underlying asset, such as a specific security or an index of securities. Derivatives which may be used from time to time by the Funds and the investment risks associated with such instruments are discussed in detail under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

Investment Objectives of the Funds

         Montag & Caldwell Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary.

         Montag & Caldwell Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets.

         Chicago Trust Bond Fund seeks high current income consistent with what The Chicago Trust Company believes to be prudent risk of capital. The Fund will primarily invest in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years.

How to Purchase Shares

         The minimum initial investment for Class I shares is $5 million for Montag & Caldwell Growth Fund and Chicago Trust Bond Fund and $1 million for the Montag & Caldwell Balanced Fund. For purposes of the minimums, the accounts of a financial consultant's clients may be aggregated in determining whether the minimums have been met. In addition, aggregation may be applied to the accounts of immediate family members as well as to the related accounts of a corporation or other legal entity. Each Fund may also waive the minimum initial investment for investors who have signed a letter of intent.

         Class I shares of the Funds do not impose any sales load, redemption or exchange fees or have a Distribution Plan pursuant to Rule 12b-1 ("12b-1 Plan") under the Investment Company Act of 1940, as amended (the "1940 Act"). The public offering price is the net asset value per share next determined after receipt of a purchase order in proper form. See "PURCHASE OF SHARES."

How to Redeem Shares

     Shares of each Fund may be redeemed at the net asset value per share of Class I shares of the Fund next determined after receipt of a redemption request in proper form. Signature guarantees may be required. See "REDEMPTION OF SHARES."

Dividends

         Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareowners. Distributions of net capital gains, if any, will be made annually. All distributions are reinvested at net asset value, in additional full and fractional shares of the respective Fund unless and until the shareowner notifies the Transfer Agent in writing requesting payments in cash. Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund declare and pay dividends, if any, quarterly. Chicago Trust Bond Fund declares and pays dividends, if any, monthly. See "DIVIDENDS AND TAXES."

Management of the Funds

         Montag & Caldwell, Inc. ("Montag & Caldwell"), 1100 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326-1450, a registered investment advisor, is the Investment Advisor for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund.

         The Chicago Trust Company ("Chicago Trust"), 171 North Clark Street, Chicago, Illinois 60601, an Illinois corporation, provides investment advisory services to Chicago Trust Bond Fund.

         As of November 30,  1998,  Chicago  Trust  managed  approximately  $8.8
billion  in  assets   primarily  for  pension  and  profit   sharing   accounts,
individuals, families, and insurance companies.

         As of November 30, 1998,  Montag & Caldwell managed over $23 billion in
assets  primarily  for  employee  benefit,   endowment,   charitable  and  other
institutional clients, mutual funds, and high net worth individuals.

         First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the Funds' Distributor. Bankers Trust Company, 16 Wall Street, New York, New York 10005, serves as the Custodian of the Funds' assets. The Chicago Trust Company, 171 North Clark Street, Chicago, Illinois 60601, serves as the Funds' Administrator. First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109 serves as the Funds' Sub-Administrator. First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Funds' Transfer Agent.

                               EXPENSE INFORMATION

Shareowner Transaction Expenses of the Funds:
Maximum Sales Load Imposed on Purchases                                  None
Maximum Sales Load Imposed on Reinvested Dividends                       None
Maximum Deferred Sales Load                                              None
Redemption Fees                                                          None
Exchange Fees                                                            None

         If you want to redeem shares by wire transfer, the Funds' Transfer Agent charges a fee, currently $20.00, for each wire redemption. Institutions may independently charge fees for shareowner transactions or for advisory services; please see their materials for details.

Annual Fund Operating Expenses as a Percentage of Average Net Assets:

Montag & Caldwell Growth Fund

Investment Advisory Fees...........................................        0.80%
12b-1 Fees..........................................................        None
Other Expenses.....................................................        0.13%
                                                                         -----
Net Expense Ratio..................................................        0.93%
                                                                          =====

Montag & Caldwell Balanced Fund

Investment Advisory Fees ..........................................        0.75%
12b-1 Fees.........................................................        None
Other Expenses.....................................................        0.20%
                                                                          -----
Net Expense Ratio..................................................        0.95%
                                                                           =====

Chicago Trust Bond Fund

Investment Advisory Fees (after reimbursement).....................        0.40%
12b-1 Fees..........................................................        None
Other Expenses.....................................................        0.15%
                                                                          -----
Net Expense Ratio..................................................        0.55%
                                                                        =====


 .........The  purpose of this table is to assist the  investor in  understanding the various expenses that an investor in the Funds will bear directly or indirectly. With respect to Montag & Caldwell Growth Fund, the figures in the above table are based on the Fund's operating expenses for the fiscal year ended October 31, 1997. With respect to Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund, the figures in the above table are estimates based on what each Fund's operating expenses would have been had each Fund commenced selling Class I shares prior to October 31, 1997. Montag & Caldwell has voluntarily undertaken to waive its fee or reimburse the Funds for total operating expenses of Class I shares in excess of 0.98% and 1.00% for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund, respectively. Chicago Trust has voluntarily undertaken to waive its fee or reimburse Chicago Trust Bond Fund for total operating expenses of Class I shares in excess of 0.55%. Absent such fee waivers and reimbursement of expenses, the estimated investment advisory fees, other expenses, and total operating expenses for the Chicago Trust Bond Fund would be 0.55%, 0.15% and 0.70%.

     .........Based on the level of expenses listed above (after  reimbursement)
the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

                                        1 Year              3 Years            5 Years             10 Years
                                        ------              -------            -------             --------

Montag & Caldwell Growth Fund           $9                  $30                $51                 $114
Montag & Caldwell Balanced Fund         $10                 $30                $52                 $115
Chicago Trust Bond Fund                 $6                  $17                $30                 $67

     .........The  foregoing  tables  are  designed  to assist the  investor  in understanding the various costs and expenses that a shareowner will bear directly or indirectly. While the example assumes a 5% annual return, the Funds' actual performance will vary and may result in actual returns greater or less than 5%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

     .........Each  Fund  offers two  classes of shares  that invest in the same portfolio of securities. Shareowners of Class N are subject to a 12b-1 Plan, and the shareowners of Class I are not; therefore, expenses and performance figures will vary between the classes. The information set forth in the foregoing tables and example relates only to the Class I shares. See "GENERAL INFORMATION."

                              FINANCIAL HIGHLIGHTS

         The following Financial Highlights are part of the financial statements for Montag & Caldwell Growth Fund. The audited period presented is from the Fund's commencement of operations to October 31, 1997, the end of the Company's most recent fiscal year. These Financial Highlights have been audited by KPMG
Peat Marwick LLP, independent certified public accountants, for the period indicated in their report thereon appearing in the Company's related Statement of Additional Information. As of October 31, 1998, Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund had not commenced selling Class I shares.

         The following table sets forth financial data for a share of beneficial interest outstanding throughout each period presented. This should therefore be read in conjunction with the financial statements and related notes included as the Appendix in the Statement of Additional Information.

                                                                                  Montag & Caldwell Growth Fund

                                                                                  Year Ended         Period Ended
                                                                                   10/31/97           10/31/96*
                                                                              ------------------- -------------------

Net Asset Value, beginning of period                                               $  17.08          $  15.59
                                                                                   --------          --------
Income from Investment Operations:
   Net investment income                                                               0.00              0.02
   Net realized and unrealized gain on investments                                     5.81              1.49
                                                                                   --------          --------
       Total from investment operations                                                5.81              1.51
                                                                                   --------          --------
Less Distributions:
Distributions from and in excess of net investment income                              0.00             (0.02)
Distributions from net realized gain on investments                                   (0.14)             0.00
                                                                                   --------          --------
       Total distributions                                                            (0.14)            (0.02)
                                                                                   --------          --------
Net increase in net asset value                                                        5.67              1.49
                                                                                   --------          --------
Net Asset Value, end of period                                                     $  22.75          $  17.08
                                                                                   ========          ========
Total Return                                                                          34.26%             9.67%(2)
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)                                                $268,861          $ 52,407
Ratio of expenses to average net assets before
   reimbursement of expenses by Advisor                                                0.93%             0.98%(1)
Ratio of expenses to average net assets after
   reimbursement of expenses by Advisor                                                0.93%             0.98%(1)
Ratio of net investment income to average net assets
   before reimbursement of expenses by Advisor                                        (0.07)%            0.17%(1)
Ratio of net investment income to average net assets
   after reimbursement of expenses by Advisor                                         (0.06)%            0.17%(1)
Portfolio turnover                                                                    18.65%            26.36%(2)
Average commission rate paid                                                          $0.0592           $0.0639

* Montag & Caldwell Growth Fund Class I shares commenced  operations on June 28,
1996.

(1)  Annualized.

(2)  Not Annualized.


Performance Measures

         From time to time, each Fund may advertise performance measures as set forth under "PERFORMANCE OF THE FUNDS."

         Performance measures will be based on historical earnings and are not intended to indicate future performance. Management's detailed discussion of the Company's performance data will be found in each Fund's most recent Annual Report to Shareowners, which is available upon request and without charge, by calling (800) 992-8151. Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund will not be included in the Annual Report to Shareowners until October 31, 1999.

Portfolio Turnover

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive a favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in each Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Fund. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Fund's investment policies are not fundamental and may be changed without shareowner approval. While a non-fundamental policy or restriction may be changed by the Trustees of the Company without shareowner approval, the Funds intend to notify shareowners before making any change in any such policy or restriction. Fundamental policies may not be changed without shareowner approval.

         Each Fund strives to attain its investment objective, but there can, of course, be no assurance that it will do so. Please refer to the policies and risk disclosures more fully described under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS." Additional investment policies and restrictions are described in the Statement of Additional Information.

MONTAG & CALDWELL GROWTH FUND:

         Montag & Caldwell Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of convertible and non-convertible equity securities, convertible and non-convertible debt securities, and short-term instruments. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell selects equity securities that it believes are undervalued based upon the issuer's estimated earning power and ability to produce strong earnings growth over the next 12 to 18 months. Issuers include, but are not limited to, established companies with a history of growth and companies that are expected to enter periods of earnings growth. Montag & Caldwell may purchase securities of companies which do not pay dividends, but which are believed to have superior growth potential. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter.

         While it is the Fund's policy to remain substantially invested in common stock or securities convertible into common stock, it may invest in non-convertible preferred stock and non-convertible debt securities. When Montag & Caldwell has determined that adverse market and economic conditions warrant, the Fund may invest all or part of its assets in high-quality money market securities and repurchase agreements for temporary defensive purposes. The Fund may invest up to 30% of its total assets in foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), although it has no current intention of investing in unsponsored ADRs or EDRs. The Fund may also engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to the Fund are more fully described in the next section of this Prospectus.

         Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, zero coupon bonds, and convertible debentures. The Fund will invest only in investment-grade debt securities which include those securities that are rated "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB-" or better by Standard & Poor's Corporation ("S&P"), or if not rated, of comparable quality in the opinion of Montag & Caldwell. The dollar weighted average quality of the debt securities rated by Moody's will be "A3" or better, the dollar weighted average quality of the investment-grade debt securities rated by S&P will be "A" or better, and the dollar weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell. The Appendix contains an explanation of Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.

MONTAG & CALDWELL BALANCED FUND:

         Montag & Caldwell Balanced Fund seeks long-term total return through investment primarily in a combination of equity and debt securities, and short-term instruments. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis will be placed upon selection of particular investments as opposed to allocation of assets. The Fund will have a strategic target allocation of equity positions between 50% and 70% of total assets, but for temporary defensive purposes the Fund may reduce the actual equity commitment to 25% of total assets or less. From time to time, Montag & Caldwell will determine the expected total return to the Fund on its equity securities over a period of 12 to 18 months as compared with the Fund's expected return during that period from fixed income investments and money market securities. If the expected total return from equities appears to be more attractive, the percentage invested in equity securities will be increased. If the expected total return from fixed income securities appears to be more attractive, the equity portion will be reduced.

         In seeking capital appreciation, the Fund may invest in common stocks and securities convertible into common stocks of established companies by selecting securities that are believed to be undervalued based upon their estimated earning power and ability to produce strong earnings growth over the next 12 to 18 months. Income produced from the equity portion of the Fund will be of secondary importance. The equity portion of this Fund will consist of the same type of securities that will normally form the portfolio of Montag & Caldwell Growth Fund.

         In seeking income, at least 25% of the Fund's total assets will be invested at all times in fixed income senior securities. The fixed income portion of the portfolio will be comprised of U.S. Government issuers, investment-grade debt securities, and preferred stock. The Fund may invest in mortgage-backed securities, asset-backed securities which include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The purpose of the fixed income securities will be to produce a stable flow of income to offset the volatility normally associated with equity investment. The dollar weighted average maturity will range between three and ten years under normal circumstances.

         When, in the opinion of Montag & Caldwell, a defensive investment posture is warranted, this Fund is permitted to invest temporarily and without limitations in U.S. Government obligations, high-quality money market securities, and repurchase agreements with respect to U.S. Government securities. The Fund may also invest up to 30% of its total assets in foreign securities in the form of ADRs or EDRs, although it has no current intention of investing in unsponsored ADRs and EDRs. In addition, the Fund is permitted to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, to lend its portfolio securities, and to engage in futures and options transactions for hedging purposes. Such investments are generally considered to be derivative securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

         Debt securities consist of obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. companies and of U.S. banks such as bonds, debentures, mortgage- and other asset-backed securities, zero coupon bonds, and convertible debentures. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB-" or better by Standard & Poor's Corporation ("S&P"). The dollar-weighted average quality of the debt securities rated by Moody's will be "A3" or better and the dollar- weighted average quality of the investment-grade debt securities rated by S&P will be "A" or better. The dollar-weighted average quality of unrated debt securities will be comparable, as determined by Montag & Caldwell. The Appendix contains an explanation of Moody's and S&P ratings. In the event a rated security held by the Fund is downgraded below an investment-grade rating by Moody's or S&P, the Investment Advisor will promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners.

CHICAGO TRUST BOND FUND:

         Chicago Trust Bond Fund seeks high current income consistent with what the Investment Advisor believes to be prudent risk of capital. The Fund will primarily invest in a broad range of intermediate-term bonds and other fixed income securities. The Fund's dollar-weighted average maturity will range between three and ten years under normal market conditions.

         This Fund will invest primarily in fixed income securities that are, at the time of purchase, of investment-grade. Investment-grade debt securities include those securities which are rated "Baa3" or better by Moody's or "BBB-" or better by S&P. These fixed income securities may include obligations of the U.S. Government, its agencies or instrumentalities, obligations of U.S. corporations, and obligations of U.S. banks. Under normal market conditions, at least 65% of the Fund's total assets will be invested in fixed income securities including intermediate investment-grade bonds, debentures, mortgage and other asset-related securities, zero coupon bonds, and convertible debentures. Other asset-backed securities include consumer loans such as credit card receivables and installment loan contracts, and commercial loans such as equipment receivables. The Fund may also invest in longer-term bonds as well as short-term notes, bills, commercial paper, and certificates of deposit. The Fund's portfolio may include, but is not limited to: asset-backed securities; bank obligations; collateralized bonds; loan and mortgage obligations; commercial paper; corporate debt securities; foreign securities; private placements; repurchase agreements; savings and loan obligations; and U.S. Government and agency obligations.

         When, in the opinion of the Investment Advisor, a defensive investment posture is warranted, this Fund is permitted to invest temporarily and without limitation in U.S. Government obligations, high-quality money market securities, and repurchase agreements with respect to U.S. Government securities. The Fund is permitted to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, to engage in options transactions, futures contracts and related options for hedging purposes, and to invest in interest rate swaps, which could subject the Fund to increased risks. Such investments are generally considered to be derivative securities. The Fund may also lend its portfolio securities. These and other applicable investment activities with respect to this Fund are more fully described in the next section of this Prospectus.

         This Fund may invest up to 20% of its total assets in fixed income securities which are rated lower than "Baa3" by Moody's or "BBB-" by S&P or, if unrated, will be determined to be of comparable quality by the Investment Advisor. These instruments are commonly called "junk bonds" and are considered to have speculative characteristics. The Fund will not invest in securities rated lower than "B" by Moody's or S&P. In the event a rated security held by the Fund is downgraded below "B" by Moody's or S&P, the Investment Advisor shall promptly reassess the risks involved and take such actions as it determines will be in the best interests of the Fund and its shareowners. See the Appendix for a description of Corporate Debt Ratings. The Fund will not invest in securities that are in default nor will the Fund invest in securities which, in the Investment Advisor's opinion, involve excessive risk.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

In General

         Shareowners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that each Fund's investment objective will be attained. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage represented by such investment which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

Government Obligations

         Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent described above. Obligations of certain agencies and instrumentalities of the U.S. Government, such as Ginnie Mae (formerly known as "Government National Mortgage Association") ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some Government obligations may be issued as variable or floating-rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of time the shareowner owns shares of the Fund.

Money Market Securities

         Each Fund may invest in money market securities, including bank obligations and commercial paper. Bank obligations may include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Advisor believes that the credit risk with respect to the investment is minimal.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

Borrowing

         Each Fund may not borrow money or issue senior securities, except as described in this paragraph. Each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. Each Fund may not mortgage, pledge, or hypothecate any assets, except that each Fund may mortgage, pledge, or hypothecate its assets in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Each Fund will not borrow money in excess of 25% of the value of its total assets. The Funds have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Illiquid Securities

         Each Fund may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities will generally include, but are not limited to: repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; interest rate, currency and mortgage swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

Repurchase Agreements

         Each Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements are considered, under the 1940 Act, to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

Reverse Repurchase Agreements

         Each Fund may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash or liquid securities having a value at least equal to the resale price. Reverse repurchase agreements are considered to be borrowings by the Fund, and as such are subject to the investment limitations discussed above under the sub-section titled "Borrowing."

Rule 144A Securities

         Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Advisor under guidelines approved by the Company's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Securities Lending

         Each Fund may seek additional income from time to time by lending its respective portfolio securities on a short-term basis to banks, brokers and dealers under agreements. Loans of portfolio securities by each Fund will be collateralized by cash held in non-interest bearing demand accounts, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which will be maintained at all times in an amount equal to the current market value of the loaned securities. Each Fund will not make such loans in excess of 25% of the value of its total assets. The major risk to which the Funds would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review by the Investment Advisor, subject to overall supervision by the Board of Trustees, including a review of the creditworthiness of the borrowing broker-dealer or other institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Investment Advisor.

Securities of Other Investment Companies

         Each Fund may invest in securities issued by other investment companies which invest in securities in which the particular Fund is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition, each Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or the Funds as a whole. Each Fund is subject to additional limitations in these purchases as described under "INVESTMENT RESTRICTIONS" in the Statement of Additional Information. As a shareowner of another investment company, each Fund would bear, along with other shareowners, its pro rata portion of such investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Asset-Backed Securities

         Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund may invest in asset-backed securities which represent interests in, or are secured by and payable from, pools of government, government-related and private organizations of assets, such as consumer loans, credit card receivable securities and installment loan contracts. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

Mortgage-Backed Securities

         Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund may invest in mortgage-backed securities which represent interests in, or are secured by and payable from, pools of mortgage loans, including collateralized mortgage obligations. These securities may be U.S. Government mortgage-backed securities, which are issued or guaranteed by a U.S. Government agency or instrumentality (though not necessarily backed by the full faith and credit of the United States), such as GNMA, FNMA, and Federal Home Loan Mortgage Corporation certificates. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

Stripped Mortgage Securities

         Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund may purchase participations in trusts that hold U.S. Treasury and agency securities and may also purchase zero coupon U.S. Treasury obligations, Treasury receipts and other stripped securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Each Fund will only invest in government-backed mortgage securities. The
Investment  Advisor  will  consider  liquidity  needs  of  each  Fund  when  any investment in zero coupon obligations is made. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed; accordingly, certain of these securities which are backed by other than fixed rate mortgages may be deemed to be illiquid. Please see
"General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

Short-Term Trading

         Each Fund may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

Foreign Securities

         Each Fund except Chicago Trust Bond Fund may invest in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include: political, social or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding and income taxation; and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

     In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

         For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

         Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareowner communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareowner communications and passes through the voting rights.

Derivative Investments

         The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

         Each Fund may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. Each Fund will not engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Advisor to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

         Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Advisor will generally not exceed 20% of total assets for each Fund; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. Listed below, including risks and policies with respect thereto, are the types of securities in which the Funds are permitted to invest that are considered by the Investment Advisor to be derivative in nature.

1.       Options:

         Each Fund may engage in options, including those described below.

         A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Fund's total assets. A Fund will only sell or write call options on a covered basis (e.g. on securities it holds in its portfolio).

         A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. A Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be held in a segregated account for such options. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to a Fund's total return. A Fund may lose potential market appreciation if the judgment of its Investment Advisor is incorrect with respect to interest rates, security prices or the movement of indices.

         An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

         Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

         A Fund may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

2.       Forward Commitments, When-Issued Securities, and Delayed-Delivery
Transactions:

         Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery, or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its Investment Advisor deems it appropriate to do so. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

3.       Futures Contracts and Related Options:

         Each Fund may engage in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets, after taking into account unrealized profits and unrealized losses on any such contracts. At maturity, a futures contract obligates a Fund to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

         Any gain derived by a Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareowners and will be taxable to shareowners as a combination of ordinary income and long-term capital gain.

         A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the market is expected to decline, a Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, a Fund will create a segregated account of cash or liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

4.        Interest Rate Swaps

         Only Chicago Trust Bond Fund, in order to help enhance the value of its respective portfolio, or manage exposure to different types of investments, may enter into interest rate, currency, and mortgage swap agreements and may purchase and sell interest rate "caps", "floors", and "collars."

         In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount in return for payments equal to a fixed interest rate on the same amount for a specified period. Swaps involve the exchange between a Fund and another party of their respective rights to receive interest, e.g., an exchange of fixed-rate payments for floating-rate payments. For example, if a Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed-rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect a Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. A Fund will enter into interest rate swaps only on a net basis (i.e. the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Company's custodian bank.

         Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

General Risk Factors

1.       Options, Futures, and Forward Contracts:

         Each Fund may engage in such investment practices. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by a Fund and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Investment Advisor's inability to predict correctly the direction of security prices, interest rates and other economic factors. For a further discussion, see "INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of Additional Information.

2.       Fixed Income Investing:

         Each Fund may engage in fixed income investment practices. There are two principal types of risks associated with investing in debt securities: (1) market (or interest rate) risk and (2) credit risk.

         Market risk relates to the change in market value caused by fluctuations in prevailing rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates.

         In an effort to obtain maximum income consistent with its investment objective, each Fund may, at times, change the average maturity of its investment portfolio, consistent with a three- to ten-year weighted average maturity range, by investing a larger portion of its assets in relatively longer-term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter- and intermediate-term maturities when a rise in interest rates is indicated.

         Credit risk refers to the possibility that a bond issuer will fail to make timely payments of interest or principal. The ability of an issuer to make such payments could be affected by general economic conditions, litigation, legislation or other events including the bankruptcy of the issuer. For a further discussion, see "INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees

         Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Trustees. The Statement of Additional Information contains the name of each Trustee and background information regarding the Trustees.

Montag & Caldwell, Inc.

         The Investment Advisor for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund is Montag & Caldwell, a registered investment advisor located at 1100 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326-1450. Montag & Caldwell, founded in 1945, is an indirect wholly-owned subsidiary of the Alleghany Corporation, which is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals. Alleghany Corporation is located at Park Avenue Plaza, New York, New York 10055.

         Pursuant to an Investment Advisory Agreement with the Company, Montag & Caldwell provides an investment program for each Fund in accordance with their respective investment policies, limitations and restrictions, and Chicago Trust furnishes executive, administrative and clerical services required for the transaction of each Fund's business.

         For providing investment advisory services, each Fund has agreed to pay Montag & Caldwell a monthly fee at the following rates based on each Fund's average daily net assets. Effective on the date of this Prospectus, Montag & Caldwell Growth Fund's fee is 0.80% on the first $800 million of average daily net assets and 0.60% of average daily net assets over $800 million. Montag & Caldwell Balanced Fund's fee is 0.75%.

         Montag & Caldwell has voluntarily undertaken to reduce its advisory fee and to reimburse Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund for operating expenses (as defined previously) in excess of 0.98% and 1.00%, respectively, for Class I shares. Such fee reimbursements and waivers may be terminated at the discretion of Montag & Caldwell.

The Chicago Trust Company

         The Investment Advisor for Chicago Trust Bond Fund is Chicago Trust. Chicago Trust managed approximately $8.8 billion in assets at November 30, 1998, consisting primarily of pension and profit sharing accounts, end accounts of high net worth individuals, families and insurance companies. Chicago Trust, an Illinois corporation, is an indirect and wholly-owned subsidiary of Alleghany Corporation.

         Pursuant to an Investment Advisory Agreement with the Company, Chicago Trust provides an investment program for the Fund in accordance with its investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of the Fund's business.

         For providing investment advisory services, the Fund has agreed to pay Chicago Trust a monthly fee at an annual rate of 0.55%, exclusive of voluntary fee waivers, based on its average daily net assets.

         Chicago Trust has voluntarily undertaken to reduce its advisory fee and to reimburse the Fund for operating expenses in excess of 0.55% for Class I shares. Such fee reimbursements may be terminated or reduced at the discretion of Chicago Trust. Operating expenses for fee waiver/expense reimbursement purposes do not include interest, taxes, brokerage charges, litigation or extraordinary items.

                          PORTFOLIO MANAGEMENT METHODS

Investment Management Team

         Investment decisions for Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund are made by an investment management team at Montag & Caldwell. Ronald E. Canakaris heads the team and is the portfolio manager for each Fund. Investment decisions for Chicago Trust Bond Fund are made by an investment management team at Chicago Trust headed by portfolio manager Thomas
J. Marthaler.

         The Montag & Caldwell equity performance objective is to produce solid returns over the long-term. Equity portfolios are managed with a fundamental selection process in which valuation of the long-term earning power of the company is interrelated with expected rate of growth in short-term reported earnings for that company. Among the factors important in the valuation process are: the estimated per share earning power of the company's assets; return on equity; long-term estimated reported earnings growth rate; financial strength; capital structure; competitive position; and quality of management. Securities are selected based upon extensive research and seasoned judgment of experienced professionals. Industry group weightings and asset allocation are incorporated in the selection process.

         Mr. Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell since 1984, manages the investment program of Montag & Caldwell Growth Fund. He is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Canakaris, a Chartered Financial Analyst, has been a portfolio manager and the Director of Research at Montag & Caldwell since 1973. He has been the portfolio manager and primarily responsible for making the investment decisions of the Enterprise Growth Fund since 1980. The Enterprise Growth Fund Class A shares had net assets of $415 million as of December 31, 1997. Average annual returns for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 1997 compared with the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") were:



                     Montag & Caldwell Growth
                               Fund                  Enterprise            Growth Fund -                S&P
                             Class I                 Growth Fund            Net of Load              500 Index
                               (1)                    (1), (3)                (2), (3)                  (4)
                    --------------------------- ---------------------- ----------------------- ----------------------
One Year                      32.17                     31.76                  25.53                   33.25
Since 6/28/96*                32.33                     31.53                  27.37                   32.30
Three Years                    N/A                      34.73                  32.55                   31.12
Five Years                     N/A                      21.77                  20.59                   20.25
Ten Years                      N/A                      18.50                  17.92                   18.04

*        Montag & Caldwell Growth Fund Class I shares commenced operations on June 28, 1996.

     (1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2)      Average  annual total return  reflects  changes in the share prices and reinvestment of dividends and distributions and is net of fund expenses
         and  the  front-end   sales  load  of  4.75%.   This  column   reflects
         load-adjusted returns, which are net of this front-end load.

(3) The expense ratio of Enterprise Growth Fund Class A shares has been capped at 1.60% from January 1, 1990 through December 31, 1997. From
         September 15, 1987 to December 31, 1989, the expense ratio was capped at 2.50%; from January 1, 1987 through September 15, 1987, the expense ratio was capped at 1.50%. For each of the years 1987 through 1993, a portion of the Enterprise Growth Fund's expenses were reimbursed. The expense ratio of the Montag & Caldwell Growth Fund Class I shares has been capped at 0.98% from inception on June 28, 1996 through December
         31, 1997.

(4) S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The
         S&P 500 Index is adjusted to reflect reinvestment of dividends.

         The investment objective, policies and strategies of the Enterprise Growth Fund are substantially similar in all material aspects to the Montag & Caldwell Growth Fund. Historical performance is not indicative of future performance. The Enterprise Growth Fund is a separate fund and its historical performance is not indicative of the past or future performance of the Montag & Caldwell Growth Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

The Chicago Trust Company

         The equity performance objective is to produce returns above the S&P 500 over the long-term. Stock selection is the critical component of the equity philosophy. Chicago Trust purchases stocks in companies believed to have superior financial strength and proven growth characteristics. The equity style concentrates on quality and growth. Risk is monitored through key valuation techniques. A strict sell discipline is employed, although the focus is on the long-term.

         The investment decision-making process begins with a series of fundamental "screens," where Chicago Trust identifies approximately 300 companies which in certain respects exceed the average characteristics over the past five years of the companies included in the S&P 500. These characteristics include: (i) sales and operating earnings greater than the S&P 500; (ii) more stable earnings growth rates; (iii) lower debt levels than the S&P 500; (iv) higher return on equity; (v) market capitalization over $400 million; and (vi) a lower price to earnings ratio. Chicago Trust selects securities believed to have superior relative strength and technical patterns.

         A key component of the equity process is the sell discipline. Chicago Trust looks for sale candidates when one or more of the following criteria exist: (i) deteriorating company fundamentals; (ii) the stock no longer meets our purchase criteria; (iii) the stock's relative strength drops below a critical threshold; and (iv) technically, the stock appears vulnerable to further declines.

         Chicago Trust manages debt securities around a benchmark maturity reference point. Emphasis is placed upon diversification, issuer credit analysis, sector rotation, and security selection. A portfolio's average maturity is normally kept within +/- 25% of the benchmark. Market timing is not employed, but maturities are gradually adjusted within the prescribed limits based upon the longer-term outlook for bond returns. Research concentrates on sector analysis, credit quality research, and careful security selection. Credit research is performed internally to identify improving or deteriorating credit situations using sources such as Moody's, S&P, and Duff & Phelps Credit Rating Co. Credit spreads among various quality, maturity, and group characteristics are monitored to determine pricing inefficiencies. Purchase and sale activity is driven by the results of sector analysis, credit research and interest rate outlook.

                           ADMINISTRATION OF THE FUNDS

The Administrator and Sub-Administrator

         Chicago Trust (the "Administrator") acts as the Company's Administrator pursuant to an Administration Agreement with the Company. For services provided, the Administrator receives a fee at the annual rate of: 0.060% of the first $2 billion of average daily net assets; 0.045% of the average daily net assets between $2 billion and $3.5 billion and 0.040% of the average daily net assets in excess of $3.5 billion. The Administrator also receives a custody liaison fee equal to an annual fee per Fund of $10,000 for average daily net assets up to $100 million, $15,000 for average daily net assets between $100 million and $500 million, and $20,000 per Fund for average daily net assets in excess of $500 million.

         Pursuant to a Sub-Administration Agreement with the Administrator, First Data Investor Services Group, Inc. (the "Sub-Administrator"), 53 State Street, Boston, Massachusetts 02109, acts as Sub-Administrator and receives a fee from the Administrator equal to that received by the Administrator as set out above. The Sub-Administrator also receives a custody liaison fee from Chicago Trust equal to that received by the Administrator as set out above.

         The  services  provided to the Funds under  these  Agreements  include:
coordinating and monitoring of any third parties furnishing services to the Funds; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Funds; preparing, filing and distributing proxy materials, periodic reports to shareowners, registration statements and other documents; and responding to shareowner inquiries.

         The Sub-Administrator also performs certain accounting and pricing services for the Funds, including the daily calculation of each Fund's net asset value.

The Transfer Agent

         First Data Investor Services Group, Inc. (the "Transfer Agent"), 4400 Computer Drive, Westborough, Massachusetts 01581, performs the following duties in its capacity as Transfer Agent to each Fund: maintains the records of shareowner's accounts; answers shareowner inquiries concerning accounts; processes purchases and redemptions of Fund shares; acts as dividend and distribution disbursing agent; and performs other shareowner service functions. Shareowner inquiries should be addressed to the Transfer Agent at (800) 992-8151.

The Distributor

     First Data Distributors, Inc. (the "Distributor"), 4400 Computer Drive, Westborough, Massachusetts 01581, is the principal underwriter and distributor of the Funds pursuant to a distribution agreement with the Fund.

The Custodian

     Bankers Trust Company (the "Custodian"), 16 Wall Street, New York, New York 10005, is Custodian for the cash and securities of each Fund.

Expenses

         Expenses attributable to the Company, but not to a particular Fund, will be allocated to each Fund thereof on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class, will be allocated to each class thereof on the basis of relative net assets. General Company expenses may include but are not limited to: insurance premiums; Trustee fees; expenses of maintaining the Company's legal existence; and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees; brokerage commissions; registration of Fund shares with the SEC and notification fees to the various state securities commissions; fees of the Funds' Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers"; costs of obtaining quotations of portfolio securities; and pricing of Fund shares.

         Class-specific expenses which may differ among classes, or which are determined by the Trustees to be class-specific, will be borne solely by shareowners of the relevant class. These expenses may include but are not limited to: certain distribution fee payments; printing and postage expenses related to preparing and distributing required documents such as shareowner reports, prospectuses, and proxy statements to current shareowners of a specific class; SEC registration fees and state "blue sky" fees incurred by a specific class; litigation or other legal expenses relating to a specific class; expenses incurred as a result of issues relating to a specific class; and different transfer agency fees attributable to a specific class.

         Notwithstanding the foregoing, the Investment Advisor or other service provider may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                               PURCHASE OF SHARES

In General

         Shares of the Funds may be purchased directly from each Fund at the net asset value next determined after receipt of the order in proper form. The minimum initial investment is $5 million for Montag & Caldwell Growth Fund and Chicago Trust Bond Fund and $1 million for Montag & Caldwell Balanced Fund; there is no minimum subsequent investment. For purposes of the investment minimums, the balances of each Fund's accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. Each Fund may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board. The minimum initial investment is waived for Trustees of the Trust and employees of the Investment Advisor and its affiliates. There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of each Fund. Each Fund also reserves the right to change the initial and subsequent investment minimums.

         Purchase orders for shares of a Fund which are received by the Transfer Agent or an authorized broker or its designee in proper form, including money order, check or bank draft, by the regular closing of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) will be priced at such Fund's net asset value determined that day. If you invest by check or non-federal funds wire, allow one business day after receipt for conversion into federal funds. Checks must be made payable to the Fund or to "Alleghany Funds." If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. Orders for shares received in proper form after 4:00 p.m. will be priced at the net asset value determined on the next day that the NYSE is open for trading.

         Each Fund offers two classes of shares. Only the Class I shares are offered under this Prospectus.

         Each Fund may accept telephone orders from broker-dealers or service organizations or their authorized designee which have been previously approved by a Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for same to the Company. Shares of each Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Company.

         Purchases may be made in one of the following ways:

Initial Purchases by Mail

         Shares of each Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "Montag & Caldwell Growth Fund--Class I Shares," "Montag & Caldwell Balanced Fund--Class I Shares" or "Chicago Trust Bond Fund--Class I Shares," as applicable, c/o First Data Investor Services Group Inc., P.O. Box 5164, Westborough, Massachusetts 01581. The Funds will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than the Fund and are endorsed over to the Fund.

Initial Purchases by Wire

         An investor desiring to purchase shares of any Fund by wire should call the Transfer Agent first at (800) 992-8151 and request an account number and furnish the Fund with your tax identification number. Following such notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                           BOSTON SAFE DEPOSIT & TRUST
                                ABA # 01-10-01234
                              FOR: Alleghany Funds
                                   A/C 140414
                                FBO "FUND NUMBER"
                           "SHAREOWNER ACCOUNT NUMBER"

         A completed application with original signature(s) of registrant(s) must be filed with the Transfer Agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee.

Subsequent Investments

         Once an account has been opened, subsequent purchases may be made by mail, bank wire, or by telephone. When making additional investments by mail, simply return the investment slip from a previous confirmation or statement with your investment in the envelope provided. Your check must be made payable to "Montag & Caldwell Growth Fund--Class I Shares," "Montag & Caldwell Balanced Fund--Class I Shares" or "Chicago Trust Bond Fund--Class I Shares," as applicable, and mailed to the Alleghany Funds, P.O. Box 5163, Westborough, Massachusetts 01581. The Funds will not accept third party checks for the subsequent purchase of shares.

         All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. In order to help ensure the receipt of good funds, the Trust reserves the right to delay sending your redemption proceeds up to 15 days if you purchased shares by check. A charge ($20 minimum) will be imposed if any check used for the purchase of shares is returned. The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

                               EXCHANGE OF SHARES

In General

         Shares of any of the Funds within the Company may be exchanged for shares of the same class of any of the other Funds within the Company. The Company currently offers Class I shares of the following Funds: Montag & Caldwell Growth Fund, Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund.

         The exchange privilege is a convenient way to respond to changes in your investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. You may make exchanges by mail or by telephone if you have previously elected the telephone authorization privilege on the application form. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of shares of any Fund through an exchange transaction is accepted at the net asset value next determined. You should keep in mind that for tax purposes, an exchange is treated as a redemption and a new purchase, each at net asset value of the appropriate Fund. The Funds and the Transfer Agent reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on prior written notice to shareowners.

         Exchanges may be made only for shares of a Fund then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. Requests for telephone exchanges must be received by the Transfer Agent by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day that the NYSE is open for regular trading.

                              REDEMPTION OF SHARES

In General

         Shares of each Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent or an authorized broker or its designee of a redemption request meeting the requirements described below. Each Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. However, your redemption proceeds may be delayed up to 15 days if you purchased the shares to be redeemed by check until such check has cleared. Payment may also be made by wire directly to any bank previously designated by the shareowner in a shareowner account application. A shareowner will be charged $20 for redemptions by wire. Also, please note that the shareowner's bank may impose a fee for this wire service.

         Except as noted below, redemption requests received in proper form by the Transfer Agent or an authorized broker or its designee prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

         Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. No redemption will be processed until the Transfer Agent has received a completed application with respect to the account.

         The Funds will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Trustees, result in the necessity of a Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareowners of the Fund. Pursuant to the Company's Trust Instrument, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Company has elected pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any ninety-day period for any one shareowner. Payments in excess of this limit by the Funds will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of any such Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "NET ASSET VALUE." In the event that an in-kind distribution is made, a shareowner may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

         Shares may be redeemed in one of the following ways:

Redemptions by Mail

         Shareowners may submit a written request for redemption to: Alleghany Funds, P.O. Box 5164, Westborough, Massachusetts 01581. The request must be in good order which means that it must: (i) identify the shareowner's account name and account number; (ii) state the fund name; (iii) state the number of shares to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered.

         To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $50,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians, and retirement plans.

         A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 992-8151.

Redemptions by Telephone

         Shareowners  who  have  so  indicated  on  the  application,   or  have
subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone at (800) 992-8151.

         In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Redemptions by Mail" above. Such requests must be signed by the shareowner, with signatures guaranteed (see "Redemptions by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

         Each Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Funds. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including requesting a shareowner to correctly state his or her Fund account number, the name in which his or her account is registered, his or her tax identification number, banking institution, bank account number, and the name in which his or her bank account is registered.

         Shares of each Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Company.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

         Bonds are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

                               DIVIDENDS AND TAXES

Dividends

         Dividends, if any, from each Fund's net investment income will be declared and paid quarterly. Aggregate net profits, if any, realized from the sale of portfolio securities, are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

         Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareowner's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

         Dividends paid by each Fund with respect to Class N shares are calculated in the same manner and at the same time as Class I shares. Both Class N and Class I shares of each Fund will share proportionately in the investment income and general expenses of each Fund, but the per share dividends of Class N shares will differ from the per share dividends of Class I shares as a result of class-specific expenses as discussed in "Expenses" under "ADMINISTRATION OF THE FUND."

Taxes

         Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("the Code"). Such qualification relieves the Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Each Fund is treated as a separate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareowners as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareowners as long-term capital gain regardless of how long a shareowner may have held shares of a Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareowner reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareowners in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Shareowners will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Dividends and distributions may be subject to state and local income taxes. Further information regarding the tax consequences of investing in the Funds is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

         Redemptions of Fund shares, and the exchange of shares between Funds of the Company, are taxable events and, accordingly, shareowners may realize capital gains or losses on these transactions.

         Shareowners may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Fund, or if, to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

                            PERFORMANCE OF THE FUNDS

In General

         Performance may be advertised to present or prospective shareowners. The figures are based on historical performance and should not be considered representative of future results. The value of an investment in a Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for a Fund may be compared to various unmanaged indices such as the Dow Jones Industrial Average and the S&P 500 Index, and to the performance of other mutual funds tracked by mutual fund rating services. Further information about the performance of the Funds is included in the Statement of Additional Information, which may be obtained without charge by contacting the Fund at (800) 992-8151.

Total Return

         Total Return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

                               GENERAL INFORMATION

Organization

         Each Fund is a separate, diversified, series of the Company, a Delaware business trust organized pursuant to a Trust Instrument dated September 10, 1993. The Company is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trustees of the Company may establish additional series or classes of shares without the approval of shareowners. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Description of Shares

         Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of each Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareowners have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, there is only one class of shares issued by the Company, except for Montag & Caldwell Growth Fund, Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund which each offer two classes of shares: Class I shares which are offered by this Prospectus, and Class N shares. Class N shares are offered to retail investors. Information about Class N shares is available by calling the Fund at
(800) 992-8151.

Voting Rights

         Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote in the Fund and all shares of the Fund participate equally in regard to dividends, distributions, and liquidations except that Class I shares have no voting rights with respect to the distribution plan. Shareowners do not have cumulative voting rights. On any matter submitted to a vote of shareowners, shares of a Fund or class will vote separately except when a vote of shareowners in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of the Fund, in which case the shareowners of the Fund shall be entitled to vote thereon. The business and affairs of each Fund are managed under the direction of the Board of Trustees. See "PRINCIPAL HOLDERS OF SECURITIES" in the Statement of Additional Information.

Shareowner Meetings

         The Trustees of the Company do not intend to hold annual meetings of shareowners of the Funds. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareowners of the Fund. In addition, subject to certain conditions, shareowners may apply to the Company to communicate with other shareowners to request a shareowners' meeting to vote upon the removal of a Trustee or Trustees.

Certain Provisions of Trust Instrument

         Under Delaware law, the shareowners of the Funds will not be personally liable for the obligations of any Fund; a shareowner is entitled to the same limitation of personal liability extended to shareowners of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Company or a Fund contain a statement that such obligation may only be enforced against the assets of the Company or Fund and provides for indemnification out of Company or Fund property of any shareowner nevertheless held personally liable for Company or Fund obligations.

Portfolio Transactions and Brokerage Commissions

         Each Fund will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Company, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if Montag & Caldwell determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

         Subject to the foregoing considerations, preference may be given in executing portfolio transactions for the Fund to brokers which have sold shares of that Fund.

Shareowner Reports and Inquiries

         Shareowners will receive Semi-Annual Reports showing portfolio investments and other information as of April 30 and Annual Reports audited by independent accountants as of October 31. Shareowners with inquiries should call the Funds at (800) 992-8151 or write to Alleghany Funds, P.O. Box 5164, Westborough, Massachusetts 01581.

                                    APPENDIX

Debt Ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

"Aaa" --These bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- These bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" -- These bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" -- These bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's may modify a rating of "Aa", "A" OR "Baa" by adding numerical modifiers 1, 2, 3 to show relative standing within these categories.

Standard & Poor's Corporation describes classifications of corporate and municipal debt as follows:

"AAA" -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" -- These bonds also qualify as high-quality debt obligations. Their capacity to pay interest and repay principal is very strong and differs from the "AAA" issues only in small degree.

"A" -- These bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" -- These bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

Plus (+) or Minus (-) -- The ratings from "AA" through "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                               INVESTMENT ADVISORS


                             Montag & Caldwell, Inc.
                          1100 Atlanta Financial Center
                             3343 Peachtree Road, NE
                             Atlanta, GA 30326-1450

                            The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294


                                  ADMINISTRATOR


                            The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294


                                    CUSTODIAN


                              Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005



             For Additional Information about Alleghany Funds, call:
                                                            (800) 992-8151

                                 ALLEGHANY FUNDS

                         Montag & Caldwell Growth Fund-
                       Chicago Trust Growth & Income Fund
                            Chicago Trust Talon Fund
                           Chicago Trust Balanced Fund
                         Montag & Caldwell Balanced Fund
                             Chicago Trust Bond Fund
                        Chicago Trust Municipal Bond Fund
                         Chicago Trust Money Market Fund
                   Alleghany/Chicago Trust SmallCap Value Fund
                    Alleghany/Veredus Aggressive Growth Fund


                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 21, 1998

         This Statement of Additional Information provides supplementary information pertaining to shares representing interests in ten investment portfolios of Alleghany Funds (formerly known as the "CT&T Funds") (the "Company"): Montag & Caldwell Growth Fund; Chicago Trust Growth & Income Fund; Chicago Trust Talon Fund; Chicago Trust Balanced Fund (formerly known as "Chicago Trust Asset Allocation Fund"); Montag & Caldwell Balanced Fund; Chicago Trust Bond Fund; Chicago Trust Municipal Bond Fund; Chicago Trust Money Market Fund; Alleghany/Chicago Trust SmallCap Value Fund; and Alleghany/Veredus Aggressive Growth Fund. Each Fund offers Class N shares for retail investors and Montag & Caldwell Growth Fund, Montag and Caldwell Balanced Fund and Chicago Trust Bond Fund also offer Class I shares for institutional investors.

         This Statement of Additional Information is not a Prospectus, and should be read only in conjunction with the Prospectus for Montag & Caldwell
Growth Fund; Chicago Trust Growth & Income Fund; Chicago Trust Talon Fund; Chicago Trust Balanced Fund; Montag & Caldwell Balanced Fund; Chicago Trust Bond Fund; Chicago Trust Municipal Bond Fund and Chicago Trust Money Market Fund dated February 27, 1998, the Prospectus for Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund dated November 4, 1998 or the Class I Shares Prospectus for Montag & Caldwell Growth Fund; Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund dated December 21, 1998 (the "Prospectus"). No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge from the Company at the address and telephone number below.

Alleghany Funds:                                           Investment Advisors:

171 North Clark Street                                   MONTAG & CALDWELL, INC.
Chicago, IL  60601                                 1100 Atlanta Financial Center
(800) 992-8151                                           3343 Peachtree Road, NE
                                                          Atlanta, GA 30326-1450

                                                       THE CHICAGO TRUST COMPANY
                                                          171 North Clark Street
                                                              Chicago, IL  60601



         No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. The Prospectus does not constitute an offering by the Company or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS

                                                                                                             Page

THE FUNDS                                                                                                      3
INVESTMENT POLICIES AND RISK CONSIDERATIONS                                                                    3
INVESTMENT RESTRICTIONS                                                                                       15
TRUSTEES AND OFFICERS                                                                                         16
PRINCIPAL HOLDERS OF SECURITIES                                                                               18
INVESTMENT ADVISORY AND OTHER SERVICES                                                                        21
     Investment Advisory Agreements                                                                           21
     Sub-Investment Advisory Agreement                                                                        23
     The Administrator and Sub-Administrator                                                                  23
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                                                              25
TAXES                                                                                                         26
PERFORMANCE INFORMATION                                                                                       28
OTHER INFORMATION                                                                                             31
APPENDIX                                                                                                      32

 The Annual Report Including Audited Financial Statements dated October 31, 1997

                                      Montag  &  Caldwell  Growth  Fund  Chicago
                                      Trust Growth & Income Fund  Chicago  Trust
                                      Talon Fund  Chicago  Trust  Balanced  Fund
                                      Montag & Caldwell  Balanced  Fund  Chicago
                                      Trust Bond Fund  Chicago  Trust  Municipal
                                      Bond Fund Chicago Trust Money Market Fund

The Semi-Annual Report Including Unaudited Financial Statements dated April 30, 1998

                                      Montag  &  Caldwell  Growth  Fund  Chicago
                                      Trust Growth & Income Fund  Chicago  Trust
                                      Talon Fund  Chicago  Trust  Balanced  Fund
                                      Montag & Caldwell  Balanced  Fund  Chicago
                                      Trust Bond Fund  Chicago  Trust  Municipal
                                      Bond Fund Chicago Trust Money Market Fund

                                    THE FUNDS

         Alleghany Funds, 171 North Clark Street, Chicago, Illinois 60601, is a no-load, open-end management investment company which currently offers ten series of shares of beneficial interest representing separate portfolios of investments: Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund, and Alleghany/Veredus Aggressive Growth Fund (collectively referred to as "Funds" or individually as a "Fund").

                   INVESTMENT POLICIES AND RISK CONSIDERATIONS

         The following supplements the information contained in the Prospectus concerning the investment policies of the Funds. Except as otherwise stated below or in the Prospectus, all Funds may invest in the portfolio investments included in this section. A description of applicable credit ratings is set forth in the Appendix to the Prospectus.

         The investment practices described below, except for the discussion of portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareowners.

         As discussed in the Prospectus, certain of the following investment instruments are generally considered "derivative" in nature and are so noted. While not a fundamental policy, each Fund that is permitted the use of such instruments will generally limit its aggregate holdings of such instruments to 20% or less of its total assets.

RESTRICTED SECURITIES

         Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by a Fund's Investment Advisor, pursuant to guidelines adopted by the Company's Board of Trustees.

CONVERTIBLE SECURITIES

         Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

MONEY MARKET INSTRUMENTS AND RELATED RISKS

         Money market instruments in which the Funds may invest include, but are not limited to the following: short-term corporate obligations; Certificates of Deposit ("CDs"); Eurodollar Certificates of Deposit ("Euro CDs"); Yankee Certificates of Deposit ("Yankee CDs"); foreign bankers' acceptances; foreign commercial paper; letter of credit-backed commercial paper; time deposits; loan participations ("LPs"); variable- and floating-rate instruments; and master demand notes.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

Variable- and Floating-Rate Instruments and Related Risks

         With respect to the variable- and floating-rate instruments that may be acquired by Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund and Chicago Trust Municipal Bond Fund, the Investment Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets a Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

Loans of Portfolio Securities and Related Risks

         All Funds except Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

         Collateral will consist of U.S. Government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Investment Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

Loan Participations ("LPs")

         All Funds may engage in LPs. LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the Investment Advisor, they cannot be sold within seven days.

Foreign Bankers' Acceptances

         All Funds may purchase foreign bankers' acceptances, although Chicago Trust Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

Foreign Commercial Paper

         All Funds may purchase foreign commercial paper, although Chicago Trust Money Market Fund's purchases are limited by the quality standards of Rule 2a-7 under the 1940 Act. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

Eurodollar Certificates of Deposit ("Euro CDs")

         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

Yankee Certificates of Deposit ("Yankee CDs")

         Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities.

Repurchase Agreements

         The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund under the 1940 Act.

         The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Advisor or Sub-Investment Advisor. The Investment Advisor or Sub-Investment Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

         Each Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement. The securities held subject to a repurchase agreement by Chicago Trust Money Market Fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months.

Reverse Repurchase Agreements

         Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account cash, or liquid, securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. (Liquid securities as used in the prospectus and this Statement of Additional Information include equity securities and debt securities that are unencumbered and market-to-market daily.) Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

Securities of Other Investment Companies

         Each Fund intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company;
(ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund as a whole. Each Fund will also limit investments in securities of other investment companies as described in the Prospectus under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS" and in this Statement of Additional Information under "INVESTMENT RESTRICTIONS."

Lower-Grade Debt Securities and Related Risks

         The following discussion applies to Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Chicago Trust Bond Fund, and Chicago Trust Municipal Bond Fund.

         Fixed income securities rated lower than "Baa3" by Moody's or "BBB-" by S&P are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations; or similar events. Also, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. Further, the recent economic recession has resulted in default levels with respect to such securities in excess of historic averages.

         The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve valuation difficulties.

         Especially at such times, trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

         Youth and Growth of Lower-Rated Securities Market -- The recent growth of the lower-rated securities market has paralleled a long economic expansion, and it has not weathered a recession in the market's present size and form. An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolios of the Funds which hold these securities.

         Sensitivity to Interest Rate and Economic Changes -- The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a lower-rated security defaulted, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and a Fund's net asset values.

         Liquidity and Valuation -- To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, a Fund's valuation of the obligation and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Funds, especially in a thinly traded market.

         Credit Ratings -- The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Investment Advisor or Sub-Investment Advisor also performs its own analysis of issuers in selecting investments for the Funds. The Investment Advisor's or Sub-Investment Advisor's analysis of issuers may include, among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations.

         Yields and Ratings -- The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments, and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share. A description of various bond ratings appears in the Appendix to the Prospectus.

Options and Related Risks

         All Funds except Chicago Trust Money Market Fund and Alleghany/Chicago Trust SmallCap Value Fund may buy put and call options and write covered call and secured put options. These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

         These Funds will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities, in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value.

         A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' Custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

         Purchasing Call Options -- Each of these Funds may purchase call options to the extent that premiums paid by such Fund do not aggregate more than 20% of that Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

         A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

         Covered Call Writing -- Each of these Funds may write covered call options from time to time on such portions of their portfolios, without limit, as the Investment Advisor or Sub-Investment Advisor determines is appropriate in pursuing a Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         A Fund will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         Purchasing Put Options -- Each of these Funds may invest up to 20% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

         A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows a Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Each of these Funds may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Writing Put Options -- Each of these Funds may also write put options on a secured basis which means that a Fund will maintain in a segregated account with its Custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Investment Advisor or Sub-Investment Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures Contracts and Related Risks

         All Funds except Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund may enter into contracts for the purchase or sale for future delivery of securities, including index contracts. Futures contracts are generally considered to be derivative securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

         The Funds may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices, or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

         With respect to options on futures contracts, when a Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         If a put or call option which a Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for Federal tax purposes, will be considered a "short sale." For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Forward Commitments, When-Issued Securities, and Delayed Delivery Transactions and Related Risks

         All Funds except Chicago Trust Money Market Fund and Alleghany/Chicago Trust SmallCap Value Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. These Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

         When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account: cash, or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

Asset-Backed Securities and Related Risks

         All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund may invest in asset-backed securities. Asset-backed securities are securities backed by installment contracts, credit card and other receivables, or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

Mortgage-Backed Securities and Mortgage Pass-Through Securities and Related
Risks

         All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund may also invest in mortgage-backed securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. Government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury; while others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer.
Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. These Funds may agree to purchase or sell these securities with payment and delivery taking place at a future date.

         Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Funds may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features. (See "General Risks of Mortgage Securities" herein.)

         For Federal tax purposes other than diversification under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

         The mortgage securities which are issued or guaranteed by GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), or FNMA ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

         Each of these Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

Collateralized  Mortgage Obligations  ("CMOs"),  Real Estate Mortgage
 Investment Conduits ("REMICs"),  Multi-Class  Pass-Throughs,  and
Related Risks

         All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund may also invest in certain debt obligations which are collateralized by mortgage loans or mortgage pass-through securities. These obligations are generally considered to be derivative securities. CMOs and REMICs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs, and multi-class pass-through securities (collectively, CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche (to be discussed in the next paragraph) and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

         One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs," will be considered as adjustable-rate mortgage securities ("ARMs") by the Funds. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These "caps," similar to the "caps" on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Funds may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

         Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. Government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government. These Funds will not invest in subordinated privately issued CMOs.

         Resets -- The interest rates paid on the ARMs and CMOs in which these Funds may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost of funds index; or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates; the three-month Treasury bill rate; the six-month Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-month, three-month, six-month or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         Caps and Floors -- The underlying mortgages which collateralize the ARMs and CMOs in which these Funds may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes.
These payment caps may result in negative amortization.

Stripped Mortgage Securities and Related Risks

         All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund may also invest in stripped mortgage securities. The stripped mortgage securities in which the Funds may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Funds invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories--"Aaa" or "AAA" by Moody's or S&P, respectively.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed; accordingly, certain of these securities may generally be illiquid. The Fund will treat stripped mortgage securities as illiquid securities except for those securities which are issued by U.S. Government agencies and instrumentalities and backed by fixed rate mortgages whose liquidity is monitored by the Investment Advisor, subject to the supervision of the Board of Trustees. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views such securities as illiquid. Until further clarification of this matter is provided by the staff, a Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of such Fund's net assets.

Other Mortgage-Backed Securities

         All Funds except Montag & Caldwell Growth Fund, Chicago Trust Talon Fund, Chicago Trust Money Market Fund, Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund may invest in other mortgage-backed securities. The Investment Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

General Risks of Mortgage Securities

         The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of securities as a means of "locking in" long-term interest rates.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than or may not appreciate as much as the price of non-callable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security. The volatility of the security would likely increase, however, because the expected decline in prepayments would lead to longer effective maturity of the underlying mortgages.

         In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareowners will be taxable as ordinary income.

         With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to each Fund's limit with respect to investment in illiquid securities.

Interest Rate Swaps and Related Risks

         Only Chicago Trust Balanced Fund, Chicago Trust Bond Fund, and Chicago Trust Municipal Bond Fund may enter into interest rate swaps for hedging purposes and not for speculation. Interest rate swaps are generally considered to be derivative transactions. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating-rate payments.

         A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Advisor believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's Custodian.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Investment Advisor as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Municipal Securities

         Chicago Trust Municipal Bond Fund is expected to maintain a dollar-weighted average maturity of between three and ten years under normal market conditions. An assessment of a portfolio's dollar-weighted average maturity requires the consideration a number of factors, including each bond's yield, coupon interest payments, final maturity, call and put features, and prepayment exposure. The Fund's computation of its dollar-weighted average maturity is based upon estimated rather than known factors and there can be no assurance that the anticipated average weighted maturity will be attained. In that regard, a change in interest rates generally will affect a portfolio's dollar-weighted average maturity.

Other Investments

         The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of each Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

         Except as set forth under "INVESTMENT OBJECTIVES AND POLICIES" and INVESTMENT STRATEGIES AND RISK CONSIDERATIONS" in the Prospectus, each Fund may not:

(1) As to 75% of the total assets of each Fund, purchase the securities of any one issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

(2) Purchase or sell real estate (but this restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

(3) Purchase or sell commodities or commodity contracts, except that a Fund may enter into futures contracts and options thereon in accordance with such Fund's investment objectives and policies;

(4)      Make investments in securities for the purpose of exercising control;

     (5) Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

(6) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

(7) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

(8) Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

(9) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

(10) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (11) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Prospectus;

(12) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

                              TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and Executive Officers of the Company is set forth below.

                                                       POSITION                       PRINCIPAL OCCUPATIONS
NAME                              AGE                WITH COMPANY                      FOR PAST FIVE YEARS

Stuart D. Bilton*                  53         Chairman, Board of Trustees    Mr. Bilton is Executive Vice President
171 North Clark Street                         (Chief Executive Officer)     of Chicago Title and Trust Company and
Chicago, IL  60601                                                           President and Chief Executive Officer
                                                                             of
                                                                             The
                                                                             Chicago
                                                                             Trust
                                                                             Company,
                                                                             where
                                                                             he
                                                                             is
                                                                             responsible
                                                                             for
                                                                             the
                                                                             Financial
                                                                             Services
                                                                             Group.
                                                                             Mr.
                                                                             Bilton
                                                                             has
                                                                             held
                                                                             a
                                                                             variety
                                                                             of
                                                                             positions
                                                                             within
                                                                             Chicago
                                                                             Title
                                                                             and
                                                                             Trust
                                                                             Company
                                                                             including:
                                                                             Chief
                                                                             Economist;
                                                                             Senior
                                                                             Vice
                                                                             President--Corporate
                                                                             Marketing
                                                                             and
                                                                             Strategic
                                                                             Planning;
                                                                             Vice
                                                                             President--Lincoln
                                                                             National
                                                                             Life;
                                                                             and
                                                                             Manager
                                                                             of
                                                                             Eastern
                                                                             Region
                                                                             Reinsurance
                                                                             Operations.
                                                                             Mr.
                                                                             Bilton
                                                                             was
                                                                             educated
                                                                             at
                                                                             the
                                                                             London
                                                                             School
                                                                             of
                                                                             Economics
                                                                             and
                                                                             at
                                                                             the
                                                                             University
                                                                             of
                                                                             Wisconsin.
                                                                             He
                                                                             is
                                                                             a
                                                                             Chartered
                                                                             Financial
                                                                             Analyst,
                                                                             a
                                                                             Director
                                                                             of
                                                                             Montag
                                                                             &
                                                                             Caldwell,
                                                                             Inc.,
                                                                             and
                                                                             a
                                                                             Director
                                                                             of
                                                                             Baldwin
                                                                             &
                                                                             Lyons,
                                                                             Inc.,
                                                                             an
                                                                             Indianapolis-based
                                                                             insurance
                                                                             company,
                                                                             and
                                                                             of
                                                                             the
                                                                             Boys
                                                                             and
                                                                             Girls
                                                                             Clubs
                                                                             of
                                                                             Chicago.

Dorothea C. Gilliam*               46                   Trustee              Ms. Gilliam is Vice President of
171 North Clark Street                                                       Investments of  the Alleghany
Chicago, IL  60601                                                           Corporation, the parent company of
                                                                             Chicago Title and Trust Company.
                                                                             Previously, she was an Assistant Vice
                                                                             President of Chicago Title and Trust
                                                                             Company.









                                                       POSITION                       PRINCIPAL OCCUPATIONS
NAME                              AGE                WITH COMPANY                      FOR PAST FIVE YEARS

Leonard F. Amari                   56                   Trustee              Mr. Amari is a Partner at the law
734 North Wells Street                                                       offices of Amari & Locallo, a practice
Chicago, IL  60610                                                           confined exclusively to the real
                                                                             estate tax assessment process.

Gregory T. Mutz                    53                   Trustee              Mr. Mutz is the Chairman of the Board
125 South Wacker Drive                                                       for both the Amli Realty and Amli
Suite 3100                                                                   Residential Properties Inc.  As
Chicago, IL  60606                                                           Chairman, he is responsible for the

                                                                             operation
                                                                             of
                                                                             the
                                                                             two
                                                                             real
                                                                             estate
                                                                             companies
                                                                             whose
                                                                             principal
                                                                             businesses
                                                                             are
                                                                             multi-family
                                                                             apartments,
                                                                             land,
                                                                             and
                                                                             business,
                                                                             office
                                                                             and
                                                                             industrial
                                                                             parks.

Nathan Shapiro                     62                   Trustee              Mr. Shapiro is the President of SF
1700 Ridge                                                                   Investments, Inc., a broker/dealer and
Highland Park, IL  60035                                                     investment banking firm.  Previously,
                                                                             he
                                                                             was
                                                                             President
                                                                             of
                                                                             SLD
                                                                             Corporation,
                                                                             a
                                                                             consulting
                                                                             firm,
                                                                             and
                                                                             Senior
                                                                             Vice
                                                                             President
                                                                             of
                                                                             Pekin,
                                                                             Singer
                                                                             and
                                                                             Shapiro,
                                                                             an
                                                                             investment
                                                                             advisory
                                                                             firm.
                                                                             He
                                                                             is
                                                                             a
                                                                             Director
                                                                             of
                                                                             Baldwin
                                                                             &
                                                                             Lyons,
                                                                             Inc.

Kenneth C. Anderson                34                  President             Mr. Anderson is a Senior Vice
171 North Clark Street                         (Chief Operating Officer)     President of The Chicago Trust Company
Chicago, IL  60601                                                           and has been an officer since 1993.
                                                                             He
                                                                             is
                                                                             responsible
                                                                             for
                                                                             the
                                                                             mutual
                                                                             fund
                                                                             operations
                                                                             and
                                                                             marketing.
                                                                             Mr.
                                                                             Anderson
                                                                             is
                                                                             a
                                                                             Certified
                                                                             Public
                                                                             Accountant.

David F. Seng                      57            Senior Vice President       Mr. Seng is an Executive Vice
1100 Atlanta Financial                                                       President and Chief Operating Officer
Center                                                                       of Montag & Caldwell, Inc., and a
3343 Peachtree Road, NE                                                      Chartered Financial Analyst.
Atlanta, GA  30326-8151

Gerald F. Dillenburg               31       Vice President, Secretary, and   Mr. Dillenburg is a Vice President of
171 North Clark Street                      Treasurer (Chief Financial       The Chicago Trust Company and has been
Chicago, IL  60601                          Officer and Compliance Officer)  the

                                                                             operations
                                                                             manager
                                                                             and
                                                                             compliance
                                                                             officer
                                                                             of
                                                                             the
                                                                             mutual
                                                                             funds
                                                                             since
                                                                             1996.
                                                                             Previously,
                                                                             he
                                                                             was
                                                                             an
                                                                             audit
                                                                             manager
                                                                             with
                                                                             KPMG
                                                                             Peat
                                                                             Marwick
                                                                             LLP,
                                                                             specializing
                                                                             in
                                                                             investment
                                                                             services,
                                                                             including
                                                                             mutual
                                                                             and
                                                                             trust
                                                                             funds,
                                                                             broker/dealers
                                                                             and
                                                                             investment
                                                                             advisors.
                                                                             Mr.
                                                                             Dillenburg
                                                                             is
                                                                             a
                                                                             Certified
                                                                             Public
                                                                             Accountant.


*        These Trustees are considered "interested persons" of the Funds as defined under the 1940 Act.


         The Trustees of the Company who are not "interested persons" of the Funds receive fees and expenses for each meeting of the Board of Trustees they attend. Prior to January 1, 1997, such Trustees received $1,500 for each Board Meeting attended, and an annual retainer of $1,500. Effective January 1, 1998, such Trustees will receive $2,000 for each Board Meeting attended, and an annual retainer of $2,000. No officer or employee of Chicago Title and Trust Company or The Chicago Trust Company ("Chicago Trust") or their affiliates receives any compensation from the Funds for acting as a Trustee of the Company. The Officers of the Company receive no compensation directly from the Funds for performing the duties of their offices.

         Set forth below are the total fees which were paid to each of the Trustees who are not "interested persons" during the fiscal period ended October 31, 1997.

                                                            Aggregate Fees Paid
Trustee                                                           by the Company

Leonard F. Amari                                                          $5,375
Gregory T. Mutz                                                           $6,875
Nathan Shapiro                                                            $6,875

     As of December 18, 1998, the Trustees and Officers of the Company as a group owned less than 1% of the outstanding shares of any class of each Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

         Listed below are the names and addresses of those shareowners who, as of December 18, 1998, owned of record or beneficially of 5% or more of the shares of the Funds. The shares held in the nominee names of Marshall & Ilsley Trust Co. are owned of record by Chicago Trust. Chicago Title and Trust Company ("Chicago Title and Trust"), an Illinois chartered trust company, a wholly-owned subsidiary of Alleghany Corporation ("Alleghany"), is the owner of Alleghany Asset Management, which is the holding company of Chicago Trust and Montag & Caldwell, Inc. ("Montag and Caldwell"), the Investment Advisors for the Funds. Shareowners who have the power to vote a large percentage of shares of a particular Fund can control the Fund and determine the outcome of a shareholders' meeting.


                          MONTAG & CALDWELL GROWTH FUND
                                     Class I

                                                                                                     Percentage
Shareowners                                                                                             Owned

Bank of Mississippi                                                                                     6.20%
c/o Trust
P.O. Box 1605
Jackson, MS 39215

Miter & Co.                                                                                            13.81%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

Bank of Mississippi                                                                                     6.16%
c/o Trust
P.O. Box 1605
Jackson, MS 39215






                          MONTAG & CALDWELL GROWTH FUND
                                     Class N

                                                                                                     Percentage
Shareowners                                                                                             Owned

Charles Schwab & Co. Inc.                                                                              31.35%
Special Custody Account for Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

Miter & Co.                                                                                            16.18%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202


                       CHICAGO TRUST GROWTH & INCOME FUND
                                                                                                     Percentage
Shareowners                                                                                             Owned

Miter & Co.                                                                                            84.83%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

                            CHICAGO TRUST TALON FUND

                                                                                                     Percentage
Shareowners                                                                                             Owned

Miter & Co.                                                                                             6.77%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

                           CHICAGO TRUST BALANCED FUND

                                                                                                     Percentage
Shareowners                                                                                             Owned

Miter & Co.                                                                                            96.40%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

                         MONTAG & CALDWELL BALANCED FUND

                                                                                                     Percentage
Shareowners                                                                                             Owned

Miter & Co.                                                                                            36.21%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

American Express Trust Company                                                                          8.94%
FBO American Express Trust Retirement Services
P.O. Box 534
Minneapolis, MN 55422

Huntington Trust Co.                                                                                    5.95%
FBO Diocese of Covington
Attn: Mutual Funds
P.O. Box 1558
Columbus, OH 43260

BNY Western Trust Company                                                                               5.54%
Columbia River Logscalers
Two Union Square, Suite 520
601 Union St.
Seattle, WA 98121

                             CHICAGO TRUST BOND FUND

                                                                                                                   Percentage
Shareowners                                                                                             Owned

Miter & Co.                                                                                            80.34%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

Davis & Company                                                                                         9.28%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

                        CHICAGO TRUST MUNICIPAL BOND FUND

                                                                                                     Percentage
Shareowners                                                                                             Owned

Davis & Company                                                                                        88.12%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

                         CHICAGO TRUST MONEY MARKET FUND

                                                                                                                   Percentage
Shareowners                                                                                             Owned

Davis & Company                                                                                        90.82%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

ALLEGHANY/CHICAGO TRUST SMALLCAP VALUE FUND

                                                                                                                   Percentage
Shareowners                                                                                             Owned

Miter & Co.                                                                                            88.12%
c/o Marshall & Ilsley Trust Co.
Attn: Outsourcing
P.O. Box 2977
Milwaukee, WI 53202

Charles Schwab & Co. Inc.                                                                               5.91%
Special Custody Account for Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                                                                   Percentage
Shareowners                                                                                             Owned

Family Physician Associates PSC                                                                         9.01%
515 Hospital Drive
Shelbyville, KY 40065

Chicago Trust                                                                                           5.19%
FBO John W. O'Neil
21 Riding Ridge Rd.
Prospect, KY 40059





                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

         The advisory services provided by the Investment Advisor of each Fund, and the fees received by it for such services, are described in the Prospectus. The Investment Advisor of each Fund may from time to time voluntarily waive a portion of its advisory fees with respect to such Fund and/or reimburse a portion of the Fund's expenses.

         The investment advisory fees earned and waived by Chicago Trust and Montag & Caldwell, as well as expenses reimbursed, with respect to the applicable Funds for which each acts as Investment Advisor, are set forth below:

Fiscal year ended October 31, 1997:


                                                       Gross Advisory          Net Advisory          Waived Fees
                                                         Fees Earned             Fees After        and Reimbursed
                                                         by Advisors             Fee Waivers          Expenses

Montag & Caldwell Growth Fund                          $  3,800,124             $3,758,696          $   41,428
Chicago Trust Growth & Income Fund                     $  1,734,260             $1,604,403          $  129,857
Chicago Trust Talon Fund                               $    182,742             $   97,146          $   85,596
Chicago Trust Balanced Fund                            $  1,228,508             $1,126,305          $  102,203
Montag & Caldwell Balanced Fund                        $    400,868             $  355,895          $   44,973
Chicago Trust Bond Fund                                $    550,514             $  328,975          $  221,539
Chicago Trust Municipal Bond Fund                      $     69,127             $        0          $   85,359
Chicago Trust Money Market Fund                        $  1,004,607             $  862,275          $  142,332


Fiscal year ended October 31, 1996:

                                                       Gross Advisory          Net Advisory          Waived Fees
                                                         Fees Earned             Fees After        and Reimbursed
                                                         by Advisors             Fee Waivers          Expenses

Montag & Caldwell Growth Fund                             $   834,718             $   800,071        $   34,647
Chicago Trust Growth & Income Fund                        $ 1,324,207             $ 1,038,213        $  285,994
Chicago Trust Talon Fund                                  $   112,153             $    16,856        $   95,297
Chicago Trust Balanced Fund                               $ 1,075,631             $   815,487        $  260,144
Montag & Caldwell Balanced Fund                           $   195,796             $   110,391        $   85,405
Chicago Trust Bond Fund                                   $   416,462             $   190,705        $  225,757
Chicago Trust Municipal Bond Fund                         $    67,672             $         0        $   70,437
Chicago Trust Money Market Fund                           $   821,513             $   647,188        $  174,325


Fiscal year ended October 31, 1995:

                                                       Gross Advisory          Net Advisory          Waived Fees
                                                         Fees Earned             Fees After        and Reimbursed
                                                         by Advisors             Fee Waivers          Expenses

Montag & Caldwell Growth Fund                             $ 154,451               $   45,631         $  108,820
Chicago Trust Growth & Income Fund                        $ 222,466               $   94,834         $  127,632
Chicago Trust Talon Fund                                  $  64,359               $        0         $  139,529
Chicago Trust Balanced Fund                               $ 121,079               $   90,985         $   30,094
Montag & Caldwell Balanced Fund                           $  78,125               $        0         $  129,051
Chicago Trust Bond Fund                                   $ 123,919               $        0         $  165,348
Chicago Trust Municipal Bond Fund                         $  66,027               $        0         $  138,875
Chicago Trust Money Market Fund                           $ 638,608               $  346,606         $  292,002


         Under the Investment Advisory Agreements, the Investment Advisor of each Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

         Each Investment Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Investment Advisor. An Investment Advisor may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Company. Each Investment Advisory Agreement terminates automatically in the event of its assignment.

         Under each Investment Advisory Agreement, the Fund pays the following expenses: (1) the fees and expenses of the Company's disinterested directors;
(2) the salaries and expenses of any of the Company's officers or employees who are not affiliated with the Investment Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Company's Custodian, Administrator, Sub-Administrator and Transfer Agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Company's legal existence and of shareowners' meetings; (12) expenses of preparation and distribution to existing shareowners of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

         Chicago Title and Trust, 171 North Clark Street, Chicago, Illinois 60601, an Illinois chartered trust company and a wholly-owned subsidiary of Alleghany, provided investment advisory services to certain Funds of the Company since their respective inception dates through October 30, 1995. As described more fully below, Chicago Trust, an Illinois corporation, assumed those responsibilities on October 30, 1995. Such Funds include: Chicago Trust Growth & Income Fund; Chicago Trust Balanced Fund; Chicago Trust Bond Fund; Chicago Trust Municipal Bond Fund; Chicago Trust Money Market Fund; Alleghany/Chicago Trust SmallCap Value Fund; Chicago Trust Talon Fund, with Talon Asset Management, Inc. ("Talon") serving as Sub-Investment Advisor ("Sub-Advisor") for that Fund.

         Chicago Title and Trust formed Alleghany Asset Management, Inc. ("AAM"), a wholly-owned subsidiary, to act as a holding company for certain of its financial services entities. On October 30, 1995, Chicago Title and Trust transferred substantially all of its fiduciary business and investment operations to Chicago Trust, a wholly-owned subsidiary of AAM. As part of such transfer, Chicago Trust assumed all of Chicago Title and Trust's obligations and liabilities under its existing Investment Advisory Agreements. Chicago Title and Trust entered into a Guaranty Agreement with the Company on behalf of each Fund for which it serves as Investment Advisor, pursuant to which it guarantees all the obligations and liabilities of Chicago Trust under such Agreements. The investment management operations with respect to the Company remain unchanged, and those persons or groups responsible for the investment management of the applicable Funds of the Company continue to have such responsibility for Chicago Trust.

         Chicago Trust managed approximately $8.8 billion in assets at November 30, 1998, consisting primarily of pension and profit sharing accounts, high net worth individuals, families and insurance companies. Chicago Trust, an Illinois corporation, is an indirect and wholly-owned subsidiary of AAM. AAM, located at Park Avenue Plaza, New York City, New York 10055, is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals.

         As part of the corporate reorganization of Chicago Title and Trust described above, Montag & Caldwell became an indirect wholly-owned subsidiary of Chicago Title and Trust. Prior to October 30, 1995, Montag & Caldwell was a wholly-owned subsidiary of AAM.

     AAM holds a 40% minority interest in Veredus Asset Management, with certain options over the next nine years to acquire up to a 70% interest.

Sub-Investment Advisory Agreement

         Pursuant to a Sub-Investment Advisory Agreement between Chicago Trust and Talon, Talon provides an investment program for Chicago Trust Talon Fund, including investment research and the determination from time to time of the securities that will be purchased and sold by the Fund, subject to the supervision of Chicago Trust and the Board of Trustees of the Company. Prior to December 23, 1996, as compensation for its services, Talon received from Chicago Trust an annual fee of 0.40% of the first $8 million, 0.50% of the next $12 million, 0.70% of the next $230 million of the average daily net assets of this Fund, and 0.75% of such average daily net assets in excess of $250 million. Effective December 23, 1996, for months in which the Fund's average daily net assets exceed $18 million, the Investment Advisor will pay the Sub-Advisor a fee equal to 68.75% of the management fee that the Investment Advisor receives from the Fund, net of any expense reimbursement. For the months in which the Fund's average daily net assets are $18 million or less, the Sub-Advisor will receive no fee. During the fiscal years ended October 31, 1995, 1996 and 1997, Talon was paid $37,762, $15,109 and $60,407, respectively, for sub-investment advisory services rendered.

         Under the Sub-Investment Advisory Agreement, Talon is not liable for any error of judgment or mistake of law or for any loss suffered by Chicago Trust or the Funds in connection with the performance of the Sub-Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrator and Sub-Administrator

         As Administrator, Chicago Trust, 171 North Clark Street, Chicago, Illinois 60601, provides certain administrative services to the Company pursuant to an Administration Agreement. First Data Investor Services Group, Inc. ("Investor Services Group"), 53 State Street, Boston, Massachusetts 02109, provides certain administrative services for the Funds and Chicago Trust pursuant to a Sub-Administration Agreement.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Funds; (2) coordinating with and monitoring any other third parties furnishing services to the Funds; (3) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable Federal or state law; (5) preparing or supervising the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (6) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareowners of the Funds as required by applicable law; (7) preparing and, after approval by the Company, arranging for the filing of such registration statements and other documents with the SEC and other Federal and state regulatory authorities as may be required by applicable law; (8) reviewing and submitting to the Officers of the Company for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof; and (9) taking such other action with respect to the Company or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate (as described in the Prospectus) multiplied by the average daily net assets of the Company.

         The administrative fees earned with respect to each Fund are set forth below:

                                              Administrative      Administrative             Administrative
                                                   Fees                Fees                       Fees
                                                   FYE                  FYE                       FYE
                                              Oct. 31, 1995        Oct. 31, 1996            October 31, 1997
                                              -------------        -------------            ----------------

                                                                                         FPS           First Data
Montag & Caldwell Growth Fund                   $ 28,574             $  58,127        $  76,898       $  165,326
Chicago Trust Growth & Income Fund              $ 35,261             $ 104,720        $  52,175       $   69,751
Chicago Trust Talon Fund                        $ 27,445             $   9,096        $   5,005       $    6,670
Chicago Trust Balanced Fund                     $  8,685             $  83,563        $  38,136       $   47,246
Montag & Caldwell Balanced Fund                 $ 27,554             $  15,232        $   9,676       $   17,554
Chicago Trust Bond Fund                         $ 30,042             $  41,966        $  21,291       $   28,043
Chicago Trust Municipal Bond Fund               $ 27,050             $   6,481        $   2,679       $    3,007
Chicago Trust Money Market Fund                 $ 36,291             $ 113,018        $  56,421       $   65,373

         Prior to June 1, 1997, FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, acted as an Underwriter of the Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisted in sales of shares pursuant to the Underwriting Agreement approved by the Company's Trustees. Pursuant to its Underwriter Compensation Agreement with the Company, FPSB was paid an annual underwriter fee of $2,500 for each Class N Shares Fund and $2,000 for each Class I Shares Fund ($22,000 per annum total for eight Class N Shares Funds and one Class I Shares Fund - as of October 30, 1998, Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund had not commenced selling Class I shares), and certain other registration and transaction fees. For the fiscal years ended October 31, 1995 and 1996, an aggregate of $18,125 and $20,833 was paid on behalf of the then-existing Funds.

     Effective June 1, 1997, First Data Distributors, Inc. replaced FPS Broker Services, Inc. as principal underwriter and distributor of the Funds' shares.

Distribution Plan

         The Board of Trustees of the Company has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Class N shares of each Fund (except Chicago Trust Money Market Fund) to pay certain expenses associated with the distribution of its shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets. To the Company's knowledge, no interested person of the Company, nor any of its Trustees who are not "interested persons," has a direct or indirect financial interest in the operation of the Plan. The Company anticipates that each Fund will benefit from additional shareholders and assets as a result of implementation of the Plan. The terms of such Plan are more fully described in the Prospectus under "DISTRIBUTION PLAN." Amounts spent on behalf of each Fund pursuant to such Plan during the fiscal year ended October 31, 1997 are set forth below.


                                                                                    Compensation      Compensation
                                                                   Distribution       to Broker         to Sales
                                                      Printing       Services          Dealers          Personnel

Montag & Caldwell Growth Fund                        $  19,215       $ 27,812         $ 498,145         $ 11,738
Chicago Trust Growth & Income Fund                   $  30,404       $ 26,242         $ 125,246         $ 11,097
Chicago Trust Talon Fund                             $   3,684       $ 10,855         $   7,166         $  1,750
Chicago Trust Balanced Fund                          $  14,980       $ 21,233         $  94,632         $  1,732
Montag & Caldwell Balanced Fund                      $   3,319       $ 12,615         $  60,338         $  4,873
Chicago Trust Bond Fund                              $   8,401       $ 16,784         $  61,136         $  5,920
Chicago Trust Municipal Bond Fund                    $   1,017       $ 10,097         $   4,500         $    109



                                                       Marketing         Services Providers             Total
Montag & Caldwell Growth Fund                        $  148,846              $  22,097             $   727,853
Chicago Trust Growth & Income Fund                   $  293,428              $  48,204             $   534,621
Chicago Trust Talon Fund                             $   10,904              $     229             $    34,588
Chicago Trust Balanced Fund                          $  277,955              $  36,782             $   447,314
Montag & Caldwell Balanced Fund                      $   14,892              $   4,736             $   100,772
Chicago Trust Bond Fund                              $   63,038              $  14,725             $   170,004
Chicago Trust Municipal Bond Fund                    $    2,129              $       0             $    17,852


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Investment Advisor or Sub-Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. The Investment Advisor, in placing trades for a Fund, will follow the Company's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts, and options.

         The Investment Advisor or Sub-Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds effect securities transactions may be used by the Investment Advisor or Sub-Advisor, as the case may be, in servicing all of their respective accounts; not all such services may be used in connection with the Funds. The Investment Advisor and Sub-Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Investment Advisor and Sub-Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

                                                           Brokerage             Brokerage            Brokerage
                                                          Commissions           Commissions          Commissions
                                                              FYE                   FYE                  FYE
                                                         Oct. 31, 1995         Oct. 31, 1996        Oct. 31, 1997
                                                         -------------         -------------        -------------
Montag & Caldwell Growth Fund                              $50,125               $204,066              $537,610
Chicago Trust Growth & Income Fund                         $13,723               $122,722              $130,947
Chicago Trust Talon Fund                                   $49,652               $40,019               $55,212*
Chicago Trust Balanced Fund                                N/A                   $66,370               $58,087
Montag & Caldwell Balanced Fund                            $15,328               $17,700               $34,393
Chicago Trust Bond Fund                                    N/A                   N/A                   N/A
Chicago Trust Municipal Bond Fund                          N/A                   N/A                   N/A
Chicago Trust Money Market Fund                            N/A                   N/A                   N/A

* Of this amount, $1,300 paid to Talon Securities, Inc. ("TSI"), an affiliate of Talon, the Fund's Sub-Advisor. The amount paid to TSI represents: (a) 0.20% of the aggregate brokerage commissions received by TSI from all clients during the most recent fiscal year; and (b) 2.35% of the total commissions paid by Chicago Trust Talon Fund to all brokers through whom trades were placed during the Fund's most recent fiscal year.

Portfolio Turnover

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 100% in the Funds, except for Chicago Trust Talon Fund and Alleghany/Chicago Trust SmallCap Value Fund in which it is not expected to exceed 150% and Alleghany/Veredus Aggressive Growth Fund in which it is not expected to exceed 200%. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for Federal income tax purposes.

         The portfolio turnover rates for the Funds for their most recent fiscal periods may be found under "FINANCIAL HIGHLIGHTS" in the Prospectus. Chicago Trust Talon Fund experienced a portfolio turnover rate of 112.72% for the fiscal year ended October 31, 1997 (vs. 126.83% for the fiscal year ended October 31, 1996 and 229.43% for the fiscal year ended October 31, 1995). The Fund is periodically repositioned in the market as it seeks capital preservation, value and competitive performance. Portfolio trades are executed in accordance with the Fund's investment objective, in the best judgment of management.

                                      TAXES

         Each Fund intends to continue to qualify each year as a regulated investment company under the Code.

         In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         To the extent such Fund qualifies for treatment as a regulated investment company, it will not be subject to Federal income tax on income paid to shareowners in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by a Fund during October, November or December to shareowners of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

         When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

         The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Funds are "Section 1256 contracts." Any gains or losses on
Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

         Shareowners will be subject to Federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareowners as ordinary income. Distributions of net capital gains (the excess of net capital gains over net short-term capital losses), if any, will be taxable to shareowners as 28% rate gains or 20% rate gains, without regard to how long a shareowner has held shares of a Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareowner with respect to such shares. Dividends paid by a Fund may qualify in part for the 70% dividends-received deduction for corporations, provided however, that those shares have been held for at least 45 days.

         An investment in Chicago Trust Municipal Bond Fund is not intended to constitute a balanced investment program. Shares of this Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and IRAs since such plans and accounts are generally tax-exempt and, therefore, not only would the shareowner receive less income and not gain any benefit from the Fund's dividend being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed.

         In order for Chicago Trust Municipal Bond Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, the Fund will notify its shareowners of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year.

         The Funds will notify shareowners each year of the amount of dividends and distributions, including the amount of any distribution of 28% rate gains and 20% rate gains, and the portion of its dividends which qualify for the 70% deduction.

         Dividends and distributions also may be subject to state and local taxes. Shareowners are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

         The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             PERFORMANCE INFORMATION

In General

         From time to time, the Company may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareowners. The Company may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Company may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

         From time to time, the yield and total return of a Fund may be quoted in advertisements, shareowner reports or other communications to shareowners.

Total Return Calculations

         The Funds that compute their average annual total returns do so by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
This calculation can be expressed as follows:

Average Annual Total Return =       [(ERV)  1/n
                                     P  ]   -1

     Where: ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period P = hypothetical initial payment of $1,000 n = period covered by the computation, expressed in terms of years

         The Funds that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Annual Total Return =     (ERV)
                                    P-1

     Where: ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period P = hypothetical initial payment of $1,000

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareowners must pay on a current basis.

         Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareowners should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

         The average annual total returns for the Funds which quote such performance were as follows for the periods shown:

                                                                       One Year                From Inception
Series                                                                  Ended                  of Fund through
                                                                       10/31/97                   10/31/97
Montag & Caldwell Growth Fund Class N                                    33.82                       31.92
Montag & Caldwell Growth Fund Class I                                    34.26                       33.56
Chicago Trust Growth & Income Fund                                       25.16                       20.78
Chicago Trust Talon Fund                                                 33.47                       26.08
Chicago Trust Balanced Fund                                              20.10                       18.20
Montag & Caldwell Balanced Fund                                          24.26                       22.83
Chicago Trust Bond Fund                                                   8.84                        6.56
Chicago Trust Municipal Bond Fund                                         5.13                        4.07

Yield of Chicago Trust Money Market Fund

         As summarized in the Prospectus, the yield of this Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in shares of the Fund at the same rate as net income is earned for the base period.

         The yield and effective yield of Chicago Trust Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described above. For the seven-day period ended October 31, 1997, Chicago Trust Money Market Fund had a yield of 5.22% and an effective yield of 5.32%.

Yields of Chicago Trust Bond Fund and Chicago Trust Municipal Bond Fund

         The yield of each of these Funds is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         This calculation can be expressed as follows:

         YIELD = 2 [(a - b + 1) - 1]6
                            cd

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareowner accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs"): (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period; and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         For the 30-day period ended October 31, 1997, Chicago Trust Bond Fund had a yield of 5.74%.

         For the 30-day period ended October 31, 1997, Chicago Trust Municipal Bond Fund had a yield of 3.40%.

Tax-Equivalent Yield

         The "tax-equivalent yield" of Chicago Trust Municipal Bond Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding to that figure to that portion, if any, of the yield that is not exempt from Federal income tax.

         The tax-equivalent yield of this Fund reflects the taxable yield that an investor at the stated marginal Federal income tax rate would have to receive to equal the primarily tax-exempt yield from Chicago Trust Municipal Bond Fund. Before investing in this Fund, you may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax yield. To do this, divide the yield on the tax-free investment by the decimal determined by subtracting from one the highest Federal tax rate you pay. For example, if the tax-free yield is 5% and your maximum tax bracket is 36%, the computation is:

5% Tax-Free Yield - (1/.36 Tax Rate) = 5%/.64% = 7.81% Tax Equivalent Yield

         In this example, your after-tax return would be higher from the 5% tax-free investment if available taxable yields are below 7.81%. Conversely, the taxable investment would provide a higher yield when taxable yields exceed 7.81%.

         For the 30-day period ended October 31, 1997, Chicago Trust Municipal Bond Fund had a tax-equivalent yield of 5.31%, based on the tax-free yield of 3.40%, shown above, and assuming a shareowner is at the 36% Federal income tax rate.

                                OTHER INFORMATION

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information forms a part. Each such statement is qualified in all respects by such reference.

Custodian

         Bankers Trust Company ("Bankers Trust"), 16 Wall Street, New York, New York 10005 serves as Custodian of the Company's assets pursuant to a Custodian Agreement. Under such Agreement, Bankers Trust: (i) maintains a separate account or accounts in the name of each Fund; (ii) holds and transfers portfolio securities on account of each Fund; (iii) accepts receipts and makes disbursements of money on behalf of each Fund; (iv) collects and receives all income and other payments and distributions on account of each Fund's securities; and (v) makes periodic reports to the Board of Trustees concerning each Fund's operations.

Reports to Shareowners

         Shareowners will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent certified public accountants. Inquiries regarding the Funds may be directed to the Investment Advisor or the Administrator at (800) 992-8151.

         KPMG Peat Marwick LLP, 303 E. Wacker Drive, Chicago, Illinois is the Company's independent public accountant and auditor.

                                    APPENDIX

                              FINANCIAL STATEMENTS

                                       for

                          Montag & Caldwell Growth Fund

                       Chicago Trust Growth & Income Fund

                            Chicago Trust Talon Fund

                           Chicago Trust Balanced Fund

                         Montag & Caldwell Balanced Fund

                             Chicago Trust Bond Fund

                        Chicago Trust Municipal Bond Fund

                         Chicago Trust Money Market Fund

                                Fiscal Year Ended
                                                           October 31, 1997

ANNUAL REPORT TO SHAREOWNERS


                            Semi-Annual Period Ended
                                 April 30, 1998

                        SEMI-ANNUAL REPORT TO SHAREOWNERS

ANNUAL REPORT TO SHAREOWNERS


CT&T
FUNDS

Annual
Report

October 31, 1997



                            [ART WORK APPEARS HERE]




       A Report on the Operations and Performance of Your Investment in
                      Montag & Caldwell Growth Fund
                      Chicago Trust Growth & Income Fund
                      Chicago Trust Talon Fund
                      Chicago Trust Balanced Fund
                      Montag & Caldwell Balanced Fund
                      Chicago Trust Bond Fund
                      Chicago Trust Municipal Bond Fund
                      Chicago Trust Money Market Fund

                 The Chicago Trust Company, Investment Advisor
                  Montag & Caldwell, Inc., Investment Advisor
                                (800) 992-8151

CT&T Funds -- Shareowner Benefits
--------------------------------------------------------------------------------

The CT&T Funds offer a variety of special features and options for shareowners. If you are not already taking advantage of these features and wish to do so, call us! A customer service representative at (800) 992-8151 will help you gain access to our free share owner options.

[ART WORK]
Low Minimum Investments

The minimum initial investment is $2,500 and any subsequent investment is $50.

[ART WORK]
Automatic Investment

You may elect to make regular investments into your account automatically by approving electronic funds transfers into your CT&T Funds. The minimum initial investment for the automatic investment plan is $50.

[ART WORK]
Savings for Retirement

Our easy and convenient IRA offers you a selection of mutual funds especially suitable for your retirement accounts while your assets benefit from tax-deferred growth.

[ART WORK]
Automatic Dividend Reinvestment

You can compound your investment earnings by reinvesting them automatically. Monthly or quarterly dividends and annual capital gain distributions are reinvested free of charge.

[ART WORK]
Exchange Privileges

Should your personal investment needs change, you have the flexibility to move your investments among the CT&T Funds. Transfers between the Funds are free of charge, and simple to make.

[ART WORK]
Check Writing

Free check writing services may be authorized and are available in the Chicago Trust Money Market Fund. The per check minimum is $500.


   Our automated shareowners account information line is available for your convenience 24-hours a day, 7 days a week by calling (800) 992-8151.

Dear Shareowner:

The fiscal year ended October 31, 1997 has been financially rewarding for all investors in our funds. Holders of our equity portfolios have realized returns ranging from 25.2% in the Chicago Trust Growth & Income Fund (Growth & Income) to 34.3% in the Montag & Caldwell Growth Fund (Growth) "I" Class of shares. Our Chicago Trust Talon Fund (Talon) has earned a very impressive 33.5% total return despite holding significant cash reserves throughout the period. Fixed income returns have ranged from 5.1% in our tax-free Municipal Bond Fund to 8.8% in the taxable Bond Fund. Holders of our Money Market Fund have realized a 5.17% return over the past twelve months.

Obviously, there is more information printed about mutual funds than anyone can reasonably read or would want to read. However, on the assumption that most of our shareowners do not read all of the financial advisory publications now available, we thought you might like to know a sample of who has written about our Funds during the last twelve months.

Publication                                                    Date                 Funds
-----------                                                    ----                 -----
Crain's Chicago Business                                 December 23, 1996     Growth & Income
     "Chicago Trust Fund
      Manager Takes Long Views in Stock Picks"

Kiplinger's Magazine                                     March 1997            Growth
     "Best Funds: Investing for College"

Money Magazine                                           March 1997            Growth
     "Invest Like a Millionaire with these Funds"

Ft. Lauderdale Sun-Sentinel                              May 11, 1997          Growth & Income
     "A Few Strong Growth Stocks Power Chicago Trust"

Financial Planning Magazine                              May 1997              Growth & Income, Talon
     "Undiscovered Funds Still Abound"

Louis Rukeyser's Mutual Funds                            September 1997        Growth & Income
     "A Wealth of Experience"

Louis Rukeyser's Mutual Funds                            October 1997          Growth
     "A Global Opportunist"

Money Magazine                                           November 1997         Talon
     "What to Do Now to Protect Your Profits"

It is customary in letters of this sort to fill space with prognostications about the economic and financial outlook. We do not believe that is a very useful exercise in a world where the batting average of most forecasters is less than 50%. Instead, we wish to assure you that despite recent market returns our enthusiasm will remain in check. We will continue to pursue our bottom-up disciplined investment approaches, choosing securities based on fundamentals of the business and our time-tested valuation techniques.

To all of our long-term investors, we hope we have met your expectations. To our newer investors, we thank you for choosing the Chicago Trust/Montag & Caldwell Funds. We will do all that we can to help you reach your financial goals. In March 1998, to enhance and simplify your investment process, we will introduce our website. Thank you for investing with Chicago Trust/Montag & Caldwell Funds.

Sincerely,

/s/ Stuart D. Bilton

Stuart D. Bilton
Chairman

CT&T Funds -- Summary Information
Performance for the Fiscal Year Ended October 31, 1997
-------------------------------------------------------------------------------

                                   Montag & Caldwell Growth Fund
                             Class N (Retail)  Class I (Institutional)              Chicago Trust Growth & Income Fund

Total Returns:
1 Year                            33.82%                 34.26%                                   25.16%

Three Year
Average Annual                       N/A                    N/A                                   26.93%

Average Annual
Since Inception                   31.92%                 33.56%                                   20.78%

Value of $10,000                $22,925               $ 14,724                                   $20,801
from Inception
Date                            11/2/94                6/28/96                                  12/13/93


 Top Ten Holdings     as of October 31, 1997
    Company and        Cisco Systems, Inc.                       4.5%  Federal Home Loan Mortgage Corp.     3.9%
  % of Total Net       Microsoft Corp.                           4.0%  Illinois Tool Works, Inc.            3.9%
      Assets           Gillette Co.                              4.0%  Royal Dutch Petroleum Co., NY, ADR   3.9%
                       Pfizer, Inc.                              3.8%  American International Group, Inc.   3.8%
                       Coca-Cola Co.                             3.8%  Norwest Corp.                        3.8%
                       Procter & Gamble Co.                      3.7%  Cardinal Health, Inc.                3.7%
                       Johnson & Johnson                         3.6%  Pfizer, Inc.                         3.6%
                       Intel Corp.                               3.2%  Microsoft Corp.                      3.5%
                       Oracle Corp.                              3.2%  Newell Co.                           3.3%
                       Home Depot, Inc.                          3.2%  Sysco Corp.                          3.2%


                                 Chicago Trust Talon Fund                    Chicago Trust Balanced Fund

Total Returns:
1 Year                                   33.47%                                     20.10%


Three Year
Average Annual                           26.16%                                      N/A

Average Annual
Since Inception                          26.08%                                     18.20%

Value of $10,000                        $20,582                                    $14,229
from Inception
Date                                    9/19/94                                    9/21/95



 Top Ten Holdings  as of October 31, 1997
    Company and     Mylan Laboratories, Inc.               5.4%  Pfizer, Inc.                        2.3%
  % of Total Net    U. S. Treasury Note, 5.875%, 07/31/99  5.3%  Norwest Corp.                       2.0%
      Assets        Vitalink Pharmacy Services, Inc.       5.1%  American International Group, Inc.  1.9%
                    Robotic Vision Systems, Inc.           5.1%  Schlumberger Ltd.                   1.9%
                    Circus Circus Enterprises, Inc.        4.9%  Federal Home Loan Mortgage Corp.    1.8%
                    North American Vaccine, Inc.           4.9%  Cisco Systems, Inc.                 1.7%
                    Pep Boys -- Manny, Moe & Jack          4.9%  Microsoft Corp.                     1.7%
                    R.R. Donnelley & Sons Co.              4.7%  Illinois Tool Works, Inc.           1.7%
                    Danielson Holdings Corp.               4.4%  MBNA Corp.                          1.7%
                    Equity Office Properties Trust, REIT   4.3%  Newell Co.                          1.5%

CT&T Funds -- Summary Information
Performance for the Fiscal Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                 Montag & Caldwell Balanced Fund                         Chicago Trust Bond Fund
Total Returns:
1 Year                                       24.26%                                            8.84%


Three Year
Average Annual                                N/A                                              9.77%


Average Annual
Since Inception                              22.83%                                            6.56%

Value of $10,000                            $18,509                                           $12,797
from Inception
Date                                        11/2/94                                           12/13/93

Top Ten Holdings          as of October 31, 1997
  Company and             U.S. Treasury Note, 7.250%, 05/15/16    4.1%    U.S. Treasury Bond, 7.125%, 02/15/23            2.3%
 % of Total Net           U.S. Treasury Note, 6.500%, 10/15/06    3.1%    U.S. Treasury Note, 7.250%, 05/15/04            2.2%
     Assets               Cisco Systems, Inc.                     2.5%    U.S. Treasury Note, 7.875%, 08/15/01            2.2%
                          U.S. Treasury Note, 6.500%, 08/15/05    2.5%    U.S. Treasury Note, 7.125%, 02/29/00            2.1%
                          Federal National Mortgage Association,          U.S. Treasury Note, 6.375%, 08/15/02            2.1%
                           7.250%, 01/17/21, CMO, REMIC           2.5%    U.S. Treasury Note, 5.750%, 10/31/00            2.1%
                          U.S. Treasury Note, 5.875%, 02/15/04    2.4%    U.S. Treasury Note, 5.500%, 02/28/99            2.1%
                          Gillette Co.                            2.3%    U.S. Treasury Note, 5.750%, 08/15/03            2.1%
                          Procter & Gamble Co.                    2.2%    U.S. Treasury Note, 5.125%, 11/30/98            2.1%
                          Microsoft Corp.                         2.2%    Chemical Master Credit Card Trust, Class A
                          Johnson & Johnson                       2.2%     5.550%, 09/15/03                               2.1%


                                                      Chicago Trust Municipal Bond Fund
Total Returns:
1 Year                                                              5.13%


Three Year
Average Annual                                                      5.97%


Average Annual
Since Inception                                                     4.07%

Value of $10,000                                                   $11,673
from Inception
Date                                                              12/13/93
Top Ten Holdings          as of October 31, 1997
  Company and             King County, Washington, Series A,              Commonwealth of Puerto Rico, Series A, G.O.
 % of Total Net            G.O., 5.800%, 01/01/04                 4.1%     6.500%, 07/01/03                               3.6%
    Assets                Jordan School District, Utah,                   Clark County, Nevada, School District, G.O.
                           Series A, G.O., 5.250%, 06/15/00       4.0%     6.400%, 06/15/06                               3.1%
                          Cook County, Illinois, Series B, G.O.           Arlington Independent School District, Texas,
                           4.700%, 11/15/01                       3.9%     Refunding, G.O., 5.400%, 02/15/99              3.1%
                          Salt River Project Electric System              Mohave County, AZ, IDA, 6.000%, 07/01/00        3.0%
                           Revenue, AZ, Refunding, Series A,              Tulsa, Oklahoma Metropolitan Utility Authority
                           5.500%, 01/01/05                       3.9%     Revenue, 5.500%, 07/01/00                      2.9%
                          Texas State Water Development Board,
                           G.O. Escrowed to Maturity, 5.000%,
                           08/01/99                               3.7%

CT&T Funds
Montag & Caldwell Growth Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

The Montag & Caldwell Growth Fund (the "Fund") did particularly well in this past fiscal year ended October 31, 1997. The Fund had a total return of 33.8% as compared to a gain of 32.0% for the S&P 500 Index. During this same period, the Lipper Growth Fund Index returned 28.4%. The Fund's multinational consumer, healthcare and technology holdings contributed to the Fund's good results.

The outlook for the stock market continues to be positive. Sustained growth in the economy and corporate profits; continued prospects for low rates of inflation and steady to eventually lower levels of bond yields; and favorable supply/demand factors for equities coupled with guarded views among investors on the stock market outlook suggest a positive backdrop for share prices. It is our view that the recent stock market correction associated with the currency turmoil in Southeast Asia is an "overdue correction" rather than the beginning of a substantial decline in share prices. From January 1, 1995, through September 30, 1997, the S&P 500 Index has provided a total return of 119.3%, so a pullback in share prices was not all that surprising. Our favorable view on the stock market is predicated on the belief that U. S. economic growth will moderate to a non-inflationary rate and that the Federal Reserve is in a flexible position to implement policies that will extend the economic expansion. The currency and financial market turmoil in Southeast Asia should contribute to that moderating process.

We continue to be quite positive on the outlook for shares of high quality growth companies. Because we expect more moderate growth in the U. S. economy and corporate profits in the future, superior and consistent earnings growth rates of these companies will become increasingly attractive. We do not expect the turmoil in Southeast Asia to have a significant impact on the U. S. multinational companies in the Fund. While economic growth will slow in Southeast Asia, the region is not expected to experience an economic downturn as severe as that of Mexico and other Latin American countries during their period of financial stress. Most importantly, the multinational companies in the Portfolio sell consumer non-durable products that we don't think will be affected proportionately by a slowdown. Even in a U.S. recession, demand does not slow significantly for products such as soft drinks, blades and detergent. Also, other areas of the world are showing good growth, which offsets the weakness in Southeast Asia. Such geographic diversity is one of the reasons the Fund's multinational holdings have consistently produced solid earnings over the years.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

                   Cash & Other Net Liabilities            3%
                   Technology                             28%
                   Consumer Non-Durables                  15%
                   Pharmaceuticals                         9%
                   Health Care Services                    7%
                   Retail                                  6%
                   Finance                                 7%
                   Food & Beverage                         6%
                   Other Common Stocks                    19%


  Comparative Performance Measurement: Growth of $10,000 Invested in Montag &
                             Caldwell Growth Fund,
                 S&P 500 Index and the Lipper Growth Fund Index
                             since Fund's Inception

                             [GRAPH APPEARS HERE]

                                           Montag &
                                           Caldwell
                              Lipper      Growth Fund
                 S&P 500      Growth        Class N
Values/Years      Index     Fund Index      Shares
------------     -------    ----------    -----------
November 1994    10,000       10,000        10,000
January 1995     10,032        9,739        10,005
April 1995       11,046       10,699        10,999
July 1995        12,142       12,075        12,630
October 1995     12,641       12,398        13,187
January 1996     13,907       13,183        14,178
April 1996       14,380       13,789        15,065
July 1996        14,152       13,145        14,874
October 1996     15,685       14,498        17,131
January 1997     17,568       15,915        19,367
April 1997       17,992       15,733        19,245
July 1997        21,527       18,897        23,571
October 1997     20,720       18,617        22,925

                                           Montag &
                                           Caldwell
                              Lipper      Growth Fund
                 S&P 500      Growth        Class I
Values/Years      Index     Fund Index      Shares
------------     -------    ----------    -----------
June 1996        10,000       10,000        10,000
October 1996     10,593       10,433        10,967
January 1997     11,865       11,453        12,087
April 1997       12,152       11,322        12,341
July 1997        14,539       13,598        15,125
October 1997     13,994       13,397        14,724


These charts compare a $10,000 investment made in Class N Shares and Class I Shares of the Fund on their respective inception dates to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Growth & Income Fund
Management Discussion & Analysis                               October 31, 1997
================================================================================


The Chicago Trust Growth & Income Fund (the"Fund")had a strong gain of 25.2% for the fiscal year ended October 31, 1997. While the one year return was less than that of the S&P 500 Index or the Lipper Growth & Income Fund Index, on a three year basis, the Fund's 26.9% annualized rate of return was in line with that of the S&P 500 Index, at 27.5%. The Fund's return was well above that of the Lipper Growth & Income Fund Index, at 23.2%. The Fund ranked 43rd out of 382 Growth & Income Funds listed by Lipper Analytical Services, Inc. based on total return fund performance for the three-year period ended October 31, 1997. These Lipper rankings include all classes of multiple class funds, and certain expenses of the Fund were subsidized during the ranking period.

While the stock market's gain in fiscal 1997 was the strongest of the past three years, there was little doubt that the advance became more labored during the closing months of the year. Two of the last three months were down with the final quarter having the poorest return for any such period during the last three fiscal years. October was particularly volatile as it incorporated the often anticipated 10% market correction, several single day price change records, and a single session volume record.

As a long-term investor, we recognize that volatility may occur in the Portfolio during periods when the stock market is dominated by themes which are contrary to the Fund's investment strategy. Our long term stock selection process will continue to focus on fundamentally strong companies which are able to demonstrate traits of consistent top and bottom line growth. Volatile markets may result in short-term underperformance, but can also represent attractive entry points for long-term investors.

[PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

             Consumer Durables                                6%
             Capital Goods                                    6%
             Energy                                           7%
             Consumer Non-Durables                           11%
             Health Care Services                            10%
             Technology                                      14%
             Other Common Stocks                             19%
             Cash & Other Net Assets                          6%
             Finance                                         21%


                Comparative Performance Measurement: Growth of
            $10,000 invested in Chicago Trust Growth & Income Fund,
              S&P 500 Index and the Lipper Growth & Income Fund
                         Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                                 LIPPER GROWTH     CHICAGO TRUST
                  S&P            & INCOME FUND     GROWTH &
Values/Years      500 INDEX      INDEX             INCOME FUND
------------      ----------     -------------     -------------
12/93             $10,000        $10,000           $10,000
4/94              $ 9,745        $ 9,807           $ 9,797
7/94              $ 9,979        $ 9,993           $ 9,945
10/94             $10,360        $10,241           $20,173
1/95              $10,394        $10,115           $10,365
4/95              $11,444        $11,036           $11,231
7/95              $12,580        $12,011           $12,327
10/95             $13,096        $12,318           $13,088
1/96              $14,408        $13,448           $14,350
4/96              $14,898        $14,021           $14,983
7/96              $14,663        $13,587           $14,933
10/96             $16,250        $14,953           $16,619
1/97              $18,201        $16,463           $18,002
4/97              $18,641        $16,616           $18,258
7/97              $22,303        $19,584           $21,812
10/97             $21,466        $19,144           $20,801

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Talon Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================


For the fiscal year ending October 31, 1997, the Chicago Trust Talon Fund (the "Fund") had a total return of 33.5% versus 32.7% for the S&P 400 Mid Cap Index. From its inception on September 19, 1994 through October 31, 1997, the Fund's cumulative return was 105.8% versus 88.4% for the S&P 400 Mid Cap Index.

The recent disarray in Asian markets points out that diversification in itself may not protect one from loss of principal and that globalization can work as unfavorably for corporate profits on the way down as it does favorably on the way up. Globalization and diversification will be subjects of future quarterly reports. We hope that previous quarterly reports have been helpful in conveying our investment philosophy and thought process. If you are a new shareowner and would like to receive a few of our past quarterly reports, please call Janice Gonnella at 312-422-5403.

We believe we are entering a period that will be characterized by greater volatility and that stock picking will become even more important than in the recent past. As we enter our new fiscal year, patience and discipline will remain a cornerstone of our investment process.

Talon Asset Management, Inc. is a sub-agent of the Chicago Trust Company. As such, we are responsible for managing your Fund. We at Talon would like to express our appreciation to Chicago Trust for that opportunity and for their patience and support over the last three years. The Talon "personality", which has taken shape over that period of time, could not have happened without the confidence that both Chicago Trust and you, our shareowners, have placed in us.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

               Cash & Other Net Liabilities                  3%
               Finance                                      12%
               Pharmaceuticals                              15%
               Restaurants                                   6%
               Technology                                   11%
               Other Common Stocks                          26%
               Preferred Stocks                              1%
               U.S. Government & Agency Obligations         26%

            Comparative Performance Measurement: Growth of $10,000
                   invested in Chicago Trust Talon Fund and
               the S&P 400 Mid Cap Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                               S&P 400     CHICAGO TRUST
        VALUES/YEARS     MID CAP INDEX        TALON FUND
        ------------     -------------        ----------
        9/94                   $10,000           $10,000
        10/94                  $ 9,921           $10,250
        1/95                   $ 9,660           $10,151
        4/95                   $10,551           $10,766
        7/95                   $11,829           $12,173
        10/95                  $12,025           $12,189
        1/96                   $12,701           $12,762
        4/96                   $13,695           $14,580
        7/96                   $12,747           $13,530
        10/96                  $14,111           $15,420
        1/97                   $15,482           $18,020
        4/97                   $15,082           $16,935
        7/97                   $18,531           $20,074
        10/97                  $18,721           $20,582

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Balanced Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================

For the fiscal year ended October 31, 1997 the Chicago Trust Balanced Fund (the "Fund") reported a total return of 20.1%. Again this year, common stocks produced the greatest component of total return. The equities in the Portfolio returned 32% and bonds produced approximately 11.5%, for this fiscal year. Both bond and equity returns were competitive when measured against the S&P 500 Index return of 32.5% and the Lehman Brothers Aggregate Bond Index return of 10.1%. Over the course of the year, the asset allocation for stocks remained in the 52% to 56% range and bonds in the 34% to 39% range, while cash reserves were maintained in the 6% to 11% range.

When reviewing stock market history, October is many times the cruelest month of the year--consider 1929 and 1987. Again, on October 27, 1997, the stock market experienced a significant drop of 554 points. Such volatility demonstrates the advantages of a balanced fund. Over the past few years, a debate has been brewing in academic circles regarding the value and contribution of asset allocation. A 1986 research study by Brinson, Hood and Beebower contends that, on average, 93.6% of a portfolio return is explained by the mix of stocks, bonds and cash. Other studies contend that asset mix explains approximately 20% to 25% of return. We continue to believe that asset allocation is incredibly important in your total long-term return and a well diversified balanced fund can enhance your expected return.

The outlook for equity investment remains positive but investors should exercise caution in making new investment commitments with special attention paid to valuation levels on individual stocks and bonds. This is no time to "pay up" for stocks and bonds. The Fund will continue to stress individual company fundamentals and reasonable prices in its selection process.

Equity investment in health care, finance, energy and consumer staples has enhanced the performance of the stock portfolio. The bond portfolio continues to stress quality and intermediate term maturities. By diversifying investments among various asset classes, the total risk of significant loss declines as compared to investing in a single asset class.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assets                              7%
Common Stocks                                       53%
Corporate Notes & Bonds                             18%
U.S. Government & Agency Obligations                18%
Other                                                2%
Asset Backed Securities                              2%



                Comparative Performance Measurement: Growth of
           $10,000 invested in Chicago Trust Balanced Fund, Lehman
             Brothers Aggregate Bond Index/S&P 500 Index and the
               Lipper Balanced Fund Index since Fund's Inception

                             [GRAPH APPEARS HERE]

                   Lehman Brothers
                      Aggregate
                     Bond Index/         Lipper
                       S&P 500          Balanced     Chicago Trust
 Values/Years           Index          Fund Index    Balanced Fund
--------------     ---------------     ----------    -------------
September 1995         10,000            10,000         10,000
October 1995           10,039             9,975         10,108
January 1996           10,752            10,635         10,796
April 1996             10,817            10,751         10,893
July 1996              10,783            10,616         10,926
October 1996           11,625            11,420         11,847
January 1997           12,493            12,187         12,612
April 1997             12,708            12,213         12,720
July 1997              14,481            13,874         14,438
October 1997           14,237            13,715         14,229


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Montag & Caldwell Balanced Fund
Management Discussion & Analysis                                October 31, 1997
================================================================================

The Montag & Caldwell Balanced Fund (the "Fund") achieved a strong gain of 24.3% for the fiscal year ended October 31, 1997. During the same period, the combined index of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index increased 21.4%. The Lipper Balanced Fund Index gained 20.1% during the same interval. The Fund's multinational consumer, healthcare and technology equity holdings contributed to the Fund's good results.

The outlook for the stock market continues to be positive. Sustained growth in the economy and corporate profits; continued prospects for low rates of inflation and steady to eventually lower levels of bond yields; and favorable supply/demand factors for equities coupled with guarded views among investors on the stock market outlook suggest a positive backdrop for share prices. It is our view that the recent stock market correction associated with the currency turmoil in Southeast Asia is an "overdue correction" rather than the beginning of a substantial decline in share prices. From January 1, 1995, through September 30, 1997, the S&P 500 Index has provided a total return of 119.3%, so a pullback in share prices was not all that surprising. Our favorable view on the stock market is predicated on the belief that U. S. economic growth will moderate to a non-inflationary rate and that the Federal Reserve is in a flexible position to implement policies that will extend the economic expansion. The currency and financial market turmoil in Southeast Asia should contribute to that moderating process.

We continue to be quite positive on the outlook for shares of high quality growth companies. Because we expect moderate growth in the U. S. economy and corporate profits in the future, the superior and consistent earnings growth rates of these companies will become increasingly attractive. We do not expect the turmoil in Southeast Asia to have a significant impact on the U. S. multinational companies in the Portfolio. While economic growth will slow in Southeast Asia, the region is not expected to experience an economic downturn as severe as that of Mexico and other Latin American countries during their period of financial stress. Most importantly, the multinational companies in the Portfolio sell consumer non-durable products that we don't think will be affected proportionately by a slowdown. Even in a U.S. recession, demand does not slow significantly for products such as soft drinks, blades and detergent. Also, other areas of the world are showing good growth, which offsets the weakness in Southeast Asia. Such geographic diversity is one of the reasons the Fund's multinational holdings have consistently produced solid earnings gains over the years.

With economic growth likely to slow and inflation well-controlled, we think there is the potential for positive bond market returns in the period ahead. In addition to gradually lengthening bond maturities, we will seek to add yield, where appropriate, through the purchase of quality corporate bonds as well as agency issues.

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assets                               4%
Common Stocks                                        58%
U.S. Government & Agency Obligations                 26%
Corporate Notes & Bonds                               9%
Asset Backed Securities                               3%


                      Comparative Performance Measurement:
           Growth of $10,000 invested in Montag & Caldwell Balanced
              Fund, Lehman Brothers Aggregate Bond Index/S&P 500
                   Index and the Lipper Balanced Fund Index
                            since Fund's Inception

                             [GRAPH APPEARS HERE]

                    Lehman Brothers Aggregate            Lipper Balanced              Montag & Caldwell
Values/Yrs.          Bond Index/ S&P Index                Fund Index                   Balanced Fund
11/94                        10,000                         10,000                         10,000
1/95                         10,128                          9,983                         10,079
4/95                         10,891                         10,652                         10,817
7/95                         11,706                         11,424                         11,944
10/95                        12,539                         11,759                         12,375
1/96                         13,040                         12,537                         13,172
4/96                         13,141                         12,674                         13,446
7/96                         13,090                         12,515                         13,410
10/96                        14,881                         13,462                         14,895
1/97                         15,230                         14,343                         16,162
4/97                         15,498                         14,397                         16,071
7/97                         17,717                         16,355                         18,635
10/97                        17,894                         16,168                         18,509

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Bond Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Bond market performance over the twelve months ended October 31, 1997, has been influenced by a range of circumstances. At the beginning of the fiscal year, investors were anticipating the need for the Federal Reserve to raise interest rates to help moderate economic growth. A federal funds overnight lending rate increase of .25% occurred at the end of March 1997. As the year elapsed, sentiment quickly changed. Many traditional signs of economic strength such as low unemployment, industrial production and a declining government deficit raised concerns. Most people felt that the Federal Reserve would be forced to raise rates in order to avoid higher inflation. Productivity, growth and global competition has kept inflation lower than predicted by many economic "experts." At the time of this writing, a new theme of "deflation" has become increasingly popular due to the renewed risks of investing in emerging market countries.

For the fiscal year ended October 31, 1997, the Chicago Trust Bond Fund (the "Fund") had a total return of 8.84%. The Fund compares its performance to both the Lehman Brothers Aggregate Bond Index, with a total return of 8.89% for the same period, and the Lipper Intermediate Investment Grade Debt Fund Index, which had a total return of 8.04% during the same period.

The Fund continues to emphasize corporates and mortgages which represent 66% of total assets. We believe that superior returns are achieved from the results of independent, fundamental security analysis combined with the rigorous application of a precise, disciplined portfolio construction process. Rather than attempting to time the market, we firmly believe in adding value through sector analysis, credit quality research and security structure analysis. We believe our focus on long term, intrinsic value captures yield without increasing portfolio risk.

Throughout the year, corporate bonds contributed favorably to the Fund's comparatively strong investment results. The Fund focuses on selecting corporate obligations that will enhance the Fund's overall return while maintaining a strict adherence to required risk parameters. Both asset-backed and mortgage bonds also can provide investors with strong relative returns. Prepayment risk is analyzed under numerous interest rate scenarios to evaluate sensitivity to changes in rates. Government bonds are used to capture risk neutral anomalies based on the slope of the yield curve.

Changes in the Portfolio's duration are made based on our 12- to 18-month outlook for bond returns. We are not market timers. Duration changes are constrained to a range of plus or minus 10% of the duration of the Lehman Brothers Aggregate Bond Index. We will also adjust the distribution of our Portfolio's maturity and duration based on the current slope of the yield curve to capture incremental return and to control systematic risk. Over the last year, the Fund's effective duration has ranged from a high of 4.7 years to a low of 4.5 years. Currently, the effective portfolio duration is 4.6 years.

          [PIE CHART PORTFOLIO ALLOCATION BY MARKET SECTOR GOES HERE]

                     Portfolio Allocation By Market Sector

Cash & Other Net Assests                                4%
U.S. Government & Agency Obligations                   47%
Corporate Notes & Bonds                                40%
Other                                                   4%
Asset Backed Securities                                 5%

                     Comparative Performance Measurement:
            Growth of $10,000 invested in Chicago Trust Bond Fund,
             Lehman Brothers Aggregate Bond Index and the Lipper
              Intermediate Investment Grade Debt Fund Index since
                               Fund's Inception

            [CHART COMPARATIVE PERFORMANCE MEASUREMENT GOES HERE]

                    Lehman Brothers Aggregate           Lipper Intermediate Investment         Chicago Trust
Values/Yrs.                Bond Index                       Grade Debt Fund Index                Bond Fund
12/93                        10,000                                 10,000                        10,000
4/94                          9,507                                  9,524                         9,682
7/94                          9,674                                  9,640                         9,768
10/94                         9,535                                  9,537                         9,677
1/95                          9,769                                  9,720                         9,894
4/95                         10,203                                 10,121                        10,307
7/95                         10,651                                 10,520                        10,735
10/95                        11,026                                 10,885                        11,117
1/96                         11,424                                 11,267                        11,507
4/96                         11,085                                 10,930                        11,169
7/96                         11,241                                 11,070                        11,331
10/96                        11,671                                 11,465                        11,758
1/97                         11,797                                 11,589                        11,926
4/97                         11,870                                 11,641                        11,972
7/97                         12,451                                 12,191                        12,555
10/97                        12,709                                 12,388                        12,797

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Municipal Bond Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Over the past year the bond markets can be characterized as having an overall downward interest rate bias with a notable flattening of the yield curve--in other words, rates are down and the additional yield gained from extending from one-year to 30-year maturities has fallen. For example, in October 1996, moving from one-year to 30 year maturities in AA-rated General Obligation bonds added almost 2.00% in yield. This October, however, investors added only about 1.50% in additional yield for the same extension. Also, it is typical to earn 0.10% additional yield per year in intermediate maturities for each year of extension; however, for most of 1997, seven- to twelve-year municipal bonds added only 0.05% to 0.07% for annual extensions.

The other significant market anomaly evident this October is the under-performance of municipals versus taxable bonds. Expressed as a percent of U.S. Treasury prices, municipal bonds now range from 70% to 87% for one- to 30-year maturities. These percentages are higher than normal since U.S. Treasury yields moved up rapidly as a result of the flight to quality from volatile equity and international markets. Conversely, high seasonal supply in municipals held tax-exempt bond prices down.

For the fiscal year ended October 31, 1997, total return for the Chicago Trust Municipal Bond Fund (the "Fund") was 5.13%. The Fund earned an average annual return of 5.97% for the three year period ended October 31, 1997. While 30-year municipal bond yields under 6% tend to limit retail buying, this relative "cheapness" of municipals versus taxables has increased interest in the tax-exempt market from corporate buyers, especially insurance companies. Year to year, municipal rates are down, with October 31, 1997, yields on five-year AA-rated General Obligation bonds at 4.25%, 10 year maturities at 4.65%, and 30 years at 5.20%. Contributions to bond funds for most of the period were slow, but with continuing volatility in the domestic stock market and weakness internationally, the coming year should see greater allocations to fixed income securities.

Activity in the Fund for the fiscal year concentrated on increasing current income with purchases of 5% to 6% coupon bonds, as well as taking advantage of attractive levels on issuers from "specialty" states, such as California, Michigan, and New York. Because of local tax advantages for in-state buyers, issuers in these states usually sell at lower yields than non-specialty issuers such as those in Illinois, Washington, or Wisconsin, for example. Due to recent sizable new issuance from several specialty states, we were able to take advantage of attractive yield levels for the Fund. At October 31, 1997, the Fund's average credit quality has been maintained at AA, average maturity at 5.6 years and duration at 4.5 years.

                     Comparative Performance Measurement:
             Growth of $10,000 invested in Chicago Trust Municipal
                  Bond Fund and the Lehman Brothers Five-Year
              Government Obligations Index since Fund's Inception


           [COMPARATIVE PERFORMANCE MEASUREMENT CHART APPEARS HERE]

                            LEHMAN BROTHERS
                            5-YEAR GOVERNMENT         CHICAGO TRUST
            VALUES/YEARS    OBLIGATIONS INDEX   MUNICIPAL BOND FUND
            ------------    -----------------   -------------------
            12/93                 $10,000                   $10,000
            1/94                  $10,094                   $10,106
            4/94                  $ 9,782                   $ 9,803
            7/94                  $ 9,921                   $ 9,922
            10/94                 $ 9,838                   $ 9,808
            1/95                  $ 9,956                   $ 9,958
            4/95                  $10,288                   $10,218
            7/95                  $10,669                   $10,518
            10/95                 $10,855                   $10,719
            1/96                  $11,138                   $10,969
            4/96                  $11,025                   $10,811
            7/96                  $11,156                   $10,935
            10/96                 $11,368                   $11,103
            1/97                  $11,540                   $11,230
            4/97                  $11,548                   $11,201
            7/97                  $11,990                   $11,600
            10/97                 $12,107                   $11,673

                           [PIE CHART APPEARS HERE]

                     Portfolio Allocation By Quality Rating

                     A                                   8%
                     Aa                                 33%
                     Aaa                                56%
                     Not Rated                           3%


This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the indices on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

CT&T Funds
Chicago Trust Money Market Fund
Management Discussion & Analysis                                October 31, 1997
--------------------------------------------------------------------------------

Once again the most recent Federal Reserve Open Market Committee meeting came and went without a change in interest rates. Policymakers left the Federal Funds overnight lending rate unchanged at 5.50%. This is the same rate it has been since late March.

While domestic economic activity continues to show strength, the picture from overseas, Southeast Asia in particular, remains cloudy. What, if any, effect this may have on policymaking decisions in the near future remains to be seen.

The short-term yield curve remains very flat. This means that the yield earned for investing for seven days is approximately the same as the yield for investing for 270 days. The Chicago Trust Money Market Fund (the "Fund") is positioned to take advantage of this type of yield curve profile. It has a weighted average maturity of 33 days, which is almost half the average maturity of a "typical" prime domestic money market fund.

The performance of the Fund has exceeded its benchmark, the Donaghue's First Tier Money Market Fund Index, by 0.23% for the quarter ended October 31, 1997. For the previous 12 months, the outperformance has been 0.20%. The low expenses of the Fund coupled with the effective structure of the Fund have been the primary reasons it has continued to outperform other money market funds in the peer group.

        [PIE CHART PORTFOLIO ALLOCATION BY MARKET SECTOR APPEARS HERE]

                     Portfolio Allocation By Market Sector

Time Deposits                     4%
Certificates of Deposit           5%
Commercial Paper                 77%         [INSERT PIE CHART HERE]
Cash & Other Net Assets          10%
GIC within Funding Agreement      4%

CT&T Funds
Montag & Caldwell Growth Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                   ------
COMMON STOCKS - 97.44%
           Business Services - 2.26%
  440,100  Manpower, Inc...........................................$ 16,888,838
                                                                   ------------

           Consumer Durables - 1.82%
  490,000  Harley Davidson, Inc....................................  13,597,500
                                                                   ------------

           Consumer Non-Durables - 14.87%
  802,500  CUC International, Inc.*................................  23,673,750
  335,000  Gillette Co.............................................  29,835,938
  280,000  Interpublic Group of Companies, Inc.....................  13,300,000
  427,600  Mattel, Inc.............................................  16,622,950
  410,000  Procter & Gamble Co.....................................  27,880,000
                                                                   ------------
                                                                    111,312,638
                                                                   ------------

           Electrical - 2.80%
  324,700  General Electric Co.....................................  20,963,444
                                                                   ------------

           Entertainment and Leisure - 2.58%
  235,000  Walt Disney Co..........................................  19,328,750
                                                                   ------------

           Finance - 6.74%
  265,000  American Express Co.....................................  20,670,000
  217,400  American International Group, Inc.......................  22,188,387
  260,000  First Data Corp.........................................   7,556,250
                                                                   ------------
                                                                     50,414,637
                                                                   ------------

           Food and Beverage - 6.22%
  500,000  Coca-Cola Co............................................  28,250,000
  200,000  Pioneer Hi-Bred International, Inc......................  18,325,000
                                                                   ------------
                                                                     46,575,000
                                                                   ------------

           Health Care Services - 7.47%
  475,000  Johnson & Johnson.......................................  27,253,125
  405,000  Pfizer, Inc.............................................  28,653,750
                                                                   ------------
                                                                     55,906,875
                                                                   ------------

           Lodging - 2.61%
  280,000  Marriott International, Inc.............................  19,530,000
                                                                   ------------

           Medical Supplies - 2.67%
  460,000  Medtronic, Inc..........................................  20,010,000
                                                                   ------------

           Pharmaceuticals - 8.74%
  270,000  Bristol-Myers Squibb Co.................................$ 23,692,500
  330,000  Eli Lilly & Co..........................................  22,068,750
  220,000  Merck & Co., Inc........................................  19,635,000
                                                                   ------------
                                                                     65,396,250
                                                                   ------------

           Restaurants - 2.90%
  280,000  Cracker Barrell
           Old Country Store, Inc..................................   8,260,000
  300,000  McDonald's Corp.........................................  13,443,750
                                                                   ------------
                                                                     21,703,750
                                                                   ------------
           Retail - 5.68%
  350,000  Gap, Inc................................................  18,615,625
  430,000  Home Depot, Inc.........................................  23,918,750
                                                                   ------------
                                                                     42,534,375
                                                                   ------------

           Technology - 27.95%
  330,000    Adaptec, Inc.*........................................  15,984,375
  410,000    Cisco Systems, Inc.*..................................  33,632,812
  350,600    Compaq Computer Corp.*................................  22,350,750
  400,000    Electronic Arts, Inc.*................................  13,550,000
  313,700    Intel Corp............................................  24,154,900
  230,000    Microsoft Corp.*......................................  29,900,000
  670,000    Oracle Corp.*.........................................  23,973,438
  307,400    Seagate Technology, Inc.*.............................   8,338,225
  380,000    Solectron Corp.*......................................  14,915,000
  540,000    3Com Corp.*...........................................  22,376,250
                                                                   ------------
                                                                    209,175,750
                                                                   ------------

           Telecommunications - 2.13%
  360,000  Ericsson (LM)
           Telefonaktiebolaget, ADR
           Class B, Series 10......................................  15,930,000
                                                                   ------------

           Total Common Stocks..................................... 729,267,807
                                                                   ------------
           (Cost $582,126,971)

See accompanying Notes to Financial Statements.

CT&T Funds
Montag & Caldwell Growth Fund
Schedule of Investments - continued                             October 31, 1997
--------------------------------------------------------------------------------

                                                             Market
Shares                                                       Value
------                                                       ------
INVESTMENT COMPANIES - 3.31%
  15,205,543  Bankers Trust Institutional
              Cash Management Fund.................. $   15,205,543
   9,534,733  Bankers Trust Institutional
              Treasury Money Fund...................      9,534,733
                                                     --------------
              Total Investment Companies............     24,740,276
                                                     --------------
              (Cost $24,740,276)

Total Investments - 100.75%.........................    754,008,083
                                                     --------------
(Cost $606,867,247)**
Liabilities Net of Cash and Other Assets - (0.75%)..     (5,589,917)
                                                     --------------
Net Assets - 100.00%................................ $  748,418,166
                                                     ==============

-----------------------
   *  Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $606,962,652.

         Gross unrealized appreciation      $  155,538,447
         Gross unrealized (depreciation)        (8,493,016)
                                            --------------
         Net unrealized appreciation        $  147,045,431
                                            ==============

  ADR  American Depositary Receipt

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Growth & Income Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                       Market
   Shares                                                               Value
-----------                                                         ------------
COMMON STOCKS - 94.65%
              Business Services - 1.17%
     84,000   Paychex, Inc. .....................................   $  3,202,500
                                                                    ------------

              Capital Goods - 5.64%
    155,000   AlliedSignal, Inc. ................................      5,580,000
    273,000   Federal Signal Corp. ..............................      6,603,187
     41,500   Pitney Bowes, Inc. ................................      3,291,469
                                                                    ------------
                                                                      15,474,656
                                                                    ------------
              Chemicals - 1.93%
    121,400   Praxair, Inc. .....................................      5,288,487
                                                                    ------------

              Consumer Durables - 6.47%
    218,000   Illinois Tool Works, Inc. .........................     10,722,875
    157,000   Johnson Controls, Inc. ............................      7,045,375
                                                                    ------------
                                                                      17,768,250
                                                                    ------------
              Consumer Non-Durables - 11.39%
     80,600   Cintas Corp. ......................................      5,823,350
     71,500   Lancaster Colony Corp. ............................      3,539,250
    179,000   Mattel, Inc. ......................................      6,958,625
    234,100   Newell Co. ........................................      8,983,587
     88,000   Procter & Gamble Co. ..............................      5,984,000
                                                                    ------------
                                                                      31,288,812
                                                                    ------------
              Electrical - 2.70%
    114,800   General Electric Co. ..............................      7,411,775
                                                                    ------------

              Energy - 6.84%
    132,800   Exxon Corp. .......................................      8,158,900
    202,000   Royal Dutch Petroleum Co., NY, ADR ................     10,630,250
                                                                    ------------
                                                                      18,789,150
                                                                    ------------
              Finance - 21.47%
    100,000   AFLAC, Inc. .......................................      5,087,500
    102,975   American International Group, Inc. ................     10,509,886
     57,000   Associates First Capital Corp., Class A ...........      3,626,625
    284,600   Federal Home Loan Mortgage Corp. ..................     10,779,225
    108,000   First Data Corp. ..................................      3,138,750
     25,950   General Re Corp. ..................................      5,117,016
    145,000   Green Tree Financial Corp. ........................      6,108,125
    158,287   MBNA Corp. ........................................      4,164,927
    325,200   Norwest Corp. .....................................     10,426,725
                                                                    ------------
                                                                      58,958,779
                                                                    ------------
              Food and Beverage - 4.41%
    138,500   Richfood Holdings, Inc., Class A ..................      3,341,313
    219,000   Sysco Corp. .......................................      8,760,000
                                                                    ------------
                                                                      12,101,313
                                                                    ------------
              Health Care Services - 10.23%
    137,000   Cardinal Health, Inc. .............................     10,172,250
    333,375   Health Management Associates, Inc., Class A* ......      8,126,016
    138,600   Pfizer, Inc. ......................................      9,805,950
                                                                    ------------
                                                                      28,104,216
                                                                    ------------
              Pharmaceuticals - 1.85%
     57,000   Merck & Co, Inc. ..................................      5,087,250
                                                                    ------------

              Retail - 4.26%
     51,000   Kohl's Corp.* .....................................      3,423,375
    294,000   Walgreen Co. ......................................      8,268,750
                                                                    ------------
                                                                      11,692,125
                                                                    ------------
              Technology - 13.70%
     76,400   Cisco Systems, Inc.* ..............................      6,267,187
     58,600   Computer Sciences Corp.* ..........................      4,156,938
     88,000   HBO & Co. .........................................      3,828,000
     73,400   Microsoft Corp.* ..................................      9,542,000
    156,000   Oracle Corp.* .....................................      5,581,875
    124,000   Sun Microsystems, Inc.* ...........................      4,247,000
     96,250   3Com Corp.* .......................................      3,988,359
                                                                    ------------
                                                                      37,611,359
                                                                    ------------
              Telecommunications - 2.59%
    132,000   Tellabs, Inc.* ....................................      7,128,000
                                                                    ------------

              Total Common Stocks ...............................    259,906,672
              (Cost $182,870,419)                                   ------------

 Par Value
-----------
REPURCHASE AGREEMENT - 3.65%
$10,017,000   First Chicago,
              5.7000%, dated 10/31/97 to be repurchased on
              11/03/97 at $10,021,758 (Collateralized by U.S.
              Treasury Note 6.000%, due 06/30/99; Total Par
              $9,965,000) .......................................     10,017,000
                                                                    ------------
              Total Repurchase Agreement ........................     10,017,000
              (Cost $10,017,000)                                    ------------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Growth & Income Fund
Schedule of Investments -- Continued                            October 31, 1997
--------------------------------------------------------------------------------

Total Investments - 98.30% ......................................   $269,923,672
(Cost $192,887,419) **                                              ------------
Net Other Assets and Liabilities - 1.70% ........................      4,684,235
                                                                    ------------
Net Assets - 100.00% ............................................   $274,607,907
                                                                    ============

----------------------------

   *    Non-income producing security.

  **    Aggregate cost for Federal income tax purposes is $192,887,419.

              Gross unrealized appreciation        $81,936,543
              Gross unrealized (depreciation)       (4,900,290)
                                                   -----------
              Net unrealized appreciation          $77,036,253
                                                   ===========

 ADR    American Depositary Receipt


See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Talon Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                                Market
Shares                                                           Value
------                                                          ------
COMMON STOCKS - 69.93%
            Aerospace / Defense - 4.14%
    14,500  General Dynamics Corp. ....................... $ 1,177,219
                                                           -----------

            Cable Television - 0.16%
    11,417  Tescorp, Inc.*(A).............................      44,241
                                                           -----------

            Consumer Cyclical - 4.93%
    63,000  Circus Circus Enterprises, Inc.*..............   1,401,750
                                                           -----------

            Electrical - 2.46%
    30,000  Berg Electronics Corp.*.......................     701,250
                                                           -----------

            Finance - 12.22%
   160,000  Danielson Holdings Corp. .....................   1,260,000
    52,000  Risk Capital Holdings, Inc. ..................   1,183,000
    43,125  St. Paul Bancorp, Inc. .......................   1,035,000
                                                           -----------
                                                             3,478,000
                                                           -----------

            Pharmaceuticals - 15.36%
    70,000  Mylan Laboratories, Inc. .....................   1,535,625
    55,000  North American Vaccine, Inc.*.................   1,381,875
    67,544  Vitalink Pharmacy Services, Inc.*.............   1,456,418
                                                           -----------
                                                             4,373,918
                                                           -----------

            Printing and Publishing - 4.70%
    41,000  R.R. Donnelley & Sons Co. ....................   1,337,625
                                                           -----------

            Real Estate - 4.30%
    40,000  Equity Office Properties Trust, REIT..........   1,222,500
                                                           -----------

            Restaurants - 6.04%
    28,000  Starbucks Corp.*..............................     924,000
   122,500  Unique Casual Restaurants.....................     796,250
                                                           -----------
                                                             1,720,250
                                                           -----------

            Retail - 4.87%
    55,000  Pep Boys-Manny Moe & Jack.....................   1,385,312
                                                           -----------

            Technology - 10.75%
    50,000  American Management Systems, Inc.*............   1,081,250
    22,000  Cerner Corp.*.................................     533,500
   105,000  Robotic Vision Systems, Inc.*.................   1,443,750
                                                           -----------
                                                             3,058,500
                                                           -----------
            Total Common Stocks...........................  19,900,565
                                                           -----------
            (Cost $15,980,250)

PREFERRED STOCK - 1.27%
            Cable Television
     3,000  Tescorp, Inc. 8.0000% Conv. Pfd. (A)..........     363,000
                                                           -----------
            Total Preferred Stock.........................     363,000
                                                           -----------
            (Cost $300,000)


Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.26%
            Federal Home Loan Bank - 3.52%
$1,000,000  5.8750%, 02/26/98.............................   1,002,210
                                                             ---------

            U.S. Treasury Bills (B) - 13.94%
 1,000,000  4.9984%, 11/13/97.............................     998,382
 1,000,000  4.8465%, 11/13/97.............................     998,382
 1,000,000  5.0290%, 12/11/97.............................     994,488
 1,000,000  5.1407%, 04/16/98.............................     976,900
                                                           -----------
                                                             3,968,152
                                                           -----------

            U.S. Treasury Notes - 8.80%
 1,000,000  5.2500%, 07/31/98.............................     998,380
 1,500,000  5.8750%, 07/31/99.............................   1,505,355
                                                           -----------
                                                             2,503,735
                                                           -----------

            Total U.S. Government
            and Agency Obligations........................   7,474,097
                                                           -----------
            (Cost $7,466,281)
 Shares
 ------
INVESTMENT COMPANY - 2.71%
   769,994  Bankers Trust Institutional
            Cash Management Fund..........................     769,994
                                                           -----------
            Total Investment Company......................     769,994
                                                           -----------
            (Cost $769,994)

PURCHASED PUT OPTIONS - 0.90%
                Number of      Exercise       Expiration
 Issuer         Contracts       Price            Date
 ------         ---------      --------       ----------

S & P 500          30           $9.60          11/22/97        142,500
S & P 500          20           $9.60          12/20/97        115,000
                ---------                                   -----------
                   50
Total Purchased Put Options...............................     257,500
                                                            -----------
(Cost $120,125)


Total Investments - 101.07%...............................  28,765,156
                                                           -----------
(Cost $24,636,650) **
Liabilities Net of Cash and Other Assets - (1.07%)........    (305,573)
                                                           -----------
Net Assets - 100.00%...................................... $28,459,583
                                                           ===========

---------------------------------------

  *   Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $24,792,119.

        Gross unrealized appreciation           $4,336,501
        Gross unrealized (depreciation)           (363,464)
                                                ----------
        Net unrealized appreciation             $3,973,037
                                                ==========


 (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $407,241 or 1.43% of net assets.
 (B)  Annualized yield at time of purchase
REIT  Real Estate Investment Trust


See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments                                         October 31, 1997
--------------------------------------------------------------------------------

                                                              Market
Shares                                                        Value
------                                                        ------
COMMON STOCKS - 53.40%
            Aerospace - 1.02%
    40,000  Boeing Co. ................................... $  1,915,000
                                                           ------------

            Business Services - 1.01%
    50,000  Paychex, Inc. ................................    1,906,250
                                                           ------------

            Capital Goods - 3.11%
    50,000  AlliedSignal Corp. ...........................    1,800,000
    85,000  Federal Signal Corp. .........................    2,055,937
    25,000  Pitney Bowes, Inc. ...........................    1,982,812
                                                           ------------
                                                              5,838,749
                                                           ------------

            Chemicals - 1.04%
    45,000  Praxair, Inc. ................................    1,960,312
                                                           ------------

            Consumer Durables - 2.89%
    65,000  Illinois Tool Works, Inc. ....................    3,197,187
    50,000  Johnson Controls, Inc. .......................    2,243,750
                                                           ------------
                                                              5,440,937
                                                           ------------

            Consumer Non-Durables - 6.35%
    25,000  Cintas Corp. .................................    1,806,250
    50,000  Lancaster Colony Corp. .......................    2,475,000
    60,000  Mattel, Inc. .................................    2,332,500
    75,000  Newell Co. ...................................    2,878,125
    36,000  Procter & Gamble Co. .........................    2,448,000
                                                           ------------
                                                             11,939,875
                                                           ------------

            Electrical - 1.37%
    40,000  General Electric Co. .........................    2,582,500
                                                           ------------

            Energy - 6.25%
    30,000  Amoco Corp. ..................................    2,750,625
    45,000  Exxon Corp. ..................................    2,764,687
    52,000  Royal Dutch Petroleum Co., NY, ADR ...........    2,736,500
    40,000  Schlumberger Ltd. ............................    3,500,000
                                                           ------------
                                                             11,751,812
                                                           ------------

            Finance - 10.12%
    35,000  American International Group, Inc. ...........    3,572,188
    30,000  Associates First Capital Corp., Class A.......    1,908,750
    90,000  Federal Home Loan Mortgage Corp. .............    3,408,750
    50,000  First Data Corp. .............................    1,453,125
    40,000  Green Tree Financial Corp. ...................    1,685,000
   120,000  MBNA Corp. ...................................    3,157,500
   120,000  Norwest Corp. ................................    3,847,500
                                                           ------------
                                                             19,032,813
                                                           ------------


            Food and Beverage - 1.85%
    45,000  Richfood Holdings, Inc., Class A..............    1,085,625
    60,000  Sysco Corp. ..................................    2,400,000
                                                           ------------
                                                              3,485,625
                                                           ------------

            Health Care Services - 5.62%
    25,000  Abbott Laboratories...........................    1,532,813
    35,000  Cardinal Health, Inc. ........................    2,598,750
    90,000  Health Management
            Associates, Inc., Class A*....................    2,193,750
    60,000  Pfizer, Inc. .................................    4,245,000
                                                           ------------
                                                             10,570,313
                                                           ------------

            Medical Supplies - 1.39%
    60,000  Medtronic, Inc. ..............................    2,610,000
                                                           ------------

            Pharmaceuticals - 1.42%
    30,000  Merck & Co, Inc. .............................    2,677,500
                                                           ------------

            Retail - 1.50%
   100,000  Walgreen Co. .................................    2,812,500
                                                           ------------

            Technology - 7.60%
    40,000  Cisco Systems, Inc.*..........................    3,281,250
    35,000  Computer Sciences Corp.*......................    2,482,812
    56,500  Electronic Data Systems Co. ..................    2,185,844
    25,000  Microsoft Corp.*..............................    3,250,000
    52,500  Oracle Corp.*.................................    1,878,516
    35,000  Sun Microsystems, Inc.*......................     1,198,750
                                                           ------------
                                                             14,277,172
                                                           ------------

            Telecommunications - 0.86%
    30,000  Tellabs, Inc.*................................    1,620,000
                                                           ------------

            Total Common Stocks...........................  100,421,358
                                                           ------------
            (Cost $68,550,142)
Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.09%
            U.S. Treasury Notes - 7.86%
$2,000,000  9.0000%, 05/15/98.............................    2,037,280
 1,500,000  5.5000%, 02/28/99.............................    1,497,795
 1,500,000  8.0000%, 08/15/99.............................    1,559,055
 2,000,000  7.1250%, 02/29/00.............................    2,061,360
 2,000,000  5.2500%, 01/31/01.............................    1,973,480
 2,000,000  7.8750%, 08/15/01.............................    2,141,680
 1,500,000  5.7500%, 08/15/03.............................    1,494,015
 2,000,000  5.8750%, 02/15/04.............................    2,005,480
                                                           ------------
                                                             14,770,145
                                                           ------------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments - continued                             October 31, 1997
--------------------------------------------------------------------------------

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
            U. S. Treasury Bonds - 1.69%
$150,0000   7.1250%, 02/15/23....................................    $ 1,667,520
 150,0000   6.2500%, 08/15/23....................................      1,503,645
                                                                     -----------
                                                                       3,171,165
                                                                     -----------

            Federal Home Loan Mortgage Corporation - 3.75%
  600,000   5.5000%, 08/15/04....................................        598,086
1,000,000   5.8500%, 02/21/06....................................        986,980
  800,000   6.0000%, 03/15/07....................................        800,456
1,000,000   6.5000%, 09/15/07....................................      1,014,760
  570,206   7.5000%, 04/01/08....................................        585,704
1,016,287   6.5000%, 06/01/09....................................      1,016,602
  469,525   5.1500%, 11/15/12....................................        468,037
  602,995   7.0000%, 07/01/13....................................        606,196
  692,800   7.0000%, 11/15/13, IO................................         14,438
1,000,000   6.0000%, 12/15/23....................................        954,150
                                                                     -----------
                                                                       7,045,409
                                                                     -----------

            Federal National Mortgage Association - 1.05%
  458,555   6.0000%, 06/25/02, CMO...............................        456,987
  800,365   6.9000%, 12/25/03, CMO...............................        816,101
  993,359   7.0000%, 07/25/17, CMO, IO...........................         84,000
  582,401   9.0000%, 05/01/25....................................        619,710
                                                                     -----------
                                                                       1,976,798
                                                                     -----------

            Government National Mortgage Association - 3.74%
  509,484   7.0000%, 06/15/08....................................        518,558
  634,229   8.0000%, 03/15/17....................................        658,405
  876,773   8.0000%, 06/15/17....................................        910,196
1,653,925   7.0000%, 09/15/23....................................      1,663,733
1,081,615   7.0000%, 10/15/23....................................      1,088,029
  784,192   7.0000%, 10/15/23....................................        788,843
1,422,928   6.5000%, 03/15/26....................................      1,407,802
                                                                     -----------
                                                                       7,035,566
                                                                     -----------

            Total U. S. Government
            and Agency Obligations...............................     33,999,083
            (Cost $33,455,048)                                       -----------

CORPORATE NOTES AND BONDS - 17.72%
            Cable Television - 0.44%
  700,000   Continental Cablevision, Debenture
            9.5000%, 08/01/13....................................        824,250
                                                                     -----------


            Consumer Non-Durables - 0.68%
  500,000   Anheuser Busch Co.
            7.0000%, 12/01/25....................................        495,625
  750,000   Brown Group, Inc., Senior Notes
            9.5000%, 10/15/06....................................        776,250
                                                                     -----------
                                                                       1,271,875
                                                                     -----------

            Finance - 10.22%
 1,000,000  Advanta Corp., MTN
            7.0000%, 05/01/01....................................      1,001,250
  650,000   Associates Corp. NA
            6.3750%, 08/15/98....................................        653,361
  750,000   Bankers Trust-NY, Subordinated Notes
            8.1250%, 04/01/02....................................        802,500
  250,000   Chelsea GCA Realty Partnership, REIT
            7.2500%, 10/21/07....................................        252,500
1,500,000   Chrysler Financial Corp.
            6.6250%, 08/15/00....................................      1,522,500
1,000,000   Continental Corp. Notes
            7.2500%, 03/01/03....................................      1,032,500
  750,000   DR Investment Corp.
            7.4500%, 05/15/07 (A)................................        793,125
  945,000   Federal Realty Investment Trust
            Covertible Subordinated Bonds, REIT
            5.2500%, 10/28/03....................................        907,200
1,000,000   First Chicago Bank
            7.7500%, 12/01/26 (A)................................      1,013,750
1,250,000   Goldman Sachs Group LP
            6.2500%, 02/01/03 (A)................................      1,240,625
1,000,000   International Bank for Reconstruction &
            Development Notes
            9.7700%, 05/27/98....................................      1,023,750
1,000,000   John Deere Capital Corp., Debenture
            8.6250%, 08/01/19....................................      1,088,750
  500,000   Leucadia National Corp.
            Senior Subordinated Notes
            7.8750%, 10/15/06....................................        519,375
  975,000   Leucadia National Corp.
            Senior Subordinated Notes
            8.2500%, 06/15/05....................................      1,034,719
1,000,000   Merrill Lynch & Co., Inc.
            7.0000%, 04/27/08....................................      1,041,250
1,500,000   Metropolitan Life Insurance Co.
            6.3000%, 11/01/03 (A)................................      1,488,750
  600,000   Olympic Financial Ltd.
            11.5000%, 03/15/07...................................        622,500
1,000,000   Pacific Mutual Life Insurance Co.
            7.9000%, 12/30/23 (A)................................      1,070,000
1,000,000   Prudential Insurance Co. of America
            8.3000%, 07/01/25 (A)................................      1,095,000
1,000,000   Wells Fargo Capital
            7.7300%, 12/01/26 (A)................................      1,005,000
                                                                     -----------
                                                                      19,208,405
                                                                     -----------
            Food and Beverage - 0.54%
1,000,000   Nabisco, Inc.
            6.7000%, 06/15/02....................................      1,017,500
                                                                     -----------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Balanced Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
              Healthcare Services - 0.47%
$ 1,100,000   Hospital Corp. of America
              Debenture
              7.6485%, 06/01/00 (B)..............................    $   884,125
                                                                     -----------
              Printing and Publishing - 1.00%
    750,000   News America Holdings
              7.7500%, 02/01/24...................................       753,750
    520,693   Time Warner, Inc., Series M
              10.2500%, 07/01/16*(A)..............................       600,099
    500,000   Valassis Inserts, Inc.
              Senior Subordinated Notes
              9.3750%, 03/15/99..................................        516,875
                                                                     -----------
                                                                       1,870,724
                                                                     -----------

              Retail - 0.51%
  1,000,000   K-mart Corp., Debenture
              7.9500%, 02/01/23..................................        960,000
                                                                     -----------

              Transportation - 0.25%
    433,477   Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.5400%, 01/02/07..................................        465,898
                                                                     -----------

              Utilities - 3.61%
  1,000,000   CalEnergy Co, Inc.
              7.6300%, 10/15/07..................................      1,012,500
  1,000,000   Commonwealth Edison Bond, First Mortgage
              7.7500%, 07/15/23..................................      1,023,750
  1,000,000   Gulf States Utilities, First Mortgage, Series A
              8.2500%, 04/01/04..................................      1,076,250
  1,000,000   Long Island Lighting Co., Debenture
              9.0000%, 11/01/22..................................      1,128,750
  1,000,000   Niagara Mohawk Power, First Mortgage
              8.0000%, 06/01/04..................................      1,057,500
    500,000   Philadelphia Electric Co., First Mortgage
              5.6250%, 11/01/01..................................        490,625
    922,000   WorldCom, Inc. GA, Senior Note
              8.8750%, 01/15/06................................          995,760
                                                                     -----------
                                                                       6,785,135
                                                                     -----------
              Total Corporate Notes and Bonds....................     33,287,912
              (Cost $32,193,167)                                     -----------

YANKEE BONDS - 1.42%
$ 1,750,000   Chilgener S.A. Yankee (Chile)
              6.5000%, 01/15/06..................................    $ 1,732,500
    416,667   Province of Mendoza
              Collateral Oil Royalty Note
              10.0000%, 07/25/02 (A).............................        442,405
    500,000   Skandinaviska Enskilda,
              Subordinated Notes
              6.6250%, 03/29/49 (A)..............................        503,443
                                                                     -----------
              Total Yankee Bonds.................................      2,678,348
              (Cost $2,622,867)                                      -----------

GOVERNMENT TRUST CERTIFICATES - 0.55%
    142,858   Greece Trust, Class G-2
              8.0000%, 05/15/98..................................        143,572
    837,831   Israel Collateral Trust, Class 1-C
              9.2500%, 11/15/01..................................        881,817
                                                                     -----------
              Total Government
              Trust Certificates.................................      1,025,389
              (Cost $1,061,200)                                      -----------

ASSET-BACKED SECURITIES - 1.94%
  1,000,000   BA Mortgage Securities, CMO
              7.3500%, 07/25/26..................................        998,750
  1,000,000   Chemical Master Credit Card Trust I, Class A
              5.5500%, 09/15/03..................................        989,210
  1,000,000   Citibank Credit Card Master Trust I, Class A
              6.8390%, 02/10/04..................................      1,023,190
    600,000   Midland Realty Acceptance Corp. CMO
              7.4750%, 08/25/28..................................        632,625
                                                                     -----------
              Total Asset-Backed Securities......................      3,643,775
              (Cost $3,575,262)                                      -----------

REPURCHASE AGREEMENT - 6.35%
 11,933,000   First Chicago,
              5.7000%, dated 10/31/97 to be repurchased
              on 11/03/97 at $11,938,668
              (Collateralized by U.S. Treasury Note
              6.0000%, due 07/31/02;
              Total Par $11,895,000).............................     11,933,000
                                                                     -----------
              Total Repurchase Agreement.........................     11,933,000
              (Cost $11,933,000)                                     -----------

See accompanying Notes to Financial Statements.

CT&T FUNDS
Chicago Trust Balanced Fund
Schedule of Investments - continued                                              October 31, 1997
=================================================================================================
Total Investments - 99.47%......................................................   $  186,988,865
                                                                                -----------------
(Cost $153,390,686) **

Net Other Assets and Liabilities - 0.53%........................................        1,004,472
                                                                                -----------------

      Net Assets - 100.00%                                                          $187,993,337
-----------------------------------------------------------------------         =================

  * Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $153,390,686.

     Gross unrealized appreciation      $    34,994,384
     Gross unrealized (depreciation)         (1,396,205)
                                        ---------------
     Net unrealized appreciation        $    33,598,179
                                        ===============

  IO  Interest Only
  ADR  American Depositary Receipt
  (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $9,252,197 or 4.92% of net assets.
  (B) Annualized yield at time of purchase
  CMO  Collateralized Mortgage Obligation
  MTN  Medium Term Note
  REIT  Real Eastate Investment Trust

Portfolio Composition (Moody's Ratings)
---------------------

Common Stock                                  53%
Repurchase Agreement                           6%
U.S. Government Obligations                   10%
U.S. Government Agency Obligations             8%
Government Trust Certificates                  1%
Aaa                                            2%
AA                                             2%
A                                              6%
Baa                                            6%
Ba                                             5%
NR                                             1%
                                             ----
                                             100%
                                             ====



See accompanying Notes to Financial Statements.

CT&T Funds
Montag & Caldwell Balanced Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                Market
Shares                                                           Value
------                                                          ------
COMMON STOCKS - 58.33%
            Business Services - 1.13%
    24,300  Manpower, Inc. ............................... $   932,512
                                                           -----------

            Consumer Durables - 1.19%
    35,400  Harley Davidson, Inc. ........................     982,350
                                                           -----------

            Consumer-Nondurables - 8.84%
    51,100  CUC International, Inc.*......................   1,507,450
    21,000  Gillette Co. .................................   1,870,312
    22,000  Interpublic Group of Companies., Inc. ........   1,045,000
    27,000  Mattel, Inc. .................................   1,049,625
    27,000  Procter & Gamble Co. .........................   1,836,000
                                                           -----------
                                                             7,308,387
                                                           -----------

            Electrical - 1.66%
    21,300  General Electric Co. .........................   1,375,181
                                                           -----------

            Entertainment and Leisure - 1.69%
    17,000  Walt Disney Co. ..............................   1,398,250
                                                           -----------

            Finance - 4.14%
    19,000  American Express Co. .........................   1,482,000
    14,300  American International Group, Inc. ...........   1,459,494
    16,500  First Data Corp. .............................     479,530
                                                           -----------
                                                             3,421,024
                                                           -----------

            Food and Beverage - 3.65%
    30,000  Coca-Cola Co. ................................   1,695,000
    14,400  Pioneer Hi-Bred International, Inc. ..........   1,319,400
                                                           -----------
                                                             3,014,400
                                                           -----------
            Health Care Services - 6.12%
    22,690  Eli Lilly & Co. ..............................   1,517,394
    31,000  Johnson & Johnson.............................   1,778,625
    25,000  Pfizer, Inc. .................................   1,768,750
                                                           -----------
                                                             5,064,769
                                                           -----------

            Lodging - 1.69%
    20,000  Marriott International, Inc. .................   1,395,000
                                                           -----------

            Medical Supplies - 1.86%
    35,400  Medtronic, Inc. ..............................   1,539,900
                                                           -----------

            Pharmaceuticals - 3.63%
    19,000  Bristol-Myers Squibb Co. .....................   1,667,250
    15,000  Merck & Co., Inc. ............................   1,338,750
                                                           -----------
                                                             3,006,000
                                                           -----------

            Restaurants - 1.82%
    22,100  Cracker Barrell Old Country Store, Inc. ......     651,950
    19,000  McDonald's Corp. .............................     851,437
                                                           -----------
                                                             1,503,387
                                                           -----------

            Retail - 3.70%
    26,500  Gap, Inc. ....................................   1,409,468
    29,800  Home Depot, Inc. .............................   1,657,625
                                                           -----------
                                                             3,067,093
                                                           -----------

            Telecommunications - 1.18%
    22,100  Ericsson (LM) Telefonaktiebolaget, ADR
            Class B, Series 10............................     977,925
                                                           -----------

            Technology - 16.03%
    22,100  Adaptec, Inc.*................................   1,070,469
    25,400  Cisco Systems, Inc.*..........................   2,083,594
    22,350  Compaq Computer Corp.*........................   1,424,812
    28,000  Electronic Arts, Inc.*........................     948,500
    19,800  Intel Corp. ..................................   1,524,600
    14,000  Microsoft Corp.*..............................   1,820,000
    43,000  Oracle Corp.*.................................   1,538,594
    14,800  Seagate Technology, Inc.*.....................     401,450
    24,400  Solectron Corp.*..............................     957,700
    36,000  3Com Corp.*...................................   1,491,750
                                                           -----------
                                                            13,261,469
                                                           -----------

            Total Common Stocks...........................  48,247,647
                                                           -----------
            (Cost $37,414,304)

Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.66%
            U.S. Treasury Notes - 17.89%
$1,500,000  5.750%, 08/15/03..............................   1,494,015
 2,000,000  5.875%, 02/15/04..............................   2,005,480
 1,500,000  7.250%, 05/15/04..............................   1,612,620
 1,500,000  7.875%, 11/15/04..............................   1,671,195
 2,000,000  6.500%, 08/15/05..............................   2,073,780
 2,500,000  6.500%, 10/15/06..............................   2,597,725
 3,000,000  7.250%, 05/15/16..............................   3,347,640
                                                           -----------
                                                            14,802,455
                                                           -----------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
CT&T FUNDS
Montag & Caldwell Balanced Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
----------                                                                ------

                Federal Home Loan Bank - 0.61%
$    500,000    6.940%, 02/12/04................................    $    506,500
                                                                    ------------
                Federal Home Loan
                Mortgage Corporation- 4.04%
     100,000    7.730%, 08/10/04, Debenture, Series A...........         103,593
     750,000    6.400%, 12/13/06, Debenture.....................         768,638
     750,000    6.700%, 01/05/07, Series B......................         782,775
     600,000    7.500%, 03/15/07, CMO, Class J..................         606,312
     175,000    6.000%, 04/15/08, CMO, Class K..................         174,689
     500,000    6.500%, 07/15/20, CMO, Class F..................         503,810
     400,000    6.500%, 11/15/20, CMO. Class H..................         404,924
                                                                    ------------
                                                                       3,344,741
                                                                    ------------

                Federal National
                Mortgage Association - 3.10%
     500,000    7.070%, 03/08/11, MTN...........................         505,960
   2,000,000    7.250%, 01/17/21, CMO, REMIC....................       2,054,940
                                                                    ------------
                                                                       2,560,900
                                                                    ------------

                Government National
                Mortgage Association - 0.02%
       8,447    8.500%, 06/15/01................................           8,809
       2,975    9.000%, 09/15/08................................           3,174
                                                                    ------------
                                                                          11,983
                                                                    ------------
                Total U.S. Government
                and Agency Obligations..........................      21,226,579
                                                                    ------------
                (Cost $20,702,195)

CORPORATE NOTES AND BONDS - 9.33%
                Finance - 7.73%
   1,500,000    American Express Co., Senior Notes
                6.750%, 06/23/04................................       1,537,500
      55,000    American General Finance, Senior Notes
                7.200%, 07/08/99................................          56,100
   1,000,000    Citicorp, Subordinated Notes
                7.125%, 05/15/06................................       1,036,250
     500,000    First National Bank Commerce, Senior Notes, MTN
                6.500%, 01/14/00................................         505,625
   1,000,000    First Union National, Subordinated Notes, MTN
                7.125%, 10/15/06................................       1,036,250
     750,000    General Motors Acceptance Corp.
                7.125%, 05/01/03................................         777,188
     500,000    Household Finance Corp.
                7.250%, 05/15/06................................         525,000
     100,000    National Re Corp., Senior Notes
                8.850%, 01/15/05................................         112,500
     500,000    Salomon, Inc.
                7.300%, 05/15/02................................         519,375
     285,000    Salomon, Inc., Senior Notes
                7.125%, 08/01/99................................         290,344
                                                                    ------------
                                                                       6,396,132
                                                                    ------------

                Retail - 1.60%
     500,000    Penney (J.C.) & Co., Debenture
                9.750%, 06/15/21................................         558,750
     750,000    Sears Roebuck Acceptance Corp.
                6.700%, 11/15/06................................         765,938
                                                                    ------------
                                                                       1,324,688
                                                                    ------------
                Total Corporate Notes and Bonds.................       7,720,820
                                                                    ------------
                (Cost $7,564,432)

ASSET-BACKED SECURITIES - 2.93%
     445,000    AT&T Universal Card Master Trust
                Series 1995-2, Class A
                5.950%, 10/17/02................................         445,352
   1,150,000    Chase Auto Owner Trust
                Series 1997-B, Class A3
                6.350%, 02/15/01................................       1,161,661
     300,000    Chemical Master Credit Card Trust
                6.230%, 06/15/03................................         302,508
     500,000    Citibank Credit Card Master Trust
                Series 1997-2, Class A
                6.550%, 02/16/04................................         509,460
                                                                    ------------
                Total Asset-Backed Securities...................       2,418,981
                                                                    ------------
                (Cost $2,389,033)
Shares
------
INVESTMENT COMPANY - 3.59%
   2,970,204    Bankers Trust Institutional
                Cash Management Fund............................       2,970,204
                                                                    ------------
                Total Investment Company........................       2,970,204
                                                                    ------------
                (Cost $2,970,204)

Total Investments - 99.84%......................................      82,584,231
                                                                    ------------
(Cost $71,040,168)**
Net Other Assets and Liabilities - 0.16%........................         134,822
                                                                    ------------
Net Assets - 100.00%............................................    $ 82,719,053
                                                                    ============

---------------------------------------
   *  Non-income producing security.
  **  Aggregate cost for Federal income tax purposes is $71,072,517


        Gross unrealized appreciation                   $11,988,370
        Gross unrealized (depreciation)                    (476,656)
                                                        -----------
        Net unrealized appreciation                     $11,511,714
                                                        ===========


 ADR  American Depositary Receipt
 CMO  Collateralized Mortgage Obligation
 MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit



Portfolio Composition (Moody's Ratings)
---------------------
Common Stocks                                             58%
U.S. Government Obligations                               19%
U.S. Government Agency Obligations                         8%
Aaa                                                        1%
A                                                         10%
Investment Company                                         4%
                                                        ----
                                                         100%
                                                        ====

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 46.84%

             U.S. Treasury Notes - 19.69%
$ 1,250,000  7.375%, 11/15/97...................................    $  1,250,588
  2,000,000  5.625%, 01/31/98...................................       2,000,600
  2,500,000  5.125%, 11/30/98...................................       2,488,400
  2,500,000  5.500%, 02/28/99...................................       2,496,325
  2,500,000  7.125%, 02/29/00...................................       2,576,700
  2,500,000  5.750%, 10/31/00...................................       2,499,950
  2,500,000  7.875%, 08/15/01...................................       2,677,100
  2,500,000  6.375%, 08/15/02...................................       2,562,125
  2,500,000  5.750%, 08/15/03...................................       2,490,025
  2,500,000  7.250%, 05/15/04...................................       2,687,700
                                                                    ------------
                                                                      23,729,513
                                                                    ------------

             U.S. Treasury Bonds - 5.33%
  2,000,000  7.500%, 05/15/02...................................       2,137,020
  2,500,000  7.125%, 02/15/23...................................       2,779,200
  1,500,000  6.250%, 08/15/23...................................       1,503,645
                                                                    ------------
                                                                       6,419,865
                                                                    ------------
             Federal Home Loan
             Mortgage Corporation - 12.03%
  2,500,000  5.850%, 02/21/06, Debenture........................       2,467,450
  1,123,421  7.000%, 10/15/06, CMO..............................       1,133,441
  1,500,000  6.000%, 03/15/07, CMO..............................       1,500,855
  1,000,000  6.500%, 09/15/07, CMO..............................       1,014,760
    500,000  5.750%, 01/15/08, CMO..............................         494,135
    570,206  7.500%, 04/01/08, Debenture........................         585,704
  1,500,000  6.000%, 03/15/09, CMO..............................       1,439,415
  1,355,049  6.500%, 06/01/09, CMO..............................       1,355,469
  1,693,227  6.500%, 01/01/11...................................       1,693,752
  1,480,425  6.500%, 11/01/11...................................       1,480,884
  1,400,000  6.000%, 12/15/23, CMO..............................       1,335,810
                                                                    ------------
                                                                      14,501,675
                                                                    ------------
             Federal National
             Mortgage Association - 4.48%
    382,130  6.000%, 06/25/02, CMO..............................         380,823
  1,067,154  6.900%, 12/25/03, CMO..............................       1,088,134
    390,121  7.000%, 07/01/08...................................         395,360
  1,449,716  7.000%, 05/01/12...................................       1,469,185
    931,842  9.000%, 05/01/25...................................         991,535
  1,093,948  6.500%, 02/01/26...................................       1,075,482
                                                                    ------------
                                                                       5,400,519
                                                                    ------------
             Government National
             Mortgage Association - 5.31%
    876,773  8.000%, 06/15/17...................................         910,196
  1,372,337  7.000%, 10/15/23...................................       1,380,475
  1,442,154  7.000%, 10/15/23...................................       1,450,706
  1,422,928  6.500%, 03/15/26...................................       1,407,802
  1,248,893  7.000%, 08/20/27...................................       1,250,837
                                                                    ------------
                                                                       6,400,016
                                                                    ------------
             Total U.S. Government
             and Agency Obligations.............................      56,451,588
                                                                    ------------
             (Cost $55,587,648)

CORPORATE NOTES AND BONDS - 40.49%
             Cable Television - 1.47%
 1,500,000   Continental Cablevision, Debenture
             9.500%, 08/01/13...................................       1,766,250
                                                                    ------------

             Consumer Non-Durables - 1.68%
 1,000,000   Anheuser Busch Co.
             7.000%, 12/01/25...................................         991,250
 1,000,000   Brown Group, Inc. Senior Note
             9.500%, 10/15/06...................................       1,035,000
                                                                    ------------
                                                                       2,026,250
                                                                    ------------

See accompanying Notes to Financial Statements

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
              Finance - 22.34%
$ 1,250,000   Advanta Corp., MTN
              7.000%, 05/01/01...................................    $ 1,251,563
  1,250,000   Associates Corp. NA
              6.375%, 08/15/98...................................      1,256,463
  2,000,000   Bankers Trust-NY, Subordinated Notes
              7.500%, 01/15/02...................................      2,090,000
    650,000   Chelsea GCA Realty Partnership, REIT
              7.250%, 10/21/07...................................        656,500
  1,750,000   Chrysler Financial Corp.
              6.625%, 08/15/00...................................      1,776,250
  1,500,000   Continental Corp. Notes
              7.250%, 03/01/03...................................      1,548,750
  1,000,000   Federal Realty Investment Trust
              Convertible Subordinated Bonds, REIT
              5.250%, 10/28/03...................................        960,000
  2,000,000   First Chicago Bank
              7.750%, 12/01/26 (A)...............................      2,027,500
  1,000,000   Goldman Sachs Group LP
              6.200%, 12/15/00 (A)...............................        997,500
    500,000   Goldman Sachs Group LP
              6.250%, 02/01/03 (A)...............................        496,250
  1,275,000   John Deere Capital Corp., Debenture
              8.625%, 08/01/19...................................      1,388,156
    750,000   Leucadia National Corp.
              Senior Subordinated Notes
              7.875%, 10/15/06...................................        779,063
  1,000,000   Leucadia National Corp.
              Senior Subordinated Notes
              8.250%, 06/15/05...................................      1,061,250
  2,000,000   Merrill Lynch & Co., Inc.
              7.000%, 04/27/08...................................      2,082,500
  2,000,000   Metropolitan Life Insurance Co.
              6.300%, 11/01/03 (A)...............................      1,985,000
  1,000,000   Olympic Financial Ltd.
              11.500%, 03/15/07..................................      1,037,500
  1,250,000   Pacific Mutual Life Insurance Co.
              7.900%, 12/30/23 (A)...............................      1,337,500
  2,000,000   Prudential Insurance Co. of America
              8.300%, 07/01/25 (A)...............................      2,190,000
  2,000,000   Wells Fargo Capital
              7.730%, 12/01/26 (A)...............................      2,010,000
                                                                     -----------
                                                                      26,931,745
                                                                     -----------

              Food and Beverage - 0.42%
$   500,000   Nabisco, Inc.
              6.700%, 06/15/02...................................    $   508,750
                                                                     -----------

              Manufacturing - 0.87%
  1,000,000   Figgie International, Inc., Senior Notes
              9.875%, 10/01/99...................................      1,045,000
                                                                     -----------

              Printing and Publishing - 2.46%
  1,250,000   News America Holdings
              7.750%, 01/20/24...................................      1,256,250
    809,967   Time Warner, Inc., Series M
              10.250%, 07/01/16..................................        933,487
    750,000   Valassis Inserts, Inc.
              Senior Subordinated Notes
              9.375%, 03/15/99...................................        775,313
                                                                     -----------
                                                                       2,965,050
                                                                     -----------

              Retail - 1.19%
  1,500,000   K-mart Corp., Debenture
              7.950%, 02/01/23...................................      1,440,000
                                                                     -----------

              Transportation - 0.58%
    209,478   Delta Air Lines, Inc.
              9.375%, 09/11/07...................................        234,353
    433,477   Delta Air Lines, Inc.
              Equipment Trust, Series 1992A
              8.540%, 01/02/07...................................        465,898
                                                                     -----------
                                                                         700,251
                                                                     -----------

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Bond Fund
Schedule of Investments - continued                             October 31, 1997
================================================================================



                                                                            Market
Par Value                                                                    Value
---------                                                                   ------
               Utilities - 9.48%
$  1,675,000   CalEnergy Co., Inc.
               7.630%, 10/15/07..................................        $  1,695,938
   1,000,000   Commonwealth Edison Co., First Mortgage
               7.750%, 07/15/23..................................           1,023,750
   2,000,000   Gulf States Utilities, First Mortgage, Series A
               8.250%, 04/01/04..................................           2,152,500
   1,250,000   Long Island Lighting Co., Debenture
               9.000%, 11/01/22..................................           1,410,938
   1,500,000   Niagra Mohawk Power, First Mortgage
               8.000%, 06/01/04..................................           1,586,250
   2,000,000   Philadelphia Electric Co., First Mortgage
               5.625%, 11/01/01..................................           1,962,500
   1,475,000   WorldCom, Inc. GA, Senior Note
               8.875%, 01/15/06..................................           1,593,000
                                                                         ------------
                                                                           11,424,876
                                                                         ------------
               Total Corporate Notes and Bonds...................          48,808,172
                                                                         ------------
               (Cost $47,005,037)

YANKEE BONDS - 3.13%
   2,000,000   Chilgener S.A. Yankee (Chile)
               6.500%, 01/15/06...................................          1,980,000
     593,750   Province of Mendoza
               Collateral Oil Royalty Note
               10.000%, 07/25/02 (A)..............................            630,428
   1,150,000   Skandinaviska Enskilda, Subordinated Notes
               6.625%, 03/29/49 (A)...............................          1,157,918
                                                                         ------------
               Total Yankee Bonds.................................          3,768,346
                                                                         ------------
               (Cost $3,673,871)

GOVERNMENT TRUST CERTIFICATE - 0.53%
     607,427   Israel Collateral Trust, Class 1-C
               9.250%, 11/15/01...................................            639,317
                                                                         ------------
               Total Government Trust Certificate.................            639,317
                                                                         ------------
               (Cost $664,635)

ASSET-BACKED SECURITIES - 4.90%
   1,750,000   BA Mortgage Securities, CMO
               7.350%, 07/25/26...................................          1,747,813
   2,500,000   Chemical Master Credit Card Trust I, Class A
               5.550%, 09/15/03...................................          2,473,025
     750,000   Citibank Credit Card Master Trust I, Class A
               6.839%, 02/10/04...................................            767,393
     875,000   Midland Realty Acceptance Corp., CMO
               7.475%, 08/25/28...................................            922,578
                                                                         ------------
               Total Asset-Backed Securities......................          5,910,809
                                                                         ------------
               (Cost $5,814,813)

REPURCHASE AGREEMENT - 2.72%
   $3,281,000  First Chicago,
               5.700%, dated 10/31/97 to be repurchased
               on 11/03/97 at $3,282,558
               (Collateralized by U.S. Treasury Note
               6.000%, due 07/31/02;
               Total Par $3,270,000)..............................       $  3,281,000
                                                                         ------------
               Total Repurchase Agreement.........................          3,281,000
                                                                         ------------
               (Cost $3,281,000)
Total Investments -98.61%.........................................        118,859,232
                                                                         ------------

(Cost $116,027,004)*
Net Other Assets and Liabilities - 1.39%..........................          1,672,945
                                                                         ------------
Net Assets - 100.00%..............................................       $120,532,177
                                                                         ============

---------------------------------------------
  * Aggregage cost for Federal income tax purposes is $116,027,004.

       Gross unrealized appreciation                             $  2,932,363
       Gross unrealized (depreciation)                               (100,135)
                                                                 ------------
       Net unrealized appreciation                               $  2,832,228
                                                                 ============

 (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1997, these securities amounted to $12,832,096 or 10.65% of net assets.

CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note
REIT  Real Estate Investment Trust

Portfolio Composition (Mood's Ratings)
---------------------
Repurchase Agreement                                                          3%
U.S. Government Obligations                                                  25%
U.S. Government Agency Obligations                                           22%
Government Trust Certificates                                                 1%
Aaa                                                                           3%
AA                                                                            3%
A                                                                            14%
Baa                                                                          13%
Ba                                                                           13%
B                                                                             1%
NR                                                                            2%
                                                                            ----
                                                                            100%
                                                                            ====

See accompanying Notes to Financial Statements.

CT&T Funds
Chicago Trust Municipal Bond Fund
Schedule of Investments                                         October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                  -----
MUNICIPAL SECURITIES - 97.45%
           Arizona - 8.53%
$ 350,000  Mohave County, IDA
           6.000%, 07/01/00......................................     $  366,569
  450,000  Salt River Project Electric System Revenue
           Refunding, Series A
           5.500%, 01/01/05......................................        477,842
  200,000  Tucson, Arizona Water Revenue
           5.400%, 07/01/05......................................        211,152
                                                                      ----------
                                                                       1,055,563
                                                                      ----------
           California - 2.07%
  250,000  California State
           5.250%, 10/01/10......................................        256,250
                                                                      ----------
           Florida - 2.21%
  265,000  Dade County, Florida State School District, G.O.
           5.000%, 07/15/02
           Insured: MBIA.........................................        273,949
                                                                      ----------
           Georgia - 4.14%
  250,000  State of Georgia, Series A, G.O.
           6.100%, 03/01/05......................................        276,045
  200,000  State of Georgia, Series D, G.O.
           6.700%, 08/01/09......................................        235,980
                                                                      ----------
                                                                         512,025
                                                                      ----------
           Illinois - 8.21%
  250,000  Chicago, Illinois Metropolitan Water
           Reclamation, G.O.
           6.600%, 01/01/02......................................        271,903
  475,000  Cook County, Illinois Series B, G.O.
           4.700%, 11/15/01
           Insured: MBIA.........................................        484,614
  250,000  State of Illinois, G.O.
           5.150%, 09/01/02
           Insured: FGIC.........................................        259,390
                                                                      ----------
                                                                       1,015,907
                                                                      ----------
           Maryland - 2.03%
  250,000  University of Maryland Revenue, Series B
           Auxiliary Facilities and Tuition Revenue
           5.400%, 04/01/98......................................        251,718
                                                                      ----------

           Michigan - 5.92%
  250,000  Lanse Creuse Public Schools
           5.000%, 05/01/03......................................        258,368
  200,000  Rochester Community School District
           4.550%, 05/01/04......................................        201,006
  260,000  Utica Community Schools
           5.375%, 05/01/04......................................        273,296
                                                                      ----------
                                                                         732,670
                                                                      ----------
           Minnesota - 2.01%
  245,000  St. Paul Housing Finance Board Revenue
           5.050%, 11/01/07......................................        249,236
                                                                      ----------
           Nevada - 3.12%
  350,000  Clark County, Nevada School District, G.O.
           6.400%, 06/15/06......................................        386,547
           Insured: FGIC                                              ----------

           New Jersey - 7.24%
  295,000  Camden County
           Municipal Utilities Authority Revenue
           6.000%, 07/15/04......................................        321,237
  350,000  State of New Jersey Transportation
           Trust Fund Revenue, Series A,
           Escrowed to Maturity
           5.200%, 12/15/00
           Insured: AMBAC........................................        362,289
  200,000  State of New Jersey, Series D, G.O.
           5.500%, 02/15/04......................................        212,296
                                                                      ----------
                                                                         895,822
                                                                      ----------
           New York - 6.27%
  250,000  Municipal Assistance Corporation
           4.500%, 07/01/01......................................        252,850
  250,000  New York City Transitional Finance
           Authority Revenue
           5.500%, 08/15/08......................................        266,103
  250,000  New York State Dormitory Authority
           Revenue, Series C
           5.100%, 05/15/03......................................        257,463
                                                                      ----------
                                                                         776,416
                                                                      ----------
           Ohio - 1.67%
  200,000  Ohio State Public Facilities Commission
           (Higher Education), Series II-A
           5.200%, 05/01/01
           Insured: AMBAC........................................        206,974
                                                                      ----------
           Oklahoma - 2.93%
  350,000  Tulsa, Oklahoma Metropolitan Utilities
           Authority Revenue
           5.500%, 07/01/00......................................        362,506
                                                                      ----------
           Oregon - 2.22%
  250,000  Portland, Oregon Series A, G.O.
           7.000%, 06/01/01......................................        274,445
                                                                      ----------

See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Municipal Bond Fund
Schedule of Investments-continued                               October 31, 1997
================================================================================

                                                                          Market
Par Value                                                                  Value
---------                                                                 ------
                 Pennsylvania - 3.74%
$    250,000     Commonwealth of Pennsylvania,
                 Green County, G.O.
                 5.100%, 06/15/03
                 Insured: MBIA..................................... $    259,503
     200,000     Commonwealth of Pennsylvania, G.O.
                 5.250%, 05/15/99
                 Insured: FGIC.....................................      204,052
                                                                    ------------
                                                                    $    463,555
                                                                    ------------

                 Puerto Rico - 3.59%
     400,000     Commonwealth of Puerto Rico,
                 Series A, G.O.
                 6.500%, 07/01/03
                 Insured: MBIA.....................................      444,660
                                                                    ------------

                 Rhode Island - 2.38%
     275,000     State of Rhode Island, Series A, G.O.
                 6.000%, 06/15/02
                 Insured: FGIC.....................................      294,751
                                                                    ------------

                 Texas - 10.30%
     375,000     Arlington Independent School District,
                 Refunding, G.O.
                 5.400%, 02/15/99..................................      382,050
     210,000     Tarrant County Health Faciltities
                 Development Corp.
                 Health System Revenue, Series A
                 5.500%, 02/15/05..................................      222,243
     200,000     Texas State Public Finance Authority
                 Series A, G.O.
                 5.600%, 10/01/02..................................      212,314
     450,000     Texas State Water Development Board, G.O.
                 Escrowed to  Maturity
                 5.000% 08/01/99...................................      458,537
                                                                    ------------
                                                                       1,275,144
                                                                    ------------

                 Utah - 8.35%
     300,000     Intermountain Power Agency
                 Power Supply Revenue
                 6.250%, 07/01/07..................................      336,762
     475,000     Jordan School District, Series A, G.O.
                 5.250%, 06/15/00..................................      488,903
     200,000     Utah State Building Ownership Authority
                 Lease Revenue, Series A
                 5.125%, 05/15/03..................................      207,552
                                                                    ------------
                                                                       1,033,217
                                                                    ------------


                 Virginia - 4.23%
     250,000     Henrico County,Virginia
                 Industrial Redevelopment
                 Authority Revenue
                 5.300%, 12/01/11..................................      258,808
     250,000     Virigina State Public School
                 Authority Revenue
                 5.500%, 08/01/03..................................      264,600
                                                                    ------------
                                                                         523,408
                                                                    ------------

                 Washington - 4.12%
     475,000     King County, Washington, Series A, G.O.
                 5.800%, 01/01/04..................................      509,741
                                                                    ------------
                 Wisconsin - 2.17%
     250,000     State of Wisconsin, Series A, G.O.
                 5.750%, 05/01/04..................................      268,463
                                                                    ------------

                 Total Municipal Securities........................ $ 12,062,967
                 (Cost $11,743,478)................................ ------------

     Shares
     ------
INVESTMENT COMPANIES - 0.51%
       4,954     Goldman Sachs Tax Exempt Fund.....................        4,954
      58,695     Provident Munifund................................       58,695
                                                                    ------------
                        Total Investment Companies.................       63,649
                        (Cost $63,649)                              ------------


Total Investments - 97.96%.........................................   12,126,616
(Cost $11,807,127)*                                                 ------------

Net Other Assets and Liabilities - 2.04%...........................      252,592
                                                                    ------------
Net Assets - 100.00%............................................... $ 12,379,208
                                                                    ------------



-------------------------------
     *    Aggregage cost for Federal income tax purposes is $11,807,127.

               Gross unrealized appreciation         $   319,637
               Gross unrealized (depreciation)              (148)
                                                     -----------
               Net unrealized appreciation           $   319,489
                                                     ===========

  AMBAC   American Municipal Bond Assurance Corp.
  FGIC    Federal Guaranty Insurance Corp.
  G.O.    General Obligation
  IDA     Industrial Development Authority
  MBIA    Municipal Bond Insurance Association


Portfolio Composition (Moody's Ratings)
---------------------
Investment Companies                       1%
Aaa                                       56%
Aa                                        33%
A                                          8%
NR                                         2%
                                         ----
                                         100%
                                         ====



See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Money Market Fund
Schedule of Investments                                         October 31, 1997
================================================================================
                                                                       Amortized
Par Value                                                                 Cost
---------                                                              ---------
COMMERCIAL PAPER - 77.33%
$    4,500,000  Beneficial Corp.
                5.5520%, 11/03/97.................................. $  4,500,000
     4,500,000  Associates Corp. of North America
                5.5530%, 11/04/97..................................    4,500,000
     4,500,000  Household Finance Corp.
                5.5580%, 11/05/97..................................    4,500,000
     4,545,000  Chrysler Financial Corp.
                5.5540%, 11/06/97(A)...............................    4,541,528
     4,300,000  AVCO Financial Services, Inc.
                5.5700%, 11/10/97..................................    4,300,000
       600,000  General Electric Capital Corp.
                5.5710%, 11/12/97..................................      600,000
     3,900,000  Heller Financial, Inc.
                5.6070%, 11/12/97..................................    3,900,000
     3,500,000  AVCO Financial Services, Inc.
                5.5760%, 11/13/97..................................    3,500,000
     1,000,000  Prudential Funding Corp.
                5.5100%, 11/13/97..................................    1,000,000
     4,500,000  Sears Roebuck Acceptance Corp.
                5.5700%, 11/14/97..................................    4,500,000
     4,500,000  American Express Credit Corp.
                5.5800%, 11/17/97..................................    4,500,000
       420,000  Prudential Funding Corp.
                5.5000%, 11/18/97..................................      420,000
     3,090,000  Chrysler Financial Corp.
                5.5200%, 11/18/97..................................    3,081,945
     1,034,124  Bank of America
                5.5300%, 11/18/97..................................    1,031,423
     4,500,000  General Motors Acceptance Corp.
                5.5860%, 11/19/97..................................    4,500,000
     3,500,000  Norwest Financial, Inc.
                5.6040%, 11/20/97..................................    3,500,000
     1,000,000  American Express Credit Corp.
                5.5830%, 11/20/97..................................    1,000,000
     3,500,000  General Motors Acceptance Corp.
                5.5829%, 11/21/97..................................    3,500,000
     4,560,000  Chrysler Financial Corp.
                5.5850%, 11/21/97(A)...............................    4,546,042
     4,500,000  Commercial Credit Co.
                5.5570%, 11/24/97..................................    4,500,000
     4,500,000  Heller Financial, Inc.
                5.6370%, 11/25/97..................................    4,500,000
     4,500,000  AVCO Financial Services, Inc.
                5.5910%, 11/26/97..................................    4,500,000
     2,500,000  First National Bank of Chicago
                5.5000%, 12/01/97(A)...............................    2,488,542
     2,000,000  American Express Credit Corp.
                5.5568%, 12/01/97..................................    2,000,000
     4,500,000  IBM Credit Corp.,
                5.5420%, 12/02/97..................................    4,500,000
     4,500,000  Beneficial Corp.
                5.5585%, 12/03/97..................................    4,500,000
     4,500,000  Household Finance Corp.
                5.5288%, 12/04/97..................................    4,500,000
     4,500,000  Prudential Funding Corp.
                5.5381%, 12/05/97..................................    4,500,000
     4,500,000  Commercial Credit Co.
                5.5296%, 12/08/97..................................    4,500,000
     4,550,000  Southern California Edison
                5.5650%, 12/09/97(A)...............................    4,523,585
     4,500,000  CIT Group Holdings
                5.5279%, 12/10/97..................................    4,500,000
     4,500,000  CIT Group Holdings
                5.5271%, 12/11/97..................................    4,500,000
     3,000,000  American General Finance
                5.5271%, 12/12/97..................................    3,000,000
     1,500,000  General Electric Capital Corp.
                5.5440%, 12/12/97..................................    1,500,000
     2,122,117  Bank of America
                5.5100%, 12/15/97(A)...............................    2,107,825
     3,300,000  Associates Corp. of North America
                5.5760%, 12/15/97..................................    3,300,000
     1,419,364  Bank of America
                5.5100%, 12/16/97(A)...............................    1,409,588
     3,000,000  Sears Roebuck Acceptance Corp.
                5.5697%, 12/16/97..................................    3,000,000
     4,500,000  Prudential Funding Corp.
                5.5576%, 12/17/97..................................    4,500,000
     1,200,000  Prudential Funding Corp.
                5.5680%, 12/18/97..................................    1,200,000
       400,000  General Electric Capital Corp.
                5.5500%, 12/19/97..................................      400,000
     4,100,000  General Motors Acceptance Corp.
                5.5722%, 12/19/97..................................    4,100,000
     4,500,000  American General Finance
                5.5407%, 12/22/97..................................    4,500,000
     2,000,000  CIT Group Holdings
                5.5706%, 12/23/97..................................    2,000,000
     2,500,000  Beneficial Corp.
                5.5808%, 12/23/97..................................    2,500,000
     4,500,000  Sears Roebuck Acceptance Corp.
                5.5732%, 12/24/97..................................    4,500,000
     4,100,000  American Express Credit Corp.
                5.5713%, 12/31/97..................................    4,100,000
       400,000  General Electric Capital Corp.
                5.5603%, 12/31/97..................................      400,000
     1,000,000  Commercial Credit Co.
                5.6376%, 01/05/98..................................    1,000,000
     3,700,000  Associates Corp. of America
                5.6478%, 01/05/98..................................    3,700,000
     4,100,000  General Electric Capital Corp.
                5.5807%, 01/09/98..................................    4,100,000


See accompanying Notes to Financial Statements.


CT&T Funds
Chicago Trust Money Market Fund
Schedule of Investments-continued                               October 31, 1997
================================================================================
                                                                    Amortized
Par Value                                                              Cost
---------                                                              ----
$      400,000          CIT Group Holdings
                        5.6113%, 01/09/98....................... $     400,000
     4,500,000          John Deere Capital Corp.
                        5.6184%, 01/15/98.......................     4,500,000
     4,500,000          General Electric Capital Corp.
                        5.6741%, 01/15/98.......................     4,500,000

     4,500,000          Norwest Financial, Inc.
                        5.6647%, 01/22/98.......................     4,500,000
     3,300,000          Heller Financial, Inc.
                        5.7067%, 01/22/98.......................     3,300,000
                                                                 -------------
                        Total Commercial Paper..................   184,450,478
                        (Cost $184,450,478)                      -------------


CERTIFICATES OF DEPOSIT - 5.16%
     4,500,000          Old Kent Bank
                        5.5000%, 11/07/97.......................     4,500,000
     3,300,000          Old Kent Bank
                        5.5600%, 12/18/97.......................     3,300,000
     4,500,000          Old Kent Bank
                        5.5700%, 12/26/97.......................     4,500,000
                                                                 -------------
                        Total Certificates of Deposit...........    12,300,000
                        (Cost $12,300,000)                       -------------

GIC WITHIN FUNDING AGREEMENT - 4.19%
    10,000,000          Allstate Life Funding Agreement GIC
                        5.7575%, 12/01/97.......................    10,000,000
                                                                 -------------
                        Total GIC Within
                        Funding Agreement.......................    10,000,000
                        (Cost $10,000,000)                       -------------

TIME DEPOSITS - 3.77%
$    4,500,000          Canadian Imperial Bank of Commerce
                        5.5400%, 12/30/97....................... $   4,500,000
     4,500,000          Canadian Imperial Bank of Commerce
                        5.5600%, 12/29/97.......................     4,500,000
                                                                 -------------
                        Total Time Deposits.....................     9,000,000
                        (Cost $9,000,000)                        -------------

REPURCHASE AGREEMENT - 9.52%
    22,718,000          First Chicago,
                        5.6600%, dated 10/31/97 to be repurchased
                        on 11/03/97 at $22,728,715
                        (Collateralized by U.S. Treasury Note
                        8.500%, due 11/15/00;
                        Total Par $20,785,000)..................    22,718,000
                                                                  ------------
                        Total Repurchase Agreement..............    22,718,000
                        (Cost $22,718,000)                        ------------

Total Investments - 99.97%......................................   238,468,478**
                                                                  ------------
Net Other Assets and Liabilities -0.03%.........................        82,996
                                                                  ------------
Net Assets - 100.00%............................................  $238,551,474
                                                                  ============

---------------------------
(A)  Annualized yield at time of purchase
** At October 31, 1997 cost is idenitical for book and Federal income tax purposes.



See accompanying Notes to Financial Statements.

CT&T Funds
Statement of Assets and Liabilities                             OCTOBER 31, 1997
================================================================================

                                                     Chicago Trust
                                 Montag & Caldwell  Growth & Income  Chicago Trust  Chicago Trust
                                    Growth Fund          Fund         Talon Fund    Balanced Fund
                                 -----------------  ---------------  -------------  -------------
ASSETS:
 Investments:
  Investments at cost..........       $606,867,247     $182,870,419    $24,636,650   $141,457,686
  Repurchase agreements........                 --       10,017,000             --     11,933,000
  Net unrealized appreciation..        147,140,836       77,036,253      4,128,506     33,598,179
                                      ------------     ------------    -----------   ------------
  Total investments at value...        754,008,083      269,923,672     28,765,156    186,988,865
 Cash..........................                234            1,399            231             --
 Receivables:
  Dividends and interest.......            502,350           37,066         88,732      1,193,984
  Fund shares sold.............          3,895,259          471,113          5,073        263,527
  Investments sold.............                 --        4,672,930             --             --
  Due from Advisor, net........                 --               --             --             --
 Deferred organization costs...              6,670            5,574          6,277          4,036
 Other assets..................             10,220           31,068          6,158          1,244
                                      ------------     ------------    -----------   ------------
   Total assets................        758,422,816      275,142,822     28,871,627    188,451,656
                                      ------------     ------------    -----------   ------------

LIABILITIES:
 Payables:
  Bank overdraft...............                 --               --             --         24,283
  Dividend distribution........                 --               --             --             --
  Investments purchased........          8,311,553               --        359,975             --
  Fund shares redeemed.........            791,859           78,981             --         90,857
  Due to Advisor, net..........            517,213          167,934         12,747        113,036
  Distribution fees............            130,197          221,436         17,630        180,966
 Accrued expenses..............            253,828           66,564         21,692         49,177
                                      ------------     ------------    -----------   ------------
   Total liabilities...........         10,004,650          534,915        412,044        458,319
                                      ------------     ------------    -----------   ------------

NET ASSETS.....................       $748,418,166     $274,607,907    $28,459,583   $187,993,337
                                      ============     ============    ===========   ============

NET ASSETS consist of:
 Capital paid-in...............       $593,853,104     $178,423,017    $19,796,414   $142,370,306
 Accumulated undistributed
  (distribution in excess of)
  net investment income (loss).                 --               --         37,253        624,636
 Accumulated net realized gain
  (loss) on investments........          7,424,226       19,148,637      4,497,410     11,400,216
 Net unrealized appreciation
  on investments...............        147,140,836       77,036,253      4,128,506     33,598,179
                                      ------------     ------------    -----------   ------------
TOTAL NET ASSETS...............       $748,418,166     $274,607,907    $28,459,583   $187,993,337
                                      ============     ============    ===========   ============

Shares of beneficial interest
 outstanding...................         32,959,072       13,917,656      1,617,134     16,999,608

NET ASSET VALUE
 Offering and redemption price
  per share (Net Assets/Shares
  outstanding).................                 (A)    $      19.73    $     17.60   $      11.06
                                      ============     ============    ===========   ============

------------------------
(A) Montag & Caldwell Growth Fund Class N (Retail):
    Net Asset Value, offering price and redemption price per share (Based on net assets of $479,557,025 and 21,142,111 shares issued and outstanding) $22.68 Montag & Caldwell Growth Fund Class I (Institutional):
    Net Asset Value, offering price and redemption price per share (Based on net assets of $268,861,141 and 11,816,961 shares issued and outstanding) $22.75

See accompanying Notes to Financial Statements.

                                             Chicago Trust         Chicago Trust
Montag & Caldwell       Chicago Trust        Municipal Bond        Money Market
  Balanced Fund           Bond Fund               Fund                 Fund
-----------------      ---------------       --------------        -------------


$      71,040,168      $   112,746,004       $   11,807,127        $ 215,750,478
               --            3,281,000                   --           22,718,000
       11,544,063            2,832,228              319,489                   --
-----------------      ---------------       --------------        -------------
       82,584,231          118,859,232           12,126,616          238,468,478
               --                7,486                  417                   --

          589,290            1,755,024              202,811            1,054,958
          206,223              117,111              100,098              168,650
              355                   --                   --                   --
               --                   --                  105                   --
            6,670                5,574                5,574                5,574
            1,356                1,152               26,647               12,392
-----------------      ---------------       --------------        -------------
       83,388,125          120,745,579           12,462,268          239,710,052
-----------------      ---------------       --------------        -------------



              397                   --                   --                  652
            1,345                   --                   --            1,029,742
          577,478                   --                   --                   --
            3,677                3,552                   --               13,230
           52,295               38,587                   --               77,330
            2,808              142,791               43,249                   --
           31,072               28,472               39,811               37,624
-----------------      ---------------       --------------        -------------
          669,072              213,402               83,060            1,158,578
-----------------      ---------------       --------------        -------------

$      82,719,053      $   120,532,177      $    12,379,208        $ 238,551,474
=================      ===============      ===============        =============


$      68,927,242      $   117,272,641      $    12,123,373        $ 238,551,474

          185,563              452,597               27,456                   --

        2,062,185              (25,289)             (91,110)                  --

       11,544,063            2,832,228              319,489                   --
-----------------      ---------------      ---------------        -------------
$      82,719,053      $   120,532,177      $    12,379,208        $ 238,551,474
=================      ===============      ===============        =============

        5,167,798           11,894,302            1,215,334          238,551,474



$           16.01      $         10.13       $        10.19        $        1.00
=================      ===============       ==============        =============

CT&T Funds
Statement of Operations
For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

                                                                           CHICAGO TRUST
                                                      MONTAG & CALDWELL   GROWTH & INCOME   CHICAGO TRUST   CHICAGO TRUST
                                                         GROWTH FUND            FUND          TALON FUND    BALANCED FUND
                                                      -----------------   ---------------   -------------   -------------
INVESTMENT INCOME:
 Dividends................................................ $  3,062,695       $ 2,616,520      $   93,313     $ 1,115,889
 Interest.................................................    1,035,399         1,054,079         366,033       5,603,622
                                                           ------------       -----------      ----------     -----------
   Total Investment Income................................    4,098,094         3,670,599         459,346       6,719,511
                                                           ------------       -----------      ----------     -----------
EXPENSES:
 Investment advisory fees.................................    3,800,124         1,734,260         182,742       1,228,508
 Distribution expenses....................................      836,514           619,130          57,092         438,574
 Transfer agent fees......................................      167,566            98,959          53,658          33,312
 Administration fees......................................      242,224           121,926          11,675          85,382
 Accounting fees..........................................       66,037            49,168          18,045          47,067
 Registration expenses....................................      209,681            14,322          10,503          12,499
 Custodian fees...........................................       47,481            32,124          13,857          30,396
 Professional fees........................................       48,246            26,954          11,515          22,630
 Amortization of organization costs.......................        3,332             4,997           3,332           1,401
 Report to shareholder expense............................       33,756            12,666           1,194           8,709
 Trustees fees............................................        2,703             2,703           2,703           2,703
 Other expenses...........................................        8,943            64,777          15,911          66,970
                                                           ------------       -----------      ----------     -----------
   Total expenses.........................................    5,466,607         2,781,986         382,227       1,978,151
                                                           ------------       -----------      ----------     -----------
   Expenses reimbursed....................................      (41,428)         (129,857)        (85,596)       (102,203)
                                                           ------------       -----------      ----------     -----------
   Net expenses...........................................    5,425,179         2,652,129         296,631       1,875,948
                                                           ------------       -----------      ----------     -----------
NET INVESTMENT INCOME (LOSS)..............................   (1,327,085)        1,018,470         162,715       4,843,563
                                                           ------------       -----------      ----------     -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments (including
 a net realized (loss) on option transactions of
 ($169,276) in the Talon Fund)............................    8,570,687        19,177,699       4,497,850      11,378,927
Net change in unrealized appreciation
 on investments (including a net
 unrealized appreciation on option transactions of
 $137,375 in the Talon Fund)..............................  114,427,550        33,416,450       1,618,377      15,462,457
                                                           ------------       -----------      ----------     -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS......................................  122,998,237        52,594,149       6,116,227      26,841,384
                                                           ------------       -----------      ----------     -----------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS................................... $121,671,152       $53,612,619      $6,278,942     $31,684,947
                                                           ============       ===========      ==========     ===========

See accompanying Notes to Financial Statements.

                                            Chicago Trust  Chicago Trust
         Montag & Caldwell  Chicago Trust  Municipal Bond   Money Market
           Balanced Fund      Bond Fund         Fund           Fund
         -----------------  -------------  --------------  -------------

         $         219,468  $          --  $           --  $          --
                 1,399,409      7,043,490         534,204     13,958,204
         -----------------  -------------  --------------  -------------
                 1,618,877      7,043,490         534,204     13,958,204
         -----------------  -------------  --------------  -------------


                   400,868        550,514          69,127      1,004,607
                   131,861        247,590          28,790             --
                    47,730         42,264          23,435         54,844
                    27,230         49,334           5,686        121,794
                    29,879         42,584          17,743         52,303
                    22,362         18,235           6,333         10,426
                    17,386         23,135           7,512         39,465
                    14,288         17,723          11,566         27,534
                     3,332          4,997           4,997          4,997
                     3,041          5,111             559         12,374
                     2,703          2,703           2,703          2,703
                    10,466         17,298          10,533         68,479
         -----------------  -------------  --------------  -------------
                   711,146      1,021,488         188,984      1,399,526
         -----------------  -------------  --------------  -------------
                   (44,973)      (221,539)        (85,359)      (142,332)
         -----------------  -------------  --------------  -------------
                   666,173        799,949         103,625      1,257,194
         -----------------  -------------  --------------  -------------
                   952,704      6,243,541         430,579     12,701,010
         -----------------  -------------  --------------  -------------




                 2,102,297        (36,729)          6,147             --



                 7,581,239      2,754,254         140,720             --
         -----------------  -------------  --------------  -------------


                 9,683,536      2,717,525         146,867             --
         -----------------  -------------  --------------  -------------


         $      10,636,240  $   8,961,066  $      577,446  $  12,701,010
         =================  =============  ==============  =============

CT&T FUNDS
Statement of Changes in Net Assets
====================================================================================================================================

                                                       Montag & Caldwell Growth Fund           Chicago Trust Growth & Income Fund
                                                       -----------------------------           ----------------------------------
                                                               Year Ended                                  Year Ended
                                                    October 31, 1997   October 31, 1996*      October 31, 1997     October 31, 1996
                                                    ----------------   ----------------       ----------------     ----------------
NET ASSETS at beginning of period.................     $ 218,649,895       $ 40,355,049           $205,133,317         $172,295,705
                                                       -------------       ------------           ------------         ------------
Increase in net asset
from operations:
  Net investment income (loss)....................        (1,327,085)           (28,035)             1,018,470            1,451,728
  Net realized gain on investments sold
   and purchased options transactions.............         8,570,687          2,171,050             19,177,699            4,305,113
  Net change in unrealized appreciation
   on investments and assets
   and liabilities in purchased options...........       114,427,550         26,825,183             33,416,450           39,311,048
                                                       -------------       ------------           ------------         ------------
  Net increase in net assets
   from operations................................       121,671,152         28,968,198             53,612,619           45,067,889
                                                       -------------       ------------           ------------         ------------
Distributions to shareowners from:
  Net investment income:
     Retail Class.................................                --            (28,975)            (1,152,026)          (1,444,903)
     Institutional Class..........................           (26,630)           (45,883)                    --                   --
  Net realized gain on investments:
     Retail Class.................................        (1,466,613)           (24,401)            (4,334,020)            (976,557)
     Institutional Class..........................          (412,803)                --                     --                   --
                                                       -------------       ------------           ------------         ------------
     Total distributions..........................        (1,906,046)           (99,259)            (5,486,046)          (2,421,460)
                                                       -------------       ------------           ------------         ------------
Capital share transactions:
  Net proceeds from sales of shares:
     Retail Class.................................       339,687,434        118,083,887             50,803,893           43,023,005
     Institutional Class..........................       228,296,239         51,795,147                     --                   --
  Issued to shareowners in reinvestment
   of distributions:
     Retail Class.................................         1,404,998             53,046              5,404,887            2,391,580
     Institutional Class..........................           396,515             45,883                     --                   --
  Cost of shares repurchased:
     Retail Class.................................      (115,055,486)       (16,878,640)           (34,860,763)         (55,223,402)
     Institutional Class..........................       (44,726,535)        (3,673,416)                    --                   --
                                                       -------------       ------------           ------------         ------------
       Net increase (decrease) from capital
        share transactions........................       410,003,165        149,425,907             21,348,017           (9,808,817)
                                                       -------------       ------------           ------------         ------------
       Total increase in net assets...............       529,768,271        178,294,846             69,474,590           32,837,612
                                                       -------------       ------------           ------------         ------------
NET ASSETS at end of period (including line A)....     $ 748,418,166       $218,649,895           $274,607,907         $205,133,317
                                                       =============       ============           ============         ============
(A) Undistributed (distribution in excess of)
    net investment income (loss)..................     $          --       $    (73,703)          $         --         $    133,556
                                                       -------------       ------------           ------------         ------------
OTHER INFORMATION:
Share transactions:
  Retail Class:
     Sold.........................................        16,692,907          7,779,869              2,806,114            2,994,709
     Issued to shareowners in reinvestment
      of distributions............................            79,785              3,770                326,567              170,324
     Repurchased..................................        (5,364,133)        (1,115,729)            (1,902,988)          (3,829,976)
  Institutional Class:
     Sold.........................................        10,833,116          3,302,194                     --                   --
     Issued to shareowners in reinvestment
      of distributions............................            22,316              2,812                     --                   --
     Repurchased..................................        (2,106,489)          (236,988)                    --                   --
                                                       -------------       ------------           ------------         ------------
        Net increase (decrease) in shares
         outstanding..............................        20,157,502          9,735,928              1,229,693             (664,943)
                                                       =============       ============           ============         ============

--------------------------------------------------------------------------------
* Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.

See accompanying Notes to Financial Statements.


       CHICAGO TRUST TALON FUND                 CHICAGO TRUST BALANCED FUND
  ----------------------------------        ----------------------------------
             YEAR ENDED                                  YEAR ENDED
  OCTOBER 31, 1997  OCTOBER 31, 1996        OCTOBER 31, 1997  OCTOBER 31, 1996
  ----------------  ----------------        ----------------  ----------------

  $     17,417,675  $     10,537,854        $    156,703,443  $    152,820,466
  ----------------  ----------------        ----------------  ----------------
           162,715            42,177               4,843,563         4,547,650

         4,497,850         1,453,661              11,378,927         2,227,691


         1,618,377         1,649,993              15,462,457        17,768,218
  ----------------  ----------------        ----------------  ----------------

         6,278,942         3,145,831              31,684,947        24,543,559
  ----------------  ----------------        ----------------  ----------------

          (134,407)          (35,795)             (4,764,936)       (4,421,473)
                --                --                      --                --

        (1,458,660)         (634,240)             (2,253,139)           (7,294)
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
        (1,593,067)         (670,035)             (7,018,075)       (4,428,767)
  ----------------  ----------------        ----------------  ----------------


         6,345,104         4,424,049              28,395,564        26,178,729
                --                --                      --                --

         1,577,255           662,762               7,017,789         4,428,767
                --                --                      --                --

        (1,566,326)         (682,786)            (28,790,331)      (46,839,311)
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
         6,356,033         4,404,025               6,623,022       (16,231,815)
  ----------------  ----------------        ----------------  ----------------
        11,041,908         6,879,821              31,289,894         3,882,977
  ----------------  ----------------        ----------------  ----------------
  $     28,459,583  $     17,417,675        $    187,993,337  $    156,703,443
  ================  ================        ================  ================


  $         37,253  $          8,945        $        624,636  $        567,503
  ----------------  ----------------        ----------------  ----------------


           397,032           336,046               2,757,711         2,932,312

           107,919            55,106                 699,716           495,015
           (97,875)          (54,225)             (2,774,505)       (5,245,177)

                --                --                      --                --

                --                --                      --                --
                --                --                      --                --
  ----------------  ----------------        ----------------  ----------------
           407,076           336,927                 682,922        (1,817,850)
  ================  ================        ================  ================

CT&T Funds
Statement of Changes in Net Assets (continued)                                                                     OCTOBER 31, 1997
====================================================================================================================================

                                                        Montag & Caldwell Balanced Fund                Chicago Trust Bond Fund
                                                      -----------------------------------        -----------------------------------
                                                                 Year Ended                                  Year Ended
                                                      October 31, 1997   October 31, 1996        October 31, 1997   October 31, 1996
                                                      ----------------   ----------------        ----------------   ----------------
NET ASSETS at beginning of period.................... $     31,472,671   $     21,908,174        $     79,210,728   $    70,490,335
                                                      ----------------   ----------------        ----------------   ---------------
Increase in net assets
from operations:
  Net investment income..............................          952,704            562,623               6,243,541         4,684,008
  Net realized gain (loss) on investments sold.......        2,102,297          2,720,967                 (36,729)          (21,824)
  Net change in unrealized appreciation
   (depreciation) of investments.....................        7,581,239          1,750,771               2,754,254          (427,461)
                                                      ----------------   ----------------        ----------------   ---------------
  Net increase in net assets
   from operations...................................       10,636,240          5,034,361               8,961,066         4,234,723
                                                      ----------------   ----------------        ----------------   ---------------
Distributions to shareowners from:
  Net investment income..............................         (837,377)          (544,785)             (6,043,358)       (4,576,113)
  Net realized gain on investments...................       (2,702,590)                --                 (16,748)          (26,301)
                                                      ----------------   ----------------        ----------------   ---------------
     Total distributions.............................       (3,539,967)          (544,785)             (6,060,106)       (4,602,414)
                                                      ----------------   ----------------        ----------------   ---------------
Capital share transactions:
  Net proceeds from sales of shares..................       58,631,470         17,019,049              46,817,358        18,394,655
  Issued to shareowners in
   reinvestment of distributions.....................        3,490,623            544,624               4,797,389         4,131,546
  Cost of shares repurchased.........................      (17,971,984)       (12,488,752)            (13,194,258)      (13,438,117)
                                                      ----------------   ----------------        ----------------   ---------------
     Net increase (decrease) from
      capital share transactions.....................       44,150,109          5,074,921              38,420,489         9,088,084
                                                      ----------------   ----------------        ----------------   ---------------
     Total increase (decrease) in net assets.........       51,246,382          9,564,497              41,321,449         8,720,393
                                                      ----------------   ----------------        ----------------   ---------------
NET ASSETS at end of period (including line A)....... $     82,719,053   $     31,472,671        $    120,532,177   $    79,210,728
                                                      ================   ================        ================   ===============
(A) Undistributed (distribution in excess of)
     net investment income........................... $        185,563   $         70,787        $        452,597   $       258,643
                                                      ----------------   ----------------        ----------------   ---------------
OTHER INFORMATION:
Share transactions:
  Sold...............................................        3,939,135          1,269,601               4,734,805         1,866,993
  Issued to shareowners in reinvestment
   of distributions..................................          255,726             41,681                 485,679           422,144
  Repurchased........................................       (1,229,194)          (916,526)             (1,334,065)       (1,373,273)
                                                      ----------------   ----------------        ----------------   ---------------
     Net increase (decrease) in shares outstanding...        2,965,667            394,756               3,886,419           915,864
                                                      ================   ================        ================   ===============

See accompanying Notes to Financial Statements.

  CHICAGO TRUST MUNICIPAL BOND FUND         CHICAGO TRUST MONEY MARKET FUND
------------------------------------      -----------------------------------
           YEAR ENDED                                 YEAR ENDED
OCTOBER 31, 1997    OCTOBER 31, 1996      OCTOBER 31, 1997    OCTOBER 31, 1996
----------------    ----------------      ----------------    ----------------

$  11,186,162       $  11,679,498         $  226,535,616      $ 206,075,314
-------------       -------------         --------------      -------------

      430,579             421,107             12,701,010         10,298,196
        6,147              30,220                     --                 --

      140,720             (54,373)                    --                 --
-------------       -------------         --------------      -------------

      577,446             396,954             12,701,010         10,298,196
-------------       -------------         --------------      -------------

     (426,993)           (419,021)           (12,701,010)       (10,298,196)
           --                  --                     --                 --
-------------       -------------         --------------      -------------

     (426,993)           (419,021)           (12,701,010)       (10,298,196)
-------------       -------------         --------------      -------------

    1,375,126             394,557            569,551,234        494,444,216

       21,748              22,047                434,377            331,446
     (354,281)           (887,873)          (557,969,753)      (474,315,360)
-------------       -------------         --------------      -------------

    1,042,593            (471,269)            12,015,858         20,460,302
 -------------       -------------         --------------      -------------

    1,193,046            (493,336)            12,015,858         20,460,302
-------------       -------------         --------------      -------------

$  12,379,208       $  11,186,162         $  238,551,474      $ 226,535,616
=============       =============         ==============      =============

$      27,456       $      23,870         $           --      $          --
-------------       -------------         --------------      -------------

      135,835              39,198            569,551,234        494,444,216

        2,159               2,203                434,377            331,446
      (35,025)            (87,989)          (557,969,753)      (474,315,360)
-------------       -------------         --------------      -------------

      102,969             (46,588)            12,015,858         20,460,302
=============       =============         ==============      =============


CT&T FUNDS
Financial Highlights                                                                                 October 31, 1997
=====================================================================================================================


                                                                         Montag & Caldwell Growth Fund
                                                          -----------------------------------------------------------
                                                                    Retail Class                Institutional Class
                                                          -----------------------------------  ----------------------
                                                             Year       Year       Period        Year       Period
                                                            Ended      Ended        Ended       Ended        Ended
                                                          10/31/97    10/31/96  10/31/95/(a)/  10/31/97 10/31/96/(b)/
                                                          --------    --------  -------------  -------- -------------
Net Asset Value, Beginning of Period.................     $  17.08    $  13.16       $ 10.00   $  17.08     $  15.59
 Income from Investment Operations:
  Net investment income (loss).......................        (0.05)         --          0.02         --         0.02
  Net realized and unrealized gain
   on investments....................................         5.79        3.93          3.16       5.81         1.49
                                                          --------    --------       -------   --------     --------
   Total from investment operations..................         5.74        3.93          3.18       5.81         1.51
                                                          --------    --------       -------   --------     --------

 Less Distributions:
  Distributions from and in excess
   of net investment income..........................           --       (0.01)        (0.02)        --        (0.02)
  Distributions from net realized
   gain on investments...............................        (0.14)         --            --      (0.14)          --
                                                          --------    --------       -------   --------     --------
     Total distributions.............................        (0.14)      (0.01)        (0.02)     (0.14)       (0.02)
                                                          --------    --------       -------   --------     --------
Net increase in net asset value......................         5.60        3.92          3.16       5.67         1.49
                                                          --------    --------       -------   --------     --------
Net Asset Value, End of Period.......................     $  22.68    $  17.08       $ 13.16   $  22.75     $  17.08
                                                          ========    ========       =======   ========     ========


Total Return/1/......................................        33.82%      29.91%        31.87%     34.26%        9.67%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).................     $479,557    $166,243       $40,355   $268,861     $ 52,407
Ratios of expenses to average net assets:
 Before reimbursement of expenses
  by Advisor/2/......................................         1.24%       1.32%         1.87%      0.93%        0.98%
 After reimbursement of expenses
  by Advisor/2/......................................         1.23%       1.28%         1.30%      0.93%        0.98%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses
  by Advisor/2/......................................        (0.38)%     (0.10)%       (0.36)%    (0.07)%       0.17%
 After reimbursement of expenses
  by Advisor/2/......................................        (0.37)%     (0.06)%        0.20%     (0.06)%       0.17%
Portfolio Turnover...................................        18.65%      26.36%        34.46%     18.65%       26.36%
Average Commission Rate Paid.........................     $ 0.0592    $ 0.0639           N/R   $ 0.0592     $ 0.0639

-----------------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
(a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                                Chicago Trust Growth & Income Fund
                                                                -------------------------------------------------------------------
                                                                  Year              Year              Year               Period
                                                                 Ended             Ended             Ended                Ended
                                                                10/31/97          10/31/96          10/31/95          10/31/94/(a)/
                                                                --------          --------          --------          -------------
Net Asset Value, Beginning of Period..........................  $  16.17          $  12.90          $  10.11          $     10.00
                                                                --------          --------          --------          -----------
 Income from Investment Operations:
  Net investment income.......................................      0.08              0.11              0.09                 0.07
  Net realized and unrealized gain on investments.............      3.91              3.34              2.79                 0.10
                                                                --------          --------          --------          -----------
     Total from investment operations.........................      3.99              3.45              2.88                 0.17
                                                                --------          --------          --------          -----------

 Less Distributions:
  Distributions from and in excess of net investment income...     (0.09)            (0.11)            (0.09)               (0.06)
  Distributions from net realized gain on investments.........     (0.34)            (0.07)               --                   --
                                                                --------          --------          --------          -----------
     Total distributions......................................     (0.43)            (0.18)            (0.09)               (0.06)
                                                                --------          --------          --------          -----------
Net increase in net asset value...............................      3.56              3.27              2.79                 0.11
                                                                --------          --------          --------          -----------
Net Asset Value, End of Period................................  $  19.73          $  16.17          $  12.90          $     10.11
                                                                ========          ========          ========          ===========

Total Return/1/...............................................     25.16%            26.98%            28.66%                1.73%

Ratios/supplemental Data:
Net Assets, End of Period (in 000's)..........................  $274,608          $205,133          $172,296          $    12,282
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      1.12%             1.15%             1.50%                2.21%
 After reimbursement of expenses by Advisor/2/................      1.07%/3/          1.00%             1.09%/4/             1.20%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      0.36%             0.62%             0.33%               (0.15)%
 After reimbursement of expenses by Advisor/2/................      0.41%             0.77%             0.74%                0.86%
Portfolio Turnover............................................     30.58%            25.48%             9.00%               37.01%
Average Commission Rate Paid..................................  $ 0.0530          $ 0.0571               N/R                  N/R

----------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
/3/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
/4/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
(a) Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                                     Chicago Trust Talon Fund
                                                                -------------------------------------------------------------------
                                                                  Year              Year              Year               Period
                                                                 Ended             Ended             Ended                Ended
                                                                10/31/97          10/31/96          10/31/95          10/31/94/(a)/
                                                                --------          --------          --------          -------------
Net Asset Value, Beginning of Period..........................  $  14.39          $  12.07          $  10.25          $     10.00
                                                                --------          --------          --------          -----------
 Income from Investment Operations:
  Net investment income.......................................      0.11              0.04              0.09                 0.02
  Net realized and unrealized gain on investments
  and options.................................................      4.38              3.01              1.84                 0.23
                                                                --------          --------          --------          -----------
     Total from investment operations.........................      4.49              3.05              1.93                 0.25
                                                                --------          --------          --------          -----------

 Less Distributions:
  Distributions from and in excess of net investment income...     (0.09)            (0.03)            (0.11)                  --
  Distributions from net realized gain on investments.........     (1.19)            (0.70)               --                   --
                                                                --------          --------          --------          -----------
     Total distributions......................................     (1.28)            (0.73)            (0.11)                  --
                                                                --------          --------          --------          -----------
Net increase in net asset value...............................      3.21              2.32              1.82                 0.25
                                                                --------          --------          --------          -----------
Net Asset Value, End of Period................................  $  17.60          $  14.39          $  12.07          $     10.25
                                                                ========          ========          ========          ===========

Total Return/1/...............................................     33.47%            26.51%            18.92%                2.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)..........................  $ 28,460          $ 17,418          $ 10,538          $     4,355
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      1.67%             1.98%             3.04%                7.82%
 After reimbursement of expenses by Advisor/2/................      1.30%             1.30%             1.30%                1.30%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/...............      0.34%            (0.38)%           (0.97)%              (4.13)%
 After reimbursement of expenses by Advisor/2/................      0.71%             0.30%             0.77%                2.39%
Portfolio Turnover............................................    112.72%           126.83%           229.43%               33.66%
Average Commission Rate Paid..................................  $ 0.0591          $ 0.0612               N/R                  N/R

----------------------------------------------------------------------
/1/  Not Annualized.
/2/  Annualized.
(a)  Chicago Trust Talon Fund commenced investment operations on
     September 19, 1994.
N/R: Not required.

See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                            October 31, 1997
--------------------------------------------------------------------------------

                                                     Chicago Trust Balanced Fund
                                               ---------------------------------------
                                                 Year        Year          Period
                                                 Ended       Ended          Ended
                                               10/31/97     10/31/96     10/31/95/(a)/
                                               --------     --------     -------------
Net Asset Value, Beginning of Period.........  $   9.60     $   8.43        $   8.34
                                               --------     --------        --------
  Income from Investment Operations:
    Net investment income....................      0.28         0.27            0.03
    Net realized and unrealized gain on
     investments.............................      1.60         1.16            0.06
                                               --------     --------        --------
      Total from investment operations.......      1.88         1.43            0.09
                                               --------     --------        --------

  Less Distributions:
    Distributions from and in excess of net
     investment income.......................     (0.28)       (0.26)             --
    Distributions from net realized gain on
     investments.............................     (0.14)          --              --
                                               --------     --------        --------
      Total distributions....................     (0.42)       (0.26)             --
                                               --------     --------        --------
Net increase in net asset value..............      1.46         1.17            0.09
                                               --------     --------        --------
Net Asset Value, End of Period...............  $  11.06     $   9.60        $   8.43
                                               ========     ========        ========
Total return/1/..............................     20.10%       17.21%           1.08%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).........  $187,993     $156,703        $152,820
Ratios of expenses to average net assets:
  Before reimbursement of expenses by
   Advisor/2/................................      1.13%        1.17%           1.19%
  After reimbursement of expenses by
   Advisor/2/................................      1.07%/3/     1.00%           1.00%
Ratios of net investment income to average
 net assets:
  Before reimbursement of expenses by
   Advisor/2/................................      2.70%        2.79%           2.56%
  After reimbursement of expenses by
   Advisor/2/................................      2.76%        2.96%           2.73%
Portfolio Turnover...........................     34.69%       34.29%           0.72%
Average Commission Rate Paid.................  $ 0.0576     $ 0.0596             N/R

------------------------------------
/1/  Not Annualized.
/2/  Annualized.
/3/ The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a)  Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation
     Fund) commenced investment operations on September 21, 1995.
N/R: Not Required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                   Montag & Caldwell Balanced Fund
                                                               ----------------------------------------
                                                                Year          Year          Period
                                                                Ended         Ended          Ended
                                                               10/31/97      10/31/96     10/31/95/(a)/
                                                               --------      --------     -------------
Net Asset Value, Beginning of Period........................... $ 14.29       $ 12.12        $ 10.00
                                                                -------       -------        -------
 Income from Investment Operations:
   Net investment income.......................................    0.25          0.27           0.26
   Net realized and unrealized gain on investments.............    2.93          2.17           2.09
                                                                -------       -------        -------
         Total from investment operations......................    3.18          2.44           2.35
                                                                -------       -------        -------

 Less Distributions:
   Distributions from and in excess of net investment income...   (0.25)        (0.27)         (0.23)
   Distributions from net realized gain on investments.........   (1.21)           --             --
                                                                -------       -------        -------
         Total distributions...................................   (1.46)        (0.27)         (0.23)
                                                                -------       -------        -------
Net increase in net asset value................................    1.72          2.17           2.12
                                                                -------       -------        -------
Net Asset Value, End of Period................................. $ 16.01       $ 14.29        $ 12.12
                                                                =======       =======        =======

Total Return/1/................................................   24.26%        20.37%         23.75%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)........................... $82,719       $31,473        $21,908
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor/2/...............    1.33%         1.58%          2.50%
  After reimbursement of expenses by Advisor/2/................    1.25%         1.25%          1.25%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor/2/...............    1.70%         1.83%          1.38%
  After reimbursement of expenses by Advisor/2/................    1.78%         2.16%          2.63%
Portfolio Turnover.............................................   28.13%        43.58%         27.33%
Average Commission Rate Paid................................... $0.0591       $0.0644            N/R
----------------------------------------------------------

  /1/ Not Annualized.
  /2/ Annualized.
  (a) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.
N/R:  Not required.

See accompanying Notes to Financial Statements.

CT&T Funds
Financial Highlights                                            October 31, 1997
================================================================================

                                                                        Chicago Trust Bond Fund
                                                            --------------------------------------------------
                                                              Year         Year         Year        Period
                                                              Ended       Ended         Ended       Ended
                                                            10/31/97     10/31/96     10/31/95   10/31/94/(a)/
                                                            --------     --------     --------   -------------
Net Asset Value, Beginning of Period....................... $   9.89      $  9.94      $  9.21      $ 10.00
                                                            --------      -------      -------      -------
  Income from Investment Operations:
    Net investment income..................................     0.61         0.60         0.60         0.50
    Net realized and unrealized gain (loss) on investments.     0.23        (0.05)        0.73        (0.82)
                                                            --------      -------      -------      -------
         Total from investment operations..................     0.84         0.55         1.33        (0.32)
                                                            --------      -------      -------      -------

  Less distributions from and in excess
   of net investment income................................    (0.60)       (0.60)       (0.60)       (0.47)
                                                            --------      -------      -------      -------
Net increase (decrease) in net asset value.................     0.24        (0.05)        0.73        (0.79)
                                                            --------      -------      -------      -------
Net Asset Value, End of Period............................. $  10.13      $  9.89      $  9.94      $  9.21
                                                            ========      =======      =======      =======

Total Return/1/............................................     8.84%        5.76%       14.89%       (3.23)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)....................... $120,532      $79,211      $70,490      $12,546
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor/2/...........     1.02%        1.10%        1.54%        2.02%
  After reimbursement of expenses by Advisor/2/............     0.80%        0.80%        0.80%        0.80%
Ratios of net investment income to average net assets:
  Before reimbursement of expenses by Advisor/2/...........     6.02%        5.89%        5.78%        4.83%
  After reimbursement of expenses by Advisor/2/............     6.24%        6.19%        6.52%        6.05%
Portfolio Turnover.........................................    17.76%       41.75%       68.24%       20.73%
------------------------------------------------------------------

 /1/  Not Annualized.
 /2/  Annualized.
 (a)  Chicago Trust Bond Fund commenced investment operations on December 13,
      1993.

See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                           October 31, 1997
===============================================================================

                                                                                Chicago Trust Municipal Bond Fund
                                                                      -----------------------------------------------------
                                                                        Year          Year         Year          Period
                                                                        Ended         Ended        Ended          Ended
                                                                       10/31/97     10/31/96     10/31/95     10/31/94/(a)/
                                                                      ---------     --------     --------     -------------
Net Asset Value, Beginning of Period.............................     $   10.06     $  10.08     $   9.56     $       10.00
                                                                      ---------     --------     --------     -------------
 Income from Investment Operations:
  Net investment income..........................................          0.38         0.38         0.35              0.27
  Net realized and unrealized gain (loss) on investments.........          0.12        (0.02)        0.52             (0.46)
                                                                      ---------     --------     --------     -------------
     Total from investment operations............................          0.50         0.36         0.87             (0.19)
                                                                      ---------     --------     --------     -------------

  Less distributions from and in excess
    of net investment income.....................................         (0.37)       (0.38)       (0.35)            (0.25)
                                                                      ---------     --------     --------     -------------
Net increase (decrease) in net asset value.......................          0.13        (0.02)        0.52             (0.44)
                                                                      ---------     --------     --------     -------------
Net Asset Value, End of Period...................................     $   10.19     $  10.06     $  10.08     $        9.56
                                                                      =========     ========     ========     =============
Total Return/1/..................................................          5.13%        3.59%        9.29%            (1.92)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's).............................     $  12,379     $ 11,186     $ 11,679     $      10,462
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/..................          1.64%        1.53%        2.16%             2.09%
 After reimbursement of expenses by Advisor/2/...................          0.90%        0.90%        0.90%             0.90%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/..................          3.00%        3.11%        2.37%             1.90%
 After reimbursement of expenses by Advisor/2/...................          3.74%        3.74%        3.63%             3.09%
Portfolio Turnover...............................................         16.19%       27.47%       42.81%            14.85%

-----------------------------------------------------------------
 /1/  Not Annualized.
 /2/  Annualized.
 (a) Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.


See accompanying Notes to Financial Statements.

CT&T FUNDS
Financial Highlights                                           October 31, 1997
===============================================================================

                                                                          Chicago Trust Money Market Fund
                                                                 --------------------------------------------------
                                                                   Year         Year        Year        Period
                                                                  Ended        Ended       Ended         Ended
                                                                 10/31/97    10/31/96     10/31/95    10/31/94/(a)/
                                                                 --------    --------     --------    -------------
Net Asset Value, Beginning of Period........................     $   1.00    $   1.00     $   1.00    $        1.00
                                                                 --------    --------     --------    -------------
 Income from Investment Operations:
  Net investment income.....................................         0.05        0.05         0.05             0.03
                                                                 --------    --------     --------    -------------
 Less Distributions from net investment income..............        (0.05)      (0.05)       (0.05)           (0.03)
                                                                 --------    --------     --------    -------------
Net Asset Value, End of Period..............................     $   1.00    $   1.00     $   1.00    $        1.00
                                                                 ========    ========     ========    =============

Total Return/1/.............................................         5.15%       5.14%        5.56%            3.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)........................     $238,551    $226,536     $206,075    $     122,929
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor/2/.............         0.56%       0.59%        0.63%            0.64%
 After reimbursement of expenses by Advisor/2/..............         0.50%       0.50%        0.43%/3/         0.40%
Ratios of net investment income to average net assets:
 Before reimbursement of expenses by Advisor/2/.............         5.00%       4.93%        5.24%            3.49%
 After reimbursement of expenses by Advisor/2/..............         5.06%       5.02%        5.44%            3.73%

---------------------------------------------------------------------
 /1/  Not Annualized.
 /2/  Annualized.
 /3/ The Advisor's expenses reimbursement level, which affects the net expenses ratio, changed from 0.40% to 0.50% on July 12, 1995.
 (a) Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.


See accompanying Notes to Financial Statements.

CT&T Funds
Notes to Financial Statements                                   October 31, 1997
================================================================================

Note (A) Significant Accounting Policies: CT&T Funds (the "Company") operates as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Balanced Fund (formerly Chicago Trust Asset Allocation Fund) (the "CT Balanced Fund"), Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offered two classes of shares: Class I (Institutional) shares and Class N (Retail) shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities. The Chicago Trust Company ("Chicago Trust") is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies with capitalization levels believed by Talon Asset Management, Inc. ("Talon") to have prospects for capital appreciation. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Investment Advisor for the Fund with Talon as Sub-Investment Advisor.

The CT Balanced Fund seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on September 21, 1995 .

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994.

The Bond Fund seeks high current income consistent with what Chicago Trust believes to be prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of primarily intermediate-term municipal debt obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 14, 1993.

CT&T Funds
Notes to Financial Statements - continued                       October 31, 1997
================================================================================

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

 (1) Security Valuation: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

 (2) Repurchase Agreements: Each Fund may enter into repurchase agreements with financial institutions deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

 (3) Derivative Financial Instruments: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

 An option contract gives the buyer the right, but not the obligation to buy
 (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

 Transactions in purchased options for the Talon Fund for the year ended October 31, 1997 were as follows:

                                                                      Contracts     Premium
                                                                      ---------    ---------

 Outstanding at October 31, 1996....................................          0    $       0
 Options purchased (Net)............................................        215     (305,450)
 Options exercised or terminated in closing transactions (Net)......        (65)      61,450
 Options expired (Net)..............................................       (100)     123,875
                                                                           ----    ---------
 Outstanding at October 31, 1997....................................         50    $(120,125)
                                                                           ====    =========

 (4) Mortgage Backed Securities: The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies - Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private,

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An Interest Only security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(5) Investment Income And Securities Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

(6) Federal Income Taxes: The Funds have elected to be treated a "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the losses amounted to $91,110 for the Municipal Bond Fund and $25,289 for the Bond Fund, which will expire October 31, 2003 and October 31, 2005, respectively.

Net realized gains or losses may differ for financial and tax reporting purposes for the Talon Fund, the M&C Balanced Fund and the Growth Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold and as a result of gains or losses recognized for tax purposes on the mark-to-market of open options transactions at October 31, 1997.

(7) Dividends and Distributions: Dividends and distributions to shareowners are recorded on the ex-dividend date.

(8) Organization Costs: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Funds' and the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund and the Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the M&C Balanced Fund; and September 21, 1995 for the CT Balanced Fund.

(9) Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note (B) Dividends from Net Investment Income and Distributions of Capital
Gains: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund are due to different class expenses. For the year ended October 31, 1997, 100.00% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally during the period, the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund and the Bond Fund paid 28% rate gain distributions of $1,879,416, $1,444,866, $973,259, $205, $2,336,074 and $16,748,
respectively. In January 1998, the Funds will provide tax information to shareowners for the 1997 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $21,494, $11,440 and $551 were reclassified at October 31, 1997 from accumulated net realized gain on investments to undistributed net investment income in the CT Balanced Fund, the Bond Fund and the M&C Balanced Fund, respectively, due to losses on paydown adjustments from mortgage backed securities. In addition, permanent book and tax basis differences in the Bond Fund relating to the sale of interest only securities totaling $5,211 were reclassified from accumulated net realized gain to undistributed net investment income.

The Growth Fund had a net operating loss for tax purposes, net of short-term capital gains, of $187,503 for the year ended October 31, 1997. In addition, the Growth Fund made required distributions of class specific allocations of net investment income of $26,630 to the institutional class shareowners. These amounts, along with the distribution in excess as of October 31, 1996 of $73,703, were reclassified from undistributed net investment income to capital paid-in as permanent differences at October 31, 1997.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

All of the income dividends paid by each fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 21%, 70%, 8% and 17%, for the CT Balanced Fund, the Growth & Income Fund, the Talon Fund and the M&C Balanced Fund, respectively.

Note (C) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 1997, Chicago Trust owned 2,500, 2,500 and 1,002,500 shares of the Growth & Income Fund, the Bond Fund and the Municipal Bond Fund, respectively.

Note (D) Investment Transactions: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 1997 were:

                                 Aggregate         Proceeds from
                                 Purchases             Sales
                                 ---------         -------------
Growth Fund                     $483,482,033         $84,626,624
Growth & Income Fund              84,712,809          69,309,780
Talon Fund                        24,428,453          20,975,822
Ct Balanced Fund                  61,644,515          55,976,823
M&C Balanced Fund                 61,424,202          14,486,433
Bond Fund                         60,725,202          16,480,883
Municipal Bond Fund                2,979,200           1,817,090

CT&T Funds
Notes to Financial Statements-continued                         October 31, 1997
================================================================================

Note (E) Advisory, Administration and Distribution Services Agreements: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the CT Balanced Fund, 0.75% for the M&C Balanced Fund, 0.55% for the Bond Fund, 0.60% for the Municipal Bond Fund and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund (Institutional Class and Retail Class), the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, the Municipal Bond Fund, and the Money Market Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.10%, 1.30%, 1.10%, 1.25%, 0.80%, 0.90% and 0.50%, respectively.
Such expense reimbursements may be terminated at the discretion of the Advisors. For the year ended October 31, 1997, the Advisors reimbursed expenses of $0 and $41,428 for the Growth Fund (Institutional Class and Retail Class), $129,857 for the Growth & Income Fund, $85,596 for the Talon Fund, $102,203 for the CT Balanced Fund, $44,973 for the M&C Balanced Fund, $221,539 for the Bond Fund, $85,359 for the Municipal Bond Fund and $142,332 for the Money Market Fund.

Effective June 1, 1997, First Data Investor Services Group, Inc. ("Investor Services Group") replaced FPS Services, Inc. as sub-administrator of the Funds. Chicago Trust is the Funds' Administrator. For services provided as the Funds' Administrator, Chicago Trust receives the following fees, which are paid in total to Investor Services Group.

                    Administration Fees                                                       Custody Liaison Fees
                    -------------------                                                       --------------------
Fee (% of Funds' aggregate         Average Daily Net Assets                        Annual Fee          Average Daily Net Assets
---------------------------        ------------------------                        ----------          ------------------------
     daily net assets)                                                             (Per Fund)                 (per Fund)
     -----------------                                                             ----------                 ----------
           0.060                        up to $2 billion                            $10,000                up to $100 million
           0.045                   $2 billion to $3.5 billion                       $15,000           $100 million to $500 million
           0.040                       over $3.5 billion                            $20,000                over $500 million

Effective June 1, 1997, First Data Distributors, Inc. replaced FPS Broker Services, Inc. as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund Retail Class, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Growth Fund Institutional Class and the Money Market Fund do not have a distribution plan.

For the year ended October 31, 1997, the class specific expenses of the Growth Fund were:

                                       Class N (Retail)      Class I (Institutional)
Transfer agent fees.....................     $ 158,588               $ 8,978
Registration expenses...................       151,157                58,524
Legal fees..............................        21,778                 8,983
Report to shareowner expense............        19,597                14,159

Certain officers and trustees of the Funds are also officers and directors of Chicago Trust. The Funds do not compensate its officers or affiliated trustees. Effective January 1, 1997, the Company pays each unaffiliated trustee $1,500 per Board of Trustees meeting attended and an annual retainer of $1,500.

Independent Auditors' Report


The Board of Trustees and Shareowners of CT&T Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CT&T Funds (comprising, respectively, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund) as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of CT&T Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the CT&T Funds as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Chicago, Illinois
December 16, 1997

                      This page left blank intentionally

CT&T Funds
Trustees & Officers
--------------------------------------------------------------------------------
                TRUSTEES                                OFFICERS
       Leonard F. Amari, Trustee*                  Kenneth C. Anderson
                                                        President

       Stuart D. Bilton, Chairman                     David F. Seng
                                                  Senior Vice President

      Dorothea C. Gilliam, Trustee                Gerald F. Dillenburg
                                         Vice President, Secretary and Treasurer

       Gregory T. Mutz, Trustee*                  Thomas J. Adams, III
                                                     Vice President

        Nathan Shapiro, Trustee*                        CUSTODIAN
                                                       Bankers Trust
                                                   One Bankers Trust Place
                                                  New York, New York 10001
                ADVISORS
       The Chicago Trust Company                      LEGAL COUNSEL
         171 North Clark Street                Sonnenschein Nath & Rosenthal
      Chicago, Illinois 60601-3294                   8000 Sears Tower
                                                 Chicago, Illinois 60606
        Montag & Caldwell, Inc.
     1100 Atlanta Financial Center                     AUDITOR
        3343 Peachtree Road, NE                   KPMG Peat Marwick LLP
         Atlanta, GA 30326-1450                   303 East Wacker Drive
                                                 Chicago, Illinois 60601
          SHAREOWNER SERVICES
First Data Investor Services Group, Inc.
          4400 Computer Drive
         Westborough, MA 01581

              DISTRIBUTOR
     First Data Distributors, Inc.
          4400 Computer Drive
         Westborough, MA 01581





         *Unaffiliated Trustees

                 Distributed by First Data Distributors, Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.


                            Semi-Annual Period Ended
                                 April 30, 1998

                        SEMI-ANNUAL REPORT TO SHAREOWNERS

                                    APRIL 30, 1998


                                        SEMI-
                                        ANNUAL
                                        REPORT


                            MONTAG & CALDWELL GROWTH FUND
                          CHICAGO TRUST GROWTH & INCOME FUND
                               CHICAGO TRUST TALON FUND
                             CHICAGO TRUST BALANCED FUND
                           MONTAG & CALDWELL BALANCED FUND
                               CHICAGO TRUST BOND FUND
                          CHICAGO TRUST MUNICIPAL BOND FUND
                           CHICAGO TRUST MONEY MARKET FUND


                               [LOGO]  ALLEGHANY FUNDS

                                 MANAGING YOUR MONEY
                            THROUGH PRINCIPLES THAT ENDURE

     CORPORATE PROFITS? MERGERS AND ACQUISITIONS? POLITICS? ATTRACTIVE VALUATIONS? THERE ARE NUMEROUS GOOD REASONS FOR CHOOSING VARIOUS INVESTMENT OPPORTUNITIES - AND AT ALLEGHANY FUNDS, OUR PORTFOLIO MANAGERS FOLLOW BOTH THE FUNDS' STATED OBJECTIVES AND THEIR INDIVIDUAL CULTIVATED PREFERENCES. YET AS A GROUP, WE BELIEVE OUR MANAGERS ARE OF LIKE MINDS WHEN IT COMES TO FOLLOWING TIME-HONORED INVESTMENT PRINCIPLES. SIMPLY PUT, THEY MAKE THEIR SELECTIONS BASED ON SUBSTANCE, NOT FADS.
     TO ILLUSTRATE THIS, WE RECENTLY POLLED OUR PORTFOLIO MANAGERS TO FIND OUT WHAT THEY WILL LOOK FOR (IN ADDITION TO THE CUSTOMARY QUALITATIVE AND QUANTITATIVE ANALYSIS) FOR THEIR PORTFOLIO SELECTIONS DURING THE SECOND HALF OF 1998. AS WE EXPECTED, THEY WERE IN CLOSE AGREEMENT THAT THE FOLLOWING FIVE TRAITS ARE MOST IMPORTANT:

1.   PRICE (NOT TO MENTION PRICE, PRICE, PRICE AND PRICE) REMAINS A KEY FACTOR.

2.   EXPECTED RETURNS ARE CRUCIAL SHOULD INTEREST RATES CHANGE.

3. GOOD DIVERSIFICATION IS MORE IMPORTANT THAN EVER IN AN INCREASINGLY VOLATILE MARKET.

4.   THE ABILITY TO ACHIEVE CONSISTENT EARNINGS GROWTH SHOULD BE EMPHASIZED.

5. IT'S WISE TO INCLUDE SECURITIES THAT REDUCE THE VOLATILITY OF THE PORTFOLIO ITSELF.


          TABLE OF CONTENTS
--------------------------------------------------------------------------------
      1   Letter from the Chairman
      2   Summary Information
          Schedule of Investments:
      4        Montag & Caldwell Growth Fund
      5        Chicago Trust Growth & Income Fund
      6        Chicago Trust Talon Fund
      7        Chicago Trust Balanced Fund
     11        Montag & Caldwell Balanced Fund
     14        Chicago Trust Bond Fund
     17        Chicago Trust Municipal Bond Fund
     20        Chicago Trust Money Market Fund
     22   Statement of Assets and Liabilities
     24   Statement of Operations
     26   Statement of Changes in Net Assets
     30   Financial Highlights
     39   Notes to Financial Statements


                               [LOGO]  ALLEGHANY FUNDS

                            GUIDE TO SHAREHOLDER BENEFITS


We're delighted to offer all Alleghany Funds shareowners a full assortment of special features and convenient options. To receive more information about any of these benefits, simply call an Investor Services Representative Monday - Friday, 9 am - 7 pm E.S.T.


                          THE EASY WAY TO GROW YOUR ACCOUNT:
                        START AN AUTOMATIC INVESTMENT PLAN(1)

     Systematic investing is an easy, effortless way to help reach any investment goal. Simply choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule - every month, for example - and invest it in your Alleghany Funds account. The service is free, and the minimum initial investment is $50.

                             COMPOUND YOUR EARNINGS WITH
                           AUTOMATIC DIVIDEND REINVESTMENT

     By automatically reinvesting your dividends into your Alleghany Funds account, your profits can mount. Monthly and quarterly dividends, and annual capital gain distributions, are reinvested at no charge.


                          FREE, FLEXIBLE EXCHANGE PRIVILEGES

     As your personal needs change, so can your Alleghany Funds investment. Transfers between our funds are free of charge, and it only takes a telephone call.

                           LOW MINIMUM INITIAL INVESTMENTS

     The minimum initial investment for all Alleghany Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

                        FREE CHECK WRITING SERVICES AVAILABLE

     If you are an investor of the Chicago Trust Money Market Fund, you can take advantage of free check writing privileges. The minimum amount for each check is $500.

                             CONVENIENT INVESTOR WEBSITE:
                         www.alleghanyfunds.chicago-trust.com

     Now you can access account balances, obtain fund information and make transactions online - 24 hours a day, in complete security. And we're among the just 10% of mutual fund companies who provide these capabilities.



                             FUND PERFORMANCE INFORMATION
                             IS AVAILABLE 24 HOURS A DAY

                                    1-800-992-8151


(1) Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares during periods of high and low prices.

Dear Shareowner,

Our portfolio managers' perspectives on securities markets are not always uniform. However, there is one constant -- they stick to their investment disciplines. While it is difficult to sustain consistent long-term investment performance, it may only occur if we continue to do those things that have brought us success over the life of our funds.

We view these semi-annual reports as an opportunity to provide you with our report card. I am therefore pleased to inform you that your funds are growing. On May Day (May 1, 1998), one day after the end of our semi-annual reporting period, our assets under management topped $2.5 billion! Not bad for a group that had less than $700 million under management on December 31, 1995. We are not foolish enough to ignore the fact that a lot of this growth has come from a raging bull market in equities, but a significant amount has come from new shareowners entrusting us with their assets. We welcome new shareowners to our fund family, and we will do all that we can to help all of you reach your financial goals.

Our investment performance continues to be strong, with most of our funds showing very good results for the three years ended April 30, 1998. As managers, we like to take stock of our record on a rolling three-year basis. We believe that one year is too short a period to reach any valid conclusion about investment capability, but after three years, some reasonable judgments can be made.

                                           M&C         CT GROWTH                         M&C                         CT MONEY
                                          GROWTH        & INCOME       CT TALON        BALANCED       CT BOND         MARKET
                                 -------------------------------------------------------------------------------------------------
      Total Return For 3 Years
                Ended 4/30/98*             151.76%        127.38%        98.03%         93.94%         28.18%         16.60%

            Rank Among Similar         19 out of 536  33 out of 430  69 out of 160   6 out of 248  45 out of 159  45 out of 251
            Funds (Lipper) For         Growth Funds      Growth &       Mid Cap        Balanced     Interm. Inv.   Money Market
        3 Years Ended 4/30/98*                         Income Funds      Funds           Funds      Grade Bond         Funds
                                                                                                        Funds

       Total Return For 1 Year
                 Ended 4/30/98            43.88%          39.86%          25.89%         30.54%         10.35%          5.29%

            Rank Among Similar        224 out of 860  164 out of 647  269 out of 275  47 out of 360  67 out of 210   55 out of 305
            Funds (Lipper) For         Growth Funds      Growth &        Mid Cap        Balanced      Interm. Inv.    Money Market
         1 Year Ended 4/30/98*                         Income Funds       Funds           Funds        Grade Bond         Funds
                                                                                                         Funds

          Average Annual Total
      Return Since (Inception)            33.88%          23.90%          23.32%         23.65%          6.57%          4.96%
                 as of 4/30/98           (11/2/94)      (12/13/93)      (9/19/94)      (11/2/94)      (12/13/93)      (12/14/93)

We are proud of this record and hope you too are pleased with your investments. Thank you for your confidence in the Alleghany Funds. Please visit our website at www.alleghanyfunds.chicago-trust.com

Sincerely,


Stuart D. Bilton
Chairman and Chief Executive Officer

--------------------------
The performance data quoted represents past performance and is no guarantee of future performance.
* Lipper Analytical Services, Inc. (Lipper) is the source of the rankings, which are based on total return fund performance for the one year ended April 30, 1998, and three years ended April 30, 1998, for funds of similar investment objectives. The Lipper rankings listed include all classes of multiple-class funds. Certain expenses for all of the ranked Alleghany Funds were subsidized (by the Chicago Trust Company and Montag & Caldwell, Inc.) during the ranking period for the one year ended April 30, 1998, and three years ended April 30, 1998.

The Alleghany Funds are no-load mutual funds distributed by First Data Distributors, Inc., Westborough, MA 01581. This is not an offer to sell or a solicitation of an offer to buy shares of any of the Funds described. Investment return and principal value of an investment will fluctuate so that an Investor's shares, when redeemed, may be worth more or less than their original cost. This information must be accompanied or preceded by a prospectus.

ALLEGHANY FUNDS -- SUMMARY INFORMATION
PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                       MONTAG & CALDWELL GROWTH FUND
                     CLASS N (RETAIL)    CLASS I (INSTITUTIONAL)             CHICAGO TRUST GROWTH & INCOME FUND
                    ---------------------------------------------       --------------------------------------------
Total Returns:
6 Months                  20.79%                20.99%                                  22.76%
1 Year                    43.88%                44.36%                                  39.86%

Three Year
Average Annual              N/A                   N/A                                   31.50%


Average Annual
Since Inception           33.88%                37.03%                                  23.90%

Value of $10,000          $27,690               $17,814                                 $25,536
from Inception
Date                      11/2/94               6/28/96                                12/13/93
                    ---------------------------------------------      --------------------------------------------

TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------      --------------------------------------------
  Company and       Eli Lilly & Co.                         4.70%      Illinois Tool Works, Inc.              4.02%
% of Total Net      Coca-Cola Co.                           4.65%      EMC Corp.                              3.64%
    Assets          Gillette Co.                            4.53%      General Electric Co.                   3.62%
                    Procter & Gamble Co.                    4.52%      Sysco Corp.                            3.55%
                    Bristol-Myers Squibb Co.                4.51%      Pfizer, Inc.                           3.52%
                    Johnson & Johnson                       4.45%      Tellabs, Inc.                          3.38%
                    Schlumberger, Ltd.                      4.20%      Health Management Associates, Inc.     3.28%
                    McDonald's Corp.                        4.09%      AlliedSignal, Inc.                     3.26%
                    Walt Disney Co.                         4.06%      Paychex, Inc.                          3.16%
                    Boston Scientific Corp.                 3.72%      American International Group, Inc.     3.12%
                    ---------------------------------------------      --------------------------------------------
                             CHICAGO TRUST TALON FUND                           CHICAGO TRUST BALANCED FUND
                    ---------------------------------------------      --------------------------------------------
Total Returns:
6 Months                             3.58%                                               14.99%
1 Year                              25.89%                                               28.63%
Three Year
Average Annual                      25.58%                                                N/A


Average Annual
Since Inception                     23.32%                                               20.78%

Value of $10,000                   $21,320                                              $16,362
from Inception
Date                               9/19/94                                              9/21/95
                    ---------------------------------------------      ---------------------------------------------
TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------      ---------------------------------------------
  Company and       Cerner Corp.                            6.04%      Paychex, Inc.                           2.27%
% of Total Net      Columbia HCA Healthcare Corp.           5.92%      General Electric Co.                    2.18%
    Assets          Mylan Laboratories, Inc.                5.31%      American International Group, Inc.      2.14%
                    U.S. Treasury Bill, 4.680%, 05/14/98    4.89%      Tellabs, Inc.                           2.14%
                    Vitalink Pharmacy Services, Inc.        4.74%      Illinois Tool Works, Inc.               2.13%
                    R.R. Donnelley & Sons Co.               4.60%      Pfizer, Inc.                            2.12%
                    Capital Trust, Class A                  4.59%      Microsoft Corp.                         2.10%
                    Starbucks Corp.                         4.40%      Health Management Associates, Inc.,
                    Danielson Holdings Corp.                4.05%          Class A                             2.05%
                    St. Paul Bancorp, Inc.                  3.93%      Cisco Systems, Inc.                     2.04%
                                                                       Norwest Corp.                           2.03%
                    ---------------------------------------------      ---------------------------------------------

ALLEGHANY FUNDS -- SUMMARY INFORMATION
PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                        MONTAG & CALDWELL BALANCED FUND                        CHICAGO TRUST BOND FUND
                    -------------------------------------------        ---------------------------------------------
Total Returns:
6 Months                           13.34%                                              3.23%
1 Year                             30.54%                                             10.35%

Three Year
Average Annual                     24.71%                                              8.63%


Average Annual
Since Inception                    23.65%                                              6.57%

Value of $10,000                  $20,979                                             $13,211
from Inception
Date                              11/2/94                                             12/13/93
                    ---------------------------------------------      -----------------------------------------------

TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------      -----------------------------------------------
  Company and       Eli Lilly & Co.                         2.99%      U.S. Treasury Note, 6.370%, 08/15/02    3.26%
% of Total Net      Gillette Co.                            2.85%      Merrill Lynch & Co., Inc., 7.000%,
    Assets          Coca-Cola Co.                           2.82%           04/27/08                           2.59%
                    Bristol-Myers Squibb Co.                2.77%      U.S. Treasury Note, 7.250%, 05/15/04    2.28%
                    Walt Disney Co.                         2.76%      U.S. Treasury Note, 6.250%, 10/31/01    2.16%
                    Procter & Gamble Co.                    2.74%      Metropolitan Life
                    Johnson & Johnson                       2.71%           Insurance Co.  6.300%, 11/01/03    2.11%
                    McDonald's Corp.                        2.66%      Countrywide Home
                    U.S. Treasury Note, 6.500%, 10/15/06    2.63%           Loans, CMO  6.750%, 04/25/28       2.06%
                    U.S. Treasury Note, 6.250%, 02/15/07    2.59%      U.S. Treasury Bond, 7.125%, 02/15/23    2.01%
                                                                       Chilgener S.A. Yankee
                                                                            (Chile), 6.500%, 01/15/06          2.00%
                                                                       U.S. Treasury Note, 7.875%, 08/15/01    1.88%
                                                                       HSBC America Capital II, 8.380%,
                                                                            05/15/27                           1.85%
                    ---------------------------------------------      ------------------------------------------------

                                               CHICAGO TRUST MUNICIPAL BOND FUND
Total Returns:
                    ---------------------------------------------------------------------------------------------------
6 Months                                                      1.70%
1 Year                                                        5.98%

Three Year
Average Annual                                                5.12%


Average Annual
Since Inception                                               4.00%

Value of $10,000                                             $11,871
from Inception
Date                                                        12/13/93
                    ---------------------------------------------------------------------------------------------------
TOP TEN HOLDINGS    as of April 30, 1998
                    ---------------------------------------------------------------------------------------------------
  Company and       King County, Washington, Series A,                 Arlington Independent School District,
% of Total Net        G.O., 5.800%, 01/01/04                    3.94%    Texas, Refunding, G.O., 5.400%,02/15/99  2.95%
    Assets          Salt River Project Electric System Revenue,        Mohave County, AZ, IDA, 6.000%, 07/01/00   2.83%
                      AZ, Refunding, Series A, 5.500%, 01/01/05 3.69%  State of New Jersey Transportation Trust
                    Texas State Water Development Board, G.O.            Fund Revenue, 5.200%, 12/15/00           2.80%
                      Escrowed to Maturity, 5.000%, 08/01/99    3.55%  Tulsa, Oklahoma Metropolitan Utility
                    Commonwealth of Puerto Rico, Series A, G.O.          Authority Revenue, 5.500%, 07/01/00      2.80%
                      6.500%, 07/01/03                          3.42%  Tooele County, Utah, Hazardous Waste
                    Clark County, Nevada School District, G.O.           Treatment Revenue, 5.700%, 11/01/26      2.71%
                      6.400%, 06/15/06                          3.00%
                    ---------------------------------------------------------------------------------------------------

ALLEGHANY FUNDS
MONTAG & CALDWELL GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 96.96%
              BUSINESS SERVICES - 1.78%
     550,000  Manpower, Inc. . . . . . . . . . . . . . . . . . $     24,234,375
                                                               ----------------

              CONSUMER NON-DURABLES - 14.85%
     535,000  Gillette Co. . . . . . . . . . . . . . . . . . .       61,759,062
     530,000  Interpublic Group Of Companies, Inc. . . . . . .       33,853,750
   1,175,000  Mattel, Inc. . . . . . . . . . . . . . . . . . .       45,017,187
     750,000  Procter & Gamble Co. . . . . . . . . . . . . . .       61,640,625
                                                               ----------------
                                                                    202,270,624
                                                               ----------------

              ELECTRICAL - 2.97%
     475,000  General Electric Co. . . . . . . . . . . . . . .       40,434,375
                                                               ----------------

              ENERGY - 6.13%
     650,000  Baker Hughes, Inc. . . . . . . . . . . . . . . .       26,325,000
     690,000  Schlumberger, Ltd. . . . . . . . . . . . . . . .       57,183,750
                                                               ----------------
                                                                     83,508,750
                                                               ----------------

              ENTERTAINMENT AND LEISURE - 4.06%
     445,000  Walt Disney Co.  . . . . . . . . . . . . . . . .       55,319,063
                                                               ----------------

              FINANCE - 6.41%
     430,000  American Express Co. . . . . . . . . . . . . . .       43,860,000
     330,000  American International Group, Inc. . . . . . . .       43,415,625
                                                               ----------------
                                                                     87,275,625
                                                               ----------------

              FOOD AND BEVERAGE - 4.77%
     835,000  Coca-Cola Co.. . . . . . . . . . . . . . . . . .       63,355,625
      43,000  Pioneer Hi-Bred International, Inc.  . . . . . .        1,623,250
                                                               ----------------
                                                                     64,978,875
                                                               ----------------

              HEALTH CARE SERVICES - 7.80%
     850,000  Johnson & Johnson. . . . . . . . . . . . . . . .       60,668,750
     401,000  Pfizer, Inc. . . . . . . . . . . . . . . . . . .       45,638,813
                                                               ----------------
                                                                    106,307,563
                                                               ----------------

              LODGING - 2.32%
     540,000  Marriott International, Inc. . . . . . . . . . .       17,820,000
     432,400  Marriott International, Inc., Class A. . . . . .       13,836,800
                                                               ----------------
                                                                     31,656,800
                                                               ----------------

              MEDICAL SUPPLIES - 3.38%
     875,000  Medtronic, Inc.  . . . . . . . . . . . . . . . .       46,046,875
                                                               ----------------

              PHARMACEUTICALS - 12.21%
     580,000  Bristol-Myers Squibb Co. . . . . . . . . . . . .       61,407,500
     920,000  Eli Lilly & Co.  . . . . . . . . . . . . . . . .       63,997,500
     340,000  Merck & Co., Inc.  . . . . . . . . . . . . . . .       40,970,000
                                                               ----------------
                                                                    166,375,000
                                                               ----------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              RESTAURANTS - 5.62%
     400,000  Cracker Barrell Old Country Store, Inc.  . . . . $     14,700,000
   1,000,000  McDonald's Corp. . . . . . . . . . . . . . . . .       61,875,000
                                                               ----------------
                                                                     76,575,000
                                                               ----------------

              RETAIL - 6.44%
     825,000  Gap, Inc.  . . . . . . . . . . . . . . . . . . .       42,435,938
     650,000  Home Depot, Inc. . . . . . . . . . . . . . . . .       45,256,250
                                                               ----------------
                                                                     87,692,188
                                                               ----------------

              TECHNOLOGY - 15.29%
     700,000  Boston Scientific Corp.* . . . . . . . . . . . .       50,618,750
     590,000  Cisco Systems, Inc.* . . . . . . . . . . . . . .       43,217,500
     550,000  Electronic Arts, Inc.* . . . . . . . . . . . . .       25,437,500
      70,000  Hewlett-Packard Co.  . . . . . . . . . . . . . .        5,271,875
     159,100  Intel Corp.. . . . . . . . . . . . . . . . . . .       12,857,269
     442,600  Microsoft Corp.* . . . . . . . . . . . . . . . .       39,889,325
     700,000  Solectron Corp.* . . . . . . . . . . . . . . . .       31,018,750
                                                               ----------------
                                                                    208,310,969
                                                               ----------------

              TELECOMMUNICATIONS - 2.93%
     775,500  Ericsson (LM) Telefonaktiebolaget, ADR
              Class B, Series 10 . . . . . . . . . . . . . . .       39,889,781
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .    1,320,875,863
              (Cost $996,809,509)                              ----------------

INVESTMENT COMPANIES - 4.24%
  49,121,510  Bankers Trust Institutional
              Cash Management Fund . . . . . . . . . . . . . .       49,121,510
   8,603,387  Bankers Trust Institutional
              Treasury Money Fund. . . . . . . . . . . . . . .        8,603,387
                                                               ----------------

              TOTAL INVESTMENT COMPANIES . . . . . . . . . . .       57,724,897
              (Cost $57,724,897)                               ----------------

TOTAL INVESTMENTS - 101.20%. . . . . . . . . . . . . . . . . .    1,378,600,760
(Cost $1,054,534,406)**                                        ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (1.20%) . . . . . .      (16,332,286)
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $  1,362,268,474
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $1,054,534,406.

          Gross unrealized appreciation       $  327,662,730
          Gross unrealized (depreciation)         (3,596,376)
                                              --------------
          Net unrealized appreciation         $  324,066,354
                                              --------------
                                              --------------
ADR       American Depositary Receipt


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 97.58%
              BUSINESS SERVICES - 3.16%
     206,000  Paychex, Inc.  . . . . . . . . . . . . . . . . . $     11,188,375
                                                               ----------------

              CAPITAL GOODS - 6.16%
     264,000  AlliedSignal, Inc. . . . . . . . . . . . . . . .       11,566,500
     214,000  Pitney Bowes, Inc. . . . . . . . . . . . . . . .       10,272,000
                                                               ----------------
                                                                     21,838,500
                                                               ----------------

              CHEMICALS - 2.39%
     168,000  Praxair, Inc.  . . . . . . . . . . . . . . . . .        8,452,500
                                                               ----------------

              CONSUMER DURABLES - 6.82%
     202,000  Illinois Tool Works, Inc.  . . . . . . . . . . .       14,241,000
     167,000  Johnson Controls, Inc. . . . . . . . . . . . . .        9,915,625
                                                               ----------------
                                                                     24,156,625
                                                               ----------------

              CONSUMER NON-DURABLES - 11.67%
     200,200  Cintas Corp. . . . . . . . . . . . . . . . . . .        9,534,525
     124,250  Lancaster Colony Corp. . . . . . . . . . . . . .        4,799,156
     265,000  Mattel, Inc. . . . . . . . . . . . . . . . . . .       10,152,813
     170,100  Newell Co. . . . . . . . . . . . . . . . . . . .        8,217,956
     105,000  Procter & Gamble Co. . . . . . . . . . . . . . .        8,629,687
                                                               ----------------
                                                                     41,334,137
                                                               ----------------

              ELECTRICAL - 3.62%
     150,800  General Electric Co. . . . . . . . . . . . . . .       12,836,850
                                                               ----------------

              ENERGY - 1.59%
      96,000  Smith International, Inc.* . . . . . . . . . . .        5,640,000
                                                               ----------------

              FINANCE - 18.30%
     100,000  AFLAC, Inc.  . . . . . . . . . . . . . . . . . .        6,500,000
      83,975  American International Group, Inc. . . . . . . .       11,047,961
     133,000  Associates First Capital Corp., Class A  . . . .        9,941,750
     216,600  Federal Home Loan Mortgage Corp. . . . . . . . .       10,031,287
     108,000  First Data Corp. . . . . . . . . . . . . . . . .        3,658,500
     205,287  MBNA Corp. . . . . . . . . . . . . . . . . . . .        6,954,097
     221,200  Norwest Corp.  . . . . . . . . . . . . . . . . .        8,778,875
     226,000  Schwab (Charles) Corp. . . . . . . . . . . . . .        7,910,000
                                                               ----------------
                                                                     64,822,470
                                                               ----------------

              FOOD AND BEVERAGE - 4.81%
     163,500  Richfood Holdings, Inc., Class A . . . . . . . .        4,486,031
     528,000  Sysco Corp.  . . . . . . . . . . . . . . . . . .       12,573,000
                                                               ----------------
                                                                     17,059,031
                                                               ----------------

              HEALTH CARE SERVICES - 12.45%
     114,000  Cardinal Health, Inc.  . . . . . . . . . . . . .       10,972,500
     369,375  Health Management
              Associates, Inc., Class A* . . . . . . . . . . .       11,635,313

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              HEALTH CARE SERVICES (CONTINUED)
     264,000  Omnicare, Inc. . . . . . . . . . . . . . . . . . $      9,042,000
     109,600  Pfizer, Inc. . . . . . . . . . . . . . . . . . .       12,473,850
                                                               ----------------
                                                                     44,123,663
                                                               ----------------

              PHARMACEUTICALS - 2.74%
      80,700  Merck & Co., Inc.  . . . . . . . . . . . . . . .        9,724,350
                                                               ----------------

              RETAIL - 3.77%
     102,000  Kohl's Corp.*  . . . . . . . . . . . . . . . . .        4,213,875
     265,000  Walgreen Co. . . . . . . . . . . . . . . . . . .        9,142,500
                                                               ----------------
                                                                     13,356,375
                                                               ----------------

              TECHNOLOGY - 16.72%
     139,600  Cisco Systems, Inc.* . . . . . . . . . . . . . .       10,225,700
     135,000  Computer Associates International, Inc.  . . . .        7,905,938
     127,200  Computer Sciences Corp.* . . . . . . . . . . . .        6,709,800
     279,300  EMC Corp.* . . . . . . . . . . . . . . . . . . .       12,882,713
     177,000  HBO & Co.. . . . . . . . . . . . . . . . . . . .       10,586,812
      64,800  Microsoft Corp.* . . . . . . . . . . . . . . . .        5,840,100
     124,000  Sun Microsystems, Inc.*  . . . . . . . . . . . .        5,107,250
                                                               ----------------
                                                                     59,258,313
                                                               ----------------

              TELECOMMUNICATIONS - 3.38%
     169,000  Tellabs, Inc.* . . . . . . . . . . . . . . . . .       11,977,875
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .      345,769,064
              (Cost $229,357,104)                              ----------------

Par Value
---------

REPURCHASE AGREEMENT - 2.49%
$  8,823,000  First Chicago,
              5.400%, dated 04/30/98 to be repurchased
              on 05/01/98 at $8,824,323
              (Collateralized by U.S. Treasury Note
              6.250%, due 05/31/00;
              Total Par $8,675,000). . . . . . . . . . . . . .        8,823,000
                                                               ----------------

              TOTAL REPURCHASE AGREEMENT . . . . . . . . . . .        8,823,000
              (Cost $8,823,000)                                ----------------

TOTAL INVESTMENTS - 100.07%. . . . . . . . . . . . . . . . . .      354,592,064
                                                               ----------------
(Cost $238,180,104)**
LIABILITIES NET OF CASH AND OTHER ASSETS - (0.07%) . . . . . .         (259,419)
                                                               ----------------
NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $    354,332,645
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $238,180,104.

          Gross unrealized appreciation       $  119,070,438
          Gross unrealized (depreciation)         (2,658,478)
                                              --------------
          Net unrealized appreciation         $  116,411,960
                                              --------------
                                              --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST TALON FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 78.77%
              CONSUMER CYCLICAL - 3.54%
      60,000  Circus Circus Enterprises, Inc.* . . . . . . . . $      1,083,750
                                                               ----------------

              CONSUMER STAPLE - 2.44%
      20,000  Philip Morris Cos., Inc. . . . . . . . . . . . .          746,250
                                                               ----------------

              ELECTRICAL - 2.33%
      30,000  Berg Electronics Corp.*. . . . . . . . . . . . .          714,375
                                                               ----------------

              FINANCE - 18.36%
     125,000  Capital Trust, Class A*. . . . . . . . . . . . .        1,406,250
     160,000  Danielson Holdings Corp.*. . . . . . . . . . . .        1,240,000
      48,125  St. Paul Bancorp, Inc. . . . . . . . . . . . . .        1,203,125
      30,000  TIG Holdings, Inc. . . . . . . . . . . . . . . .          721,875
      25,000  Travelers Property Casualty, Class A . . . . . .        1,050,000
                                                               ----------------
                                                                      5,621,250
                                                               ----------------

              HEALTHCARE SERVICES - 5.91%
      55,000  Columbia HCA Healthcare Corp.. . . . . . . . . .        1,811,563
                                                               ----------------

              LODGING - 3.13%
      30,000  Hilton Hotels Corp.  . . . . . . . . . . . . . .          958,125
                                                               ----------------

              PHARMACEUTICALS - 13.51%
      60,000  Mylan Laboratories, Inc. . . . . . . . . . . . .        1,627,500
      65,000  North American Vaccine, Inc.*  . . . . . . . . .        1,056,250
      67,544  Vitalink Pharmacy Services, Inc.*. . . . . . . .        1,452,196
                                                               ----------------
                                                                      4,135,946
                                                               ----------------

              PRINTING AND PUBLISHING - 4.60%
      32,000  R.R. Donnelley & Sons Co.  . . . . . . . . . . .        1,410,000
                                                               ----------------

              REAL ESTATE - 2.88%
      31,000  Equity Office Properties Trust, REIT . . . . . .          881,562
                                                               ----------------

              RESTAURANTS - 6.70%
      28,000  Starbucks Corp.* . . . . . . . . . . . . . . . .        1,347,500
     122,500  Unique Casual Restaurants* . . . . . . . . . . .          704,375
                                                               ----------------
                                                                      2,051,875
                                                               ----------------

              TECHNOLOGY - 12.54%
      62,000  Cerner Corp.*  . . . . . . . . . . . . . . . . .        1,848,375
      40,000  Compaq Computer Corp.. . . . . . . . . . . . . .        1,122,500
     115,000  Robotic Vision Systems, Inc.*. . . . . . . . . .          869,687
                                                               ----------------
                                                                      3,840,562
                                                               ----------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              TELECOMMUNICATIONS - 2.83%
     125,000  Data Broadcasting Corp.* . . . . . . . . . . . . $        867,188
                                                               ----------------

              TOTAL COMMON STOCKS. . . . . . . . . . . . . . .       24,122,446
              (Cost $19,840,801)                               ----------------

Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.70%
              FEDERAL HOME LOAN BANK - 3.22%
$  1,000,000  5.317%, 08/03/98 . . . . . . . . . . . . . . . .          985,970
                                                               ----------------

              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 3.24%
   1,000,000  5.217%, 06/11/98 . . . . . . . . . . . . . . . .          993,850
                                                               ----------------

              U.S. TREASURY BILLS (A) - 12.97%
   1,500,000  4.680%, 05/14/98 . . . . . . . . . . . . . . . .        1,497,270
   1,000,000  4.827%, 05/28/98 . . . . . . . . . . . . . . . .          996,246
   1,000,000  4.783%, 07/23/98 . . . . . . . . . . . . . . . .          988,840
     500,000  5.012%, 10/15/98 . . . . . . . . . . . . . . . .          488,305
                                                               ----------------
                                                                      3,970,661
                                                               ----------------

              U.S. TREASURY NOTE - 3.27%
   1,000,000  5.250%, 07/31/98 . . . . . . . . . . . . . . . .        1,000,450
                                                               ----------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS . . . . . . . . . . . . .        6,950,931
              (Cost $6,949,249)                                ----------------

Shares
------

INVESTMENT COMPANY - 3.17%
     970,973  Bankers Trust Institutional
              Cash Management Fund . . . . . . . . . . . . . .          970,973
                                                               ----------------

              TOTAL INVESTMENT COMPANY . . . . . . . . . . . .          970,973
              (Cost $970,973)                                  ----------------

TOTAL INVESTMENTS - 104.64%. . . . . . . . . . . . . . . . . .       32,044,350
(Cost $27,761,023)**                                           ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (4.64%) . . . . . .       (1,421,301)
                                                               ----------------

NET ASSETS - 100.00% . . . . . . . . . . . . . . . . . . . . . $     30,623,049
                                                               ----------------
                                                               ----------------

--------------------

*         Non-income producing security.
**        Aggregate cost for Federal income tax purposes is $27,761,025.

          Gross unrealized appreciation         $  5,319,977
          Gross unrealized (depreciation)         (1,036,650)
                                                ------------
          Net unrealized appreciation           $  4,283,327
                                                ------------
                                                ------------

(A)       Annualized yield at time of purchase
REIT      Real Estate Investment Trust


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                              APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                    Value
------                                                                    -----
COMMON STOCKS - 59.56%
              BUSINESS SERVICES - 2.27%
      90,000  Paychex, Inc.  . . . . . . . . . . . . . . . . . $      4,888,125
                                                               ----------------

              CAPITAL GOODS - 3.51%
      90,000  AlliedSignal Corp. . . . . . . . . . . . . . . .        3,943,125
      75,000  Pitney Bowes, Inc. . . . . . . . . . . . . . . .        3,600,000
                                                               ----------------
                                                                      7,543,125
                                                               ----------------

              CHEMICALS - 1.05%
      45,000  Praxair, Inc.  . . . . . . . . . . . . . . . . .        2,264,062
                                                               ----------------

              CONSUMER DURABLES - 3.51%
      65,000  Illinois Tool Works, Inc.  . . . . . . . . . . .        4,582,500
      50,000  Johnson Controls, Inc. . . . . . . . . . . . . .        2,968,750
                                                               ----------------
                                                                      7,551,250
                                                               ----------------

              CONSUMER NON-DURABLES - 7.36%
      85,000  Cintas Corp. . . . . . . . . . . . . . . . . . .        4,048,125
      75,000  Lancaster Colony Corp. . . . . . . . . . . . . .        2,896,875
      60,000  Mattel, Inc. . . . . . . . . . . . . . . . . . .        2,298,750
      75,000  Newell Co. . . . . . . . . . . . . . . . . . . .        3,623,437
      36,000  Procter & Gamble Co. . . . . . . . . . . . . . .        2,958,750
                                                               ----------------
                                                                     15,825,937
                                                               ----------------

              ELECTRICAL - 2.18%
      55,000  General Electric Co. . . . . . . . . . . . . . .        4,681,875
                                                               ----------------

              ENERGY - 1.09%
      40,000  Smith International, Inc.* . . . . . . . . . . .        2,350,000
                                                               ----------------

              FINANCE - 12.18%
      40,000  AFLAC, Inc.  . . . . . . . . . . . . . . . . . .        2,600,000
      35,000  American International Group, Inc. . . . . . . .        4,604,687
      30,000  Associates First Capital Corp., Class A  . . . .        2,242,500
      90,000  Federal Home Loan Mortgage Corp. . . . . . . . .        4,168,125
      50,000  First Data Corp. . . . . . . . . . . . . . . . .        1,693,750
     110,000  MBNA Corp. . . . . . . . . . . . . . . . . . . .        3,726,250
     110,000  Norwest Corp.  . . . . . . . . . . . . . . . . .        4,365,625
      80,000  Schwab (Charles) Corp. . . . . . . . . . . . . .        2,800,000
                                                               ----------------
                                                                     26,200,937
                                                               ----------------

              FOOD AND BEVERAGE - 2.35%
      45,000  Richfood Holdings, Inc., Class A . . . . . . . .        1,234,687
     160,000  Sysco Corp.  . . . . . . . . . . . . . . . . . .        3,810,000
                                                               ----------------
                                                                      5,044,687
                                                               ----------------

              HEALTH CARE SERVICES - 7.33%
      35,000  Cardinal Health, Inc.  . . . . . . . . . . . . .        3,368,750
     140,000  Health Management
              Associates, Inc., Class A* . . . . . . . . . . .        4,410,000

                                                                         Market
Shares                                                                    Value
------                                                                    -----
              HEALTH CARE SERVICES (CONTINUED)
     100,000  Omnicare, Inc. . . . . . . . . . . . . . . . . . $      3,425,000
      40,000  Pfizer, Inc. . . . . . . . . . . . . . . . . . .        4,552,500
                                                               ----------------
                                                                     15,756,250
                                                               ----------------

              PHARMACEUTICALS - 1.68%
      30,000  Merck & Co., Inc.  . . . . . . . . . . . . . . .        3,615,000
                                                               ----------------

              RETAIL - 2.57%
      50,000  Kohl's Corp.*  . . . . . . . . . . . . . . . . .        2,065,625
     100,000  Walgreen Co. . . . . . . . . . . . . . . . . . .        3,450,000
                                                               ----------------
                                                                      5,515,625
                                                               ----------------

              TECHNOLOGY - 10.34%
      60,000  Cisco Systems, Inc.* . . . . . . . . . . . . . .        4,395,000
      35,000  Computer Associates International, Inc.  . . . .        2,049,687
      50,000  Computer Sciences Corp.* . . . . . . . . . . . .        2,637,500
      85,000  EMC Corp.* . . . . . . . . . . . . . . . . . . .        3,920,625
      55,000  HBO & Co.. . . . . . . . . . . . . . . . . . . .        3,289,687
      50,000  Microsoft Corp.* . . . . . . . . . . . . . . . .        4,506,250
      35,000  Sun Microsystems, Inc.*  . . . . . . . . . . . .        1,441,562
Registration expenses . . . . . . . . . . . . . . . . . . . . . . . .         101,725              63,572
Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,023               7,391
Reports to shareowner expenses. . . . . . . . . . . . . . . . . . . .          17,182               9,908


Certain officers and Trustees of the Funds are also officers and directors of Chicago Trust. The Funds do not compensate its officers or affiliated Trustees. Effective January 1, 1998, the Company pays each unaffiliated Trustee $2,000 per Board of Trustees meeting attended and an annual retainer of $2,000.

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

TRUSTEES
     Leonard F. Amari*
     Stuard D. Bilton, Chairman
     Dorothea C. Gilliam
     Gregory T. Mutz*
     Nathan Shapiro*
     *Unafilliated Trustee

ADVISORS
     The Chicago Trust Company
     171 North Clark Street
     Chicago, IL 60601-3294

     Montag & Caldwell, Inc.
     3343 Peachtree Road, NE, Suite 1100
     Atlanta, GA  30326-1022

SHAREOWNER
SERVICES
     First Data Investor Services Group, Inc.
     4400 Computer Drive
     Westborough, MA  01581

DISTRIBUTOR
     First Data Distributors, Inc.
     4400 Computer Drive
     Westborough, MA  01581




OFFICERS
     Kenneth C. Anderson, President
     David F. Seng, Senior Vice President
     Gerald F. Dillenburg, Vice President,
                  Secretary and Treasurer

CUSTODIAN
     Bankers Trust
     One Bankers Trust Place
     New York, NY  10001

LEGAL COUNSEL
     Sonnenschein Nath & Rosenthal
     8000 Sears Tower
     Chicago, IL  60606

AUDITOR
     KPMG Peat Marwick LLP
     303 East Wacker Drive
     Chicago, IL  60601


[LOGO]  ALLEGHANY FUNDS


Distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, 7/1/98

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.